     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 30, 2004


                                                    REGISTRATION NOS. 333-106757
                                                                       811-21394

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM N-6

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933


                         POST-EFFECTIVE AMENDMENT NO. 1


         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940


                                 AMENDMENT NO. 3


                                   ----------

                     COUNTRY INVESTORS VARIABLE LIFE ACCOUNT
                           (Exact Name of Registrant)

                    COUNTRY INVESTORS LIFE ASSURANCE COMPANY
                               (Name of Depositor)

                                   ----------

                             1701 N. TOWANDA AVENUE
                        BLOOMINGTON, ILLINOIS 61702-2000
                                 1-309-821-3000
          (Address and Telephone Number of Principal Executive Office)

                                 PAUL M. HARMON
                          OFFICE OF THE GENERAL COUNSEL
                             1701 N. TOWANDA AVENUE
                        BLOOMINGTON, ILLINOIS 61702-2000
               (Name and Address of Agent for Service of Process)

                                   ----------

                                    COPY TO:

                            STEPHEN E. ROTH, ESQUIRE
                         SUTHERLAND ASBILL & BRENNAN LLP
                         1275 PENNSYLVANIA AVENUE, N.W.
                           WASHINGTON, D.C. 20004-2415


  IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX):

     / / IMMEDIATELY UPON FILING PURSUANT TO PARAGRAPH (b) OF RULE 485; /X/ ON MAY 1, 2004 PURSUANT TO PARAGRAPH (b)
     / / 60 DAYS AFTER FILING PURSUANT TO PARAGRAPH (a)(1) OF RULE 485; / / ON (DATE) PURSUANT TO PARAGRAPH (a)(1) OF RULE 485.

  IF APPROPRIATE, CHECK THE FOLLOWING BOX:

     / / THIS POST-EFFECTIVE AMENDMENT DESIGNATES A NEW EFFECTIVE DATE FOR A
         PREVIOUSLY FILED POST-EFFECTIVE AMENDMENT.

  TITLE OF SECURITIES BEING REGISTERED: FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICIES


================================================================================

                     COUNTRY INVESTORS VARIABLE LIFE ACCOUNT
                 FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

                                   PROSPECTUS


                                   May 1, 2004

COUNTRY Investors Life Assurance Company(R) ("COUNTRY," "we," "us" or "our") is offering a flexible premium variable life insurance policy (the "Policy") described in this Prospectus. COUNTRY designed the Policy: (1) to provide insurance protection; and (2) to permit the purchaser of a Policy ("you" or "your") to vary premium payments and adjust the death proceeds payable under the Policy.


While the Policy is in force, we will pay:

     -    death proceeds upon the Insured's death, and

     - a Net Cash Surrender Value or Net Accumulated Value upon complete surrender or partial withdrawal of the Policy.

You may allocate Net Premiums under a Policy to one or more of the Subaccounts of COUNTRY Investors Variable Life Account (the "Variable Account"). Death proceeds may, and Accumulated Value will, vary with the investment performance of the Variable Account. Each Subaccount invests exclusively in shares of the Investment Options listed below. Current prospectuses that describe the investment objectives and risks of each Investment Option must accompany or precede this Prospectus.

American Century(R)
   VP Ultra(R) Fund

   VP Vista(SM) Fund

COUNTRY Mutual Funds Trust
   COUNTRY VP Balanced Fund
   COUNTRY VP Bond Fund
   COUNTRY VP Growth Fund
   COUNTRY VP Short-Term Bond Fund
Dreyfus Variable Investment Fund
   VIF Appreciation Portfolio--Initial Share Class
   VIF Developing Leaders Portfolio--Initial Share Class
   VIF Disciplined Stock Portfolio--Initial Share Class
   VIF Growth and Income Portfolio--Initial Share Class
   VIF International Equity Portfolio--Initial Share Class
EquiTrust Variable Insurance Series Fund
   Blue Chip Portfolio
   High Grade Bond Portfolio
   Managed Portfolio
   Money Market Portfolio
   Strategic Yield Portfolio
Fidelity Variable Insurance Products Funds
   VIP Contrafund(R) Portfolio--Initial Class
   VIP Growth Portfolio--Initial Class
   VIP Growth & Income Portfolio--Initial Class
   VIP Index 500 Portfolio--Initial Class
   VIP Mid Cap Portfolio--Service Class 2
   VIP Overseas Portfolio--Initial Class
Franklin Templeton Variable Insurance Products Trust
   Franklin Real Estate Fund--Class 2
   Franklin Small Cap Fund--Class 2
   Franklin Small Cap Value Securities Fund--Class 2
   Franklin U.S. Government Fund--Class 2
   Mutual Shares Securities Fund--Class 2
   Templeton Growth Securities Fund--Class 2
J.P. Morgan Series Trust II
   JPMorgan Mid Cap Value Portfolio
   JPMorgan Small Company Portfolio
Summit Pinnacle Series
   Russell 2000 Small Cap Index Portfolio
   S&P MidCap 400 Index Portfolio
T. Rowe Price Equity Series, Inc.
   Equity Income Portfolio

   New America Growth Portfolio

   Personal Strategy Balanced Portfolio
T. Rowe Price International Series, Inc.
   International Stock Portfolio

You may also allocate Net Premiums to the Declared Interest Option, which is supported by our General Account. We credit amounts allocated to the Declared Interest Option with at least a 4% annual interest rate.


PLEASE NOTE THAT THE POLICIES AND INVESTMENT OPTIONS ARE NOT BANK DEPOSITS, ARE NOT FEDERALLY INSURED, ARE NOT GUARANTEED TO ACHIEVE THEIR GOALS AND ARE SUBJECT TO RISKS, INCLUDING LOSS OF THE AMOUNT INVESTED. WE DO NOT GUARANTEE THE AMOUNT AND/OR DURATION OF INSURANCE COVERAGE UNDER THE POLICY.


This Prospectus provides basic information that you should know before purchasing the Policy. You should consider the Policy in conjunction with other insurance you own. REPLACING YOUR EXISTING LIFE INSURANCE WITH THIS POLICY MAY NOT BE TO YOUR ADVANTAGE. IN ADDITION, IT MAY NOT BE TO YOUR ADVANTAGE TO FINANCE THE PURCHASE OR MAINTENANCE OF THIS POLICY THROUGH A LOAN OR THROUGH WITHDRAWALS FROM ANOTHER POLICY. PLEASE CONSULT YOUR REGISTERED REPRESENTATIVE OR TAX ADVISER.

  THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE
   SECURITIES OR DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY
              REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

    Please read this Prospectus carefully and retain it for future reference.

                                    Issued By

                   COUNTRY Investors Life Assurance Company(R)


              Home Office                   Variable Product Service Center
        1701 N. Towanda Avenue                        PO Box 9239
   Bloomington, Illinois 61702-2000             Des Moines, Iowa 50306
                                                    1-888-349-4658

TABLE OF CONTENTS


                                                                                      PAGE
                                                                                    --------
POLICY BENEFITS/RISK SUMMARY                                                               3
        Policy Benefits                                                                    3
        Policy Risks                                                                       4
        Portfolio Risks                                                                    6
        Fee Tables                                                                         7
COUNTRY INVESTORS LIFE ASSURANCE COMPANY AND THE VARIABLE ACCOUNT                         14
        COUNTRY Investors Life Assurance Company                                          14
        IMSA                                                                              14
        The Variable Account                                                              14
        Investment Options                                                                14
        Addition, Deletion or Substitution of Investments                                 21
THE POLICY                                                                                22
        Purchasing the Policy                                                             22
        Premiums                                                                          23
        Examination of Policy (Cancellation Privilege)                                    24
        Policy Lapse and Reinstatement                                                    24
POLICY BENEFITS                                                                           25
        Accumulated Value Benefits                                                        25
        Transfers                                                                         28
        Loan Benefits                                                                     30
        Death Proceeds                                                                    32
        Additional Insurance Benefits                                                     33
CHARGES AND DEDUCTIONS                                                                    34
        Premium Expense Charge                                                            34
        Monthly Deduction                                                                 34
        Transfer Charge                                                                   36
        Partial Withdrawal Fee                                                            37
        Surrender Charge                                                                  37
        Additional Charges                                                                37
THE DECLARED INTEREST OPTION                                                              37
        Transfers, Partial Withdrawals, Surrenders and Policy Loans                       38
GENERAL PROVISIONS                                                                        38
        Change of Provisions                                                              38
        Ownership                                                                         38
        The Beneficiary                                                                   38
        Change of Address                                                                 39
DISTRIBUTION OF THE POLICIES                                                              39
FEDERAL TAX MATTERS                                                                       40
        Introduction                                                                      40
        Tax Status of the Policy                                                          40
        Tax Treatment of Policy Benefits                                                  41
        Possible Tax Law Changes                                                          43
        Taxation of the Company                                                           43
ADDITIONAL INFORMATION                                                                    44
        Voting Rights                                                                     44
        Postponement of Payments                                                          44
        Legal Proceedings                                                                 45

                                                                                      PAGE
                                                                                    --------
FINANCIAL STATEMENTS                                                                      45
STATEMENT OF ADDITIONAL INFORMATION                                                       45
GLOSSARY                                                                                 G-1
STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS                                SAI-TOC


                   The Policy is not available in all States.

This Prospectus constitutes an offering only in those jurisdictions where such offering may lawfully be made.

COUNTRY has not authorized any dealer, salesman or other person to give any information or make any representations in connection with this offering other than those contained in this Prospectus. Do not rely on any such other information or representations.

POLICY BENEFITS/RISK SUMMARY

     This summary describes the Policy's important benefits and risks. The sections in the Prospectus following this summary discuss the Policy's benefits and other provisions in more detail. THE GLOSSARY AT THE END OF THE PROSPECTUS DEFINES CERTAIN WORDS AND PHRASES USED IN THIS PROSPECTUS.

                                 POLICY BENEFITS

     Your Policy is a flexible premium variable life insurance policy that provides life insurance protection in the event of the death of the Insured. The death benefit proceeds payable to the Beneficiary may, and your Accumulated Value under the Policy will, vary based on the investment performance of the Subaccounts you choose and the amount of interest credited in the Declared Interest Option. You may make withdrawals and loans from your Accumulated Value under the Policy subject to certain conditions described in this Prospectus. You may surrender your Policy at any time.

DEATH BENEFIT

          - DEATH BENEFIT PROCEEDS: We pay the death benefit (less any Policy Debt plus any unearned loan interest and any premiums paid after the date of death) to the Beneficiary when the Insured dies. We will increase the death benefit by the amount of any additional insurance provided by optional benefit rider(s).


          - DEATH BENEFIT OPTIONS: You may choose between two death benefit options under the Policy. You may change the death benefit option at any time while the Policy is in force. You may change the Specified Amount (which is the amount of insurance you select), after the first Policy Year, while the Policy is in force. Changing the death benefit option or Specified Amount may have tax consequences. We calculate the amount available under each death benefit option monthly and as of the Insured's date of death.


               - OPTION A is equal to the greater of: (1) the sum of the Specified Amount and the Accumulated Value; or (2) the Accumulated Value multiplied by the specified amount factor for the Insured's Attained Age, as set forth in the Policy.

               - OPTION B is equal to the greater of: (1) Specified Amount; or (2) the Accumulated Value multiplied by the specified amount factor for the Insured's Attained Age, as set forth in the Policy.

SURRENDERS, PARTIAL WITHDRAWALS, TRANSFERS AND POLICY LOANS

          - SURRENDERS: At any time while your Policy is in force, you may make a written request to us at our Variable Product Service Center to surrender your Policy and receive the Cash Surrender Value less any Policy Debt. The Cash Surrender Value is the Accumulated Value reduced by the Surrender Charge. A SURRENDER MAY HAVE TAX CONSEQUENCES.

          - PARTIAL WITHDRAWALS: After the first Policy Year, while your Policy is in force, you may make a written request to withdraw part of the Cash Surrender Value. PARTIAL WITHDRAWALS MAY HAVE TAX CONSEQUENCES.


          - TRANSFERS: Subject to certain limitations, you may transfer amounts among the Subaccounts an unlimited number of times in a Policy Year. The initial twelve transfers in each Policy Year will be completed without charge. We may assess a $10 charge for each transfer after the twelfth transfer in a Policy Year. You may only make one transfer per Policy Year between the Declared Interest Option and the Variable Account.


          - LOANS: You may take a loan from your Policy at any time. The maximum loan amount you may take is the Cash Surrender Value less any outstanding Policy Debt and less the amount necessary to keep the Policy in force to the third Monthly Deduction Day following the date of the Policy

               Loan. We charge you a maximum annual interest rate no greater than 7.4% per year in advance on your loan. We may declare a lower rate in our discretion. After the tenth Policy Year, we may, but are not obligated to do so, allow you to take a loan in an amount equal to or less than the gain under the Policy with an effective annual interest rate of 0%. LOANS MAY HAVE TAX CONSEQUENCES.

PREMIUMS

          - FLEXIBILITY OF PREMIUMS: After you pay the initial premium, you may pay subsequent premiums at any time and in any amount (but not less than $50), subject to a certain maximum. You may select a premium payment plan to pay premiums quarterly, semi-annually or annually. You are not required to pay premiums according to the plan.

          - CANCELLATION PRIVILEGE: When you receive your Policy, the free-look period begins. You may return your Policy during this period and receive a refund. We will refund an amount equal to the greater of: (1) the premiums paid; or (2) the sum of the Accumulated Value on the Business Day we receive the Policy at our Variable Product Service Center plus any charges deducted. The free-look period expires at midnight on the 30th day after you receive the Policy. This period will be longer if required by state law.

THE POLICY

          - OWNERSHIP RIGHTS: While the Insured is living, you, as the owner of the Policy, may exercise all of the rights and options described in the Policy. These rights include selecting and changing the Beneficiary, the Policyowner and assigning the Policy. Changing the Policyowner or assigning the Policy may have tax consequences.

          - VARIABLE ACCOUNT: You may direct the money in your Policy to any of the Subaccounts of the Variable Account. Each Subaccount invests exclusively in one of the Investment Options listed on the first page of this Prospectus.

          - DECLARED INTEREST OPTION: You may place money in the Declared Interest Option where it is guaranteed to earn at least 4% annual interest. We may declare higher rates of interest, but are not obligated to do so.

          - ACCUMULATED VALUE: Accumulated Value is the sum of the values of your Policy in the Subaccounts and the Declared Interest Option. Accumulated Value varies from day to day depending on the investment performance of the Subaccounts you choose, interest we credit to the Declared Interest Option, charges we deduct and any other transactions (e.g., transfers, partial withdrawals and loans). WE DO NOT GUARANTEE A MINIMUM ACCUMULATED VALUE.

          - PAYMENT OPTIONS: There are several ways of receiving proceeds under the death benefit, surrender and partial withdrawal provisions of the Policy, other than in a lump sum. None of the available payment options vary with the investment performance of the Variable Account. Other options may be available. More detailed information concerning these payment options is available on request from our Variable Product Service Center.

SUPPLEMENTAL RIDERS AND BENEFITS

     We offer several riders that provide supplemental benefits under the Policy. We generally deduct any monthly charges for these riders from Accumulated Value as part of the monthly deduction. Your registered representative can help you determine whether any of these riders are suitable for you. These riders may not be available in all states. Please contact us for further details.

                                  POLICY RISKS

INVESTMENT RISK

     If you invest your Accumulated Value in one or more Subaccounts, you will be subject to the risk that the investment performance of the Subaccounts will be unfavorable, and that, due both to the unfavorable performance and the resulting higher insurance charges, the Accumulated Value will decrease. You will also be subject to the risk that the investment performance of the Subaccounts you select may be less favorable than that of other Subaccounts. In order to keep the Policy in force, you may be required to pay more premiums than originally planned. You could lose everything you invest.

     If you allocate Net Premiums to the Declared Interest Option, we will credit your Accumulated Value (in the Declared Interest Option) with a declared rate of interest. However, you assume the risk that the rate may decrease, although it will never be lower than the guaranteed rate of 4%.

RISK OF LAPSE

     If your Net Cash Surrender Value is not enough to pay the charges deducted each month, your Policy may enter a 61-day Grace Period. We will notify you that the Policy will lapse (terminate without value) at the end of the Grace Period unless you make a sufficient payment. Your Policy generally will not lapse at the end of a Grace Period if you make a premium payment that, when reduced by the premium expense charge, will be at least equal to three times the monthly charges under the Policy immediately preceding the Grace Period. You may reinstate a lapsed Policy, subject to certain conditions.

TAX RISKS


     In order to qualify as a life insurance contract for federal income tax purposes and receive the tax treatment normally accorded life insurance contracts under federal tax law, a life insurance policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that a Policy should generally satisfy the applicable requirements. There is less guidance, however, with respect to a Policy with a spouse or child term rider attached and it is not clear whether such a Policy will, in all cases, satisfy the applicable requirements, particularly if you pay the full amount of premiums permitted under the Policy. Assuming that a Policy qualifies as a life insurance contract for federal income tax purposes, you should not be deemed to be in constructive receipt of Accumulated Value under a Policy until there is a distribution from the Policy. Moreover, death benefits payable under a Policy generally should be excludable from the gross income of the Beneficiary. As a result, the Beneficiary generally should not be taxed on these proceeds.


     Depending on the total amount of premiums you pay, the Policy may be treated as a modified endowment contract ("MEC") under federal tax laws. If a Policy is treated as a MEC, any surrenders, partial withdrawals and loans under the Policy will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, a 10% penalty tax may be imposed on surrenders, partial withdrawals and loans taken before you reach age 59 1/2 . If the Policy is not a MEC, distributions generally will be treated first as a return of basis or investment in the contract and then as taxable income. Moreover, loans will generally not be treated as distributions. However, the tax consequences associated with loans on Policies in force for ten years or more is unclear. Finally, neither distributions nor loans from a Policy that is not a MEC are subject to the 10% penalty tax.

     See "FEDERAL TAX MATTERS." YOU SHOULD CONSULT A QUALIFIED TAX ADVISER FOR ASSISTANCE IN ALL POLICY-RELATED TAX MATTERS.

PARTIAL WITHDRAWAL AND SURRENDER RISKS

     The Surrender Charge under the Policy applies for the first ten Policy Years in the event you surrender your Policy and may be considerable. It is possible that you will receive no Net Cash Surrender Value if you surrender your Policy in the first few Policy Years. You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if you intend to surrender all or part of the Accumulated Value in the near future. We designed the Policy to meet long-term financial goals. THE POLICY IS NOT SUITABLE AS A SHORT-TERM INVESTMENT.

     Even if you do not ask to surrender your Policy, Surrender Charges may play a role in determining whether your Policy will lapse (terminate without value), because Surrender Charges affect the Net Cash Surrender Value which is a measure we use to determine whether your Policy will enter a Grace Period (and possibly lapse). See "Risk of Lapse" above.

     Partial withdrawals may not exceed an amount equal to (a) minus (b) where:

      (a) is the Cash Surrender Value; and

      (b) is the sum of:

            (1) an amount sufficient to keep the Policy in force to the third Monthly Deduction Day following the date of the partial withdrawal; plus

            (2)  any Policy Loans; plus

            (3)  the Partial Withdrawal Fee.

     Partial withdrawals are assessed a Partial Withdrawal Fee equal to the lesser of $25 or 2% of the Accumulated Value withdrawn.

     A PARTIAL WITHDRAWAL OR SURRENDER MAY HAVE TAX CONSEQUENCES.

POLICY LOAN RISKS

     A Policy Loan, whether or not repaid, will affect Accumulated Value over time because we subtract the amount of the Policy Loan from the Subaccounts and/or Declared Interest Option as collateral, and this loan collateral does not participate in the investment performance of the Subaccounts or receive any higher interest rate credited to the Declared Interest Option.

     We reduce the amount we pay on the Insured's death by any outstanding Policy Debt. Your Policy may lapse (terminate without value) if Policy Debt plus any unearned loan interest reduces your Net Cash Surrender Value to zero.

     If you surrender the Policy or allow it to lapse while a Policy Loan is outstanding, the amount of the loan, to the extent it has not previously been taxed, will be added to any amount you receive and taxed accordingly. A loan may also have other tax consequences.


RISK OF AN INCREASE IN CURRENT FEES AND EXPENSES

     Certain fees and expenses are currently assessed at less than their maximum levels. We may increase these current charges in the future up to the guaranteed maximum levels. If fees and expenses are increased, you may need to increase the amount and/or frequency of premiums to keep the Policy in force.


                                 PORTFOLIO RISKS

     A comprehensive discussion of the risks of each Investment Option may be found in the respective Fund's prospectus. Please refer to each Fund's prospectus for more information.

     There is no assurance that any Fund will achieve its stated investment objective.

FEE TABLES

     The following tables describe the fees and expenses that are payable when buying, owning and surrendering the Policy.

     The first table describes the fees and expenses that are payable at the time you buy the Policy, surrender the Policy or transfer Accumulated Value among the Subaccounts and Declared Interest Option.

                                TRANSACTION FEES

                                                                        AMOUNT DEDUCTED--
                                         WHEN CHARGE IS                MAXIMUM GUARANTEED                  AMOUNT DEDUCTED--
CHARGE                                      DEDUCTED                         CHARGE*                        CURRENT CHARGE
------------------------------------------------------------------------------------------------------------------------------------
Premium Expense Charge           Upon receipt of each premium     6% of each premium payment      6% of each premium payment up to
                                 payment                                                          the Target Premium(1), and 2% of
                                                                                                  each premium payment over the
                                                                                                  Target Premium in the first Policy
                                                                                                  Year only; 6% of each premium
                                                                                                  payment in each subsequent Policy
                                                                                                  Year

Partial Withdrawal Fee           Upon partial withdrawal          2% of the Accumulated Value     2% of the Accumulated Value
                                                                  withdrawn, not to exceed $25    withdrawn, not to exceed $25

Surrender Charge(2)              Upon a full surrender of your
                                 Policy during the first ten
                                 Policy Years.

MINIMUM CHARGE(3)                                                 $1.88 per $1,000 of             $1.88 per $1,000 of Specified
                                                                  Specified Amount                Amount

MAXIMUM CHARGE(4)                                                 $50.28 per $1,000 of            $50.28 per $1,000 of Specified
                                                                  Specified Amount                Amount

CHARGE FOR MALE, ISSUE AGE 30,                                    $6.54 per $1,000 of             $6.54 per $1,000 of Specified
STANDARD NON-TOBACCO IN FIRST                                     Specified Amount                Amount
POLICY YEAR

Transfer Charge                  Upon transfer                    First twelve transfers in a     First twelve transfers in a Policy
                                                                  Policy Year are free, $25       Year are free, $10 for each
                                                                  for each subsequent transfer    subsequent transfer

Illustrative Report              Upon request for each            $25 per report                  $0 per report
                                 additional report

* We may charge fees and use rates that are lower than the maximum guaranteed charge. Current charges are the fees and rates currently in effect. Any changes in current charges will be prospective and will never exceed the maximum charge.

(1) The Target Premium is a specified annual premium which is based on the age, sex and underwriting class of the Insured, the Specified Amount of the Policy and the types and amounts of any additional benefits included in the Policy. The maximum Target Premium for a Policy in a standard underwriting class, assuming no riders or supplemental benefits, is $99.72 per $1,000. This figure assumes that the Insured has the following characteristics: Male, Issue Age 80, Standard Tobacco. The maximum Target Premium for a Policy with an Insured in a substandard underwriting class, assuming no riders or supplemental benefits, is $358.92 per $1,000. This figure assumes the Insured has the following characteristics: Male, Issue Age 80, Standard Tobacco, rated 400% extra substandard. The Target Premium for your Policy is shown on your Policy's data page.

(2) The Surrender Charge equals a charge per $1,000 of Specified Amount, and varies based on the Insured's Issue Age, sex, underwriting class and Policy Year. The Surrender Charge shown in the table may not be representative of the charge you will pay. Your Policy's data page indicates the Surrender Charge applicable to your Policy. More detailed information concerning your Surrender Charge is available upon request at our Variable Product Service Center. This charge is assessed during the first ten Policy Years. The Surrender Charge decreases annually over the Surrender Charge period.

(3) The minimum shown is the first Policy Year Surrender Charge for Insureds with the following characteristics: Female, Issue Age 0.

(4) The maximum shown is the first Policy Year Surrender Charge for Insureds with the following characteristics: Male, Issue Age 63, Standard Tobacco.

The next tables describe the fees and expenses that you will pay periodically during the time that you own your Policy, not including expenses of each Investment Option.

                                PERIODIC CHARGES
                (OTHER THAN INVESTMENT OPTION OPERATING EXPENSES)


                                                                        AMOUNT DEDUCTED--
                                         WHEN CHARGE IS                MAXIMUM GUARANTEED                  AMOUNT DEDUCTED--
CHARGE                                      DEDUCTED                         CHARGE                         CURRENT CHARGE
------------------------------------------------------------------------------------------------------------------------------------
Cost of Insurance Charge(5)      Monthly, on the Monthly
                                 Deduction Day

MINIMUM CHARGE(6)                                                 $0.05667 per $1,000 net         $0.01426 per $1,000 net amount at
                                                                  amount at risk                  risk

MAXIMUM CHARGE(7)                                                 $83.33333 per $1,000 net        $30.40417 per $1,000 net amount
                                                                  amount
                                                                  at risk                         at risk

CHARGE FOR MALE, ATTAINED                                         $0.12085 per $1,000 net         $0.07035 per $1,000 net amount at
AGE 30, NON-TOBACCO                                               amount at risk                  risk
$100,000 SPECIFIED AMOUNT

Monthly Expense Charge           Monthly, on the Monthly          $10 in the first Policy         $10 in the first Policy Year, $6
                                 Deduction Day                    Year, $6 in each subsequent     in each subsequent Policy Year
                                                                  Policy Year

Monthly Unit Charge(8)           Monthly, on the Monthly
                                 Deduction Day for the first
                                 15 Policy Years

MINIMUM CHARGE(9)                                                 $0.09 per $1,000 of             $0.09 per $1,000 of Specified
                                                                  Specified Amount                Amount

MAXIMUM CHARGE(10)                                                $0.15 per $1,000 of             $0.15 per $1,000 of Specified
                                                                  Specified Amount                Amount

CHARGE FOR MALE, ATTAINED                                         $0.14 per $1,000 of             $0.14 per $1,000 of Specified
AGE 30, STANDARD NON-TOBACCO                                      Specified Amount                Amount

Policy Loan Interest Spread(11)  On each Policy Anniversary or    4.00% (effective annual rate)   3.75% (effective annual rate)
                                 earlier, as applicable(12)

Optional Disability Waiver of    Monthly, on the Monthly
Monthly Deduction Rider(13),(14) Deduction Day

MINIMUM CHARGE(15)                                                5.50% of all other monthly      5.50% of all other monthly charges
                                                                  charges

MAXIMUM CHARGE(16)                                                19.25% of all other monthly     19.25% of all other monthly
                                                                  charges                         charges

CHARGE FOR ATTAINED AGE 30                                        7.00% of all other monthly      7.00% of all other monthly charges
                                                                  charges

Childrens Insurance Rider        Monthly, on the Monthly          $3.70 per unit of rider         $3.70 per unit of rider coverage
                                 Deduction Day                    coverage

Optional Guaranteed Insurance    Monthly, on the Monthly
Option Rider(13)                 Deduction Day

MINIMUM CHARGE(17)                                                $0.05 per $1,000 of rider       $0.05 per $1,000 of rider coverage
                                                                  coverage amount                 amount

MAXIMUM CHARGE(18)                                                $0.20 per $1,000 of rider       $0.20 per $1,000 of rider coverage
                                                                  coverage amount                 amount

CHARGE FOR ISSUE AGE 30                                           $0.15 per $1,000 of rider       $0.15 per $1,000 of rider coverage
                                                                  coverage amount                 amount

Optional Spouse Insurance        Monthly, on the Monthly
Rider(13)                        Deduction Day

MINIMUM CHARGE(19)                                                $0.07167 per $1,000 of rider    $0.02246 per $1,000 of rider
                                                                  coverage amount                 coverage amount

MAXIMUM CHARGE(20)                                                $83.33333 per $1,000 of         $30.40417 per $1,000 of rider
                                                                  rider coverage amount           coverage amount

CHARGE FOR FEMALE, ATTAINED                                       $0.10417 per $1,000 of rider    $0.05173 per $1,000 of rider
AGE 30, STANDARD NON-TOBACCO,                                     coverage amount                 coverage amount
$100,000 SPECIFIED AMOUNT

(5) The cost of insurance charge will vary based on the Insured's Attained Age, sex, Specified Amount and underwriting class. The cost of insurance charges shown in the table may not be typical of the charges you will pay. Your Policy's data page indicates the guaranteed cost of insurance charge applicable to your Policy. More detailed information concerning your cost of insurance charge is available on request from our Variable Product Service Center. Also, before you purchase the Policy, we can provide you hypothetical illustrations of Policy values based upon the Insured's age and risk class, the death benefit option, Specified Amount, planned periodic premiums and riders requested. Please consult your registered representative for information about your cost of insurance charge.

(6) The minimum guaranteed cost of insurance charge assumes that the Insured has the following characteristics: Female, Attained Age 10, Non-Tobacco. The minimum current cost of insurance charge assumes that the Insured has the following characteristics: Female, Attained Age 5 or Attained Age 6, $1,000,000 or greater Specified Amount.

(7) The maximum guaranteed cost of insurance charge for standard underwriting classes assumes that the Insured has the following characteristics: Male or Female, Attained Age 99. The maximum current cost of insurance charge for standard underwriting classes assumes the Insured has the following characteristics: Male, Attained Age 99, Standard Tobacco, Specified Amount less than $100,000. The maximum guaranteed and current cost of insurance charge for substandard risks is $83.33333 per $1,000 of net amount at risk, which, depending on the specific substandard ratings, could vary based on Attained Ages, sex, underwriting classes and Specified Amount.

(8) The monthly unit charge will vary based on the Insured's Attained Age, sex and underwriting class. The monthly unit charges shown in the table may not be typical of the charges you will pay. Your Policy's data page indicates the guaranteed monthly unit charge applicable to your Policy. More detailed information concerning your monthly unit charge is available on request from our Variable Product Service Center.

(9) The minimum guaranteed monthly unit charge assumes that the Insured has the following characteristics: Female, Preferred Plus Non-Tobacco. The minimum current monthly unit charge assumes that the Insured has the following characteristics: Female, Preferred Plus Non-Tobacco.

(10) The maximum guaranteed monthly unit charge assumes that the Insured has the following characteristics: Male, Standard Tobacco. The maximum current monthly unit charge assumes that the Insured has the following characteristics: Male, Standard Tobacco.


(11) The Policy Loan Interest Spread is the difference between the amount of interest we charge you for a loan (currently, an effective annual rate of 8.00%, guaranteed not to exceed 8.00%), and the amount of interest we credit to the amounts we hold as security for the Policy Debt guaranteed at an effective annual rate equal to no less than 4.00% (currently, an effective annual rate of 4.25%).

The current Policy Loan Interest Spread identified in the above table is the Policy Loan Interest Spread in effect as of the date of this Prospectus. The Company, in its discretion, may vary the Policy Loan Interest Spread from time to time. The current Policy Loan Interest Spread may not be the Policy Loan Interest Spread at the time you request a Policy Loan.


(12) While a Policy Loan is outstanding, loan interest is payable in advance on each Policy Anniversary or, if earlier, on the date of Policy lapse, surrender, termination or the Insured's death. For Policies that have been in force ten years, we may allow a loan spread of 0% on a loan in an amount equal to or less than the gain under the Policy.

(13) The charge for the Spouse Insurance Rider varies based on the Spouse's Attained Age, sex, underwriting class and Specified Amount. The charge for the Disability Waiver of Monthly Deduction Rider varies based on the Insured's Attained Age and waiver class. The charge for the Guaranteed Insurance Option Rider varies based on the Insured's Issue Age. The charges shown in the table may not be typical of the charges you will pay. More detailed information regarding these rider charges is available upon request from our Variable Product Service Center.

(14) The cost of insurance charge on the Disability Waiver of Monthly Deduction Rider also includes charges for all additional benefit riders attached to the Policy.

(15) The minimum Disability Waiver of Monthly Deduction Rider charge assumes that the Insured has the following characteristics: Attained Ages 0-21.

(16) The maximum charge for the Disability Waiver of Monthly Deduction Rider assumes the Insured has the following characteristics: Attained Age 59 and a standard waiver class. The maximum charge for the Disability Waiver of Monthly Deduction Rider with an Insured in a substandard waiver class is 38.5% of all other % of all other monthly charges. This figure assumes the Insured has the following characteristic: Attained Age 59 and a substandard waiver class.

(17) The minimum Guaranteed Insurance Option Rider charge assumes that the Insured has the following characteristics: Issue Ages 0-2.

(18) The maximum Guaranteed Insurance Option Rider charge assumes that the Insured has the following characteristics: Issue Ages 41-42.

(19) The minimum guaranteed Spouse Insurance Rider charge assumes that the Insured has the following characteristics: Female, Attained Age 15, Non-Tobacco. The minimum current Spouse Insurance Rider charge assumes that the Insured has the following characteristics: Female, Attained Age 15, Preferred Plus Non-Tobacco, $1,000,000 or greater Specified Amount.

(20) The maximum guaranteed Spouse Insurance Rider charge assumes that the Insured has the following characteristics: Male or Female, Attained Age 99. The maximum current Spouse Insurance Rider assumes that the Insured is in a standard underwriting class has the following characteristics: Male, Attained Age 99, Standard Tobacco, Specified Amount less than $100,000. The maximum guaranteed and current Spouse Insurance Rider charge for substandard risks is $83.33333 per $1,000 of rider coverage amount, which, depending on the specific substandard ratings, could vary based on Attained Age, sex, underwriting class and Specified Amount.


     The next table shows the minimum and maximum fees and expenses (both before and after contractual fee waivers and expense reimbursements) charged by any of the Investment Options for the fiscal year ended December 31, 2003. More detail concerning each Investment Option's fees and expenses is contained in the prospectus for each Investment Option.


                   ANNUAL INVESTMENT OPTION OPERATING EXPENSES

         (EXPENSES THAT ARE DEDUCTED FROM INVESTMENT OPTION ASSETS)(21)



                                                                                       MINIMUM     MAXIMUM
----------------------------------------------------------------------------------------------------------
Total Annual Investment Option Operating Expenses (expenses that are deducted from Investment Option assets, including management fees, distribution and/or
service (12b-1) fees and other expenses)                                                 0.34%      1.58%

Total Annual Portfolio Operating Expenses
After Contractual Fee Waiver or Reimbursement(22)                                        0.34%      1.25%



(21) For certain Investment Options, certain expenses were reimbursed or fees waived during 2003. It is anticipated that these voluntary expense reimbursement and fee waiver arrangements will continue past the current year, although they may be terminated at any time. After taking into account these arrangements, annual Investment Option operating expenses would have been:



                                                                                       MINIMUM     MAXIMUM
----------------------------------------------------------------------------------------------------------
Total Annual Investment Option Operating Expenses (expenses that are deducted from Investment Option assets, including management fees, distribution and/or
service (12b-1) fees and other expenses)                                                 0.28%      1.19%



(22) The "Total Annual Investment Options Operating Expenses After Contractual Fee Waiver or Reimbursement" line in the above table shows the minimum and maximum fees and expenses charged by any of the Investment Options that have contractual fee waiver or reimbursement arrangements in place. Those contractual arrangements are designed to reduce total annual portfolio operating expenses for Policyowners and extend at least until December 31, 2004. Eight Investment Options currently have contractual reimbursement or fee waiver arrangements in place. See the "Annual Investment Option Operating Expenses" table beginning on page 11 for a description of the fees and expenses charged by each of the Investment Options available under the Policy as well as any applicable contractual fee waiver or reimbursement arrangements.

     The following table indicates the Investment Options' fees and expenses for the year ended December 31, 2003, both before and after any contractual fee waiver or reimbursement. Current and future expenses may be higher or lower than those shown.


                   ANNUAL INVESTMENT OPTION OPERATING EXPENSES
           (EXPENSES THAT ARE DEDUCTED FROM INVESTMENT OPTION ASSETS)


                                                                  TOTAL EXPENSES
                                                                      (BEFORE        TOTAL AMOUNT      TOTAL EXPENSES
                                                                    CONTRACTUAL     OF CONTRACTUAL   (AFTER CONTRACTUAL
                              ADVISORY      OTHER       12b-1     FEE WAIVERS AND    FEE WAIVER OR     FEE WAIVERS AND
INVESTMENT OPTION                FEE      EXPENSES       FEE      REIMBURSEMENTS)    REIMBURSEMENT     REIMBURSEMENTS)
----------------------------------------------------------------------------------------------------------------------
American Century

  VP Ultra(R) Fund              1.00%       0.01%        0.00%          1.01%            0.00%             1.01%(1)(2)

  VP Vista Fund                 1.00%       0.00%        0.00%          1.00%            0.00%             1.00%(1)

COUNTRY Mutual Funds Trust

  COUNTRY VP
  Balanced Fund                 0.75%       0.69%        0.00%          1.44%            0.54%             0.90%(3)

  COUNTRY VP
  Bond Fund                     0.75%       0.60%        0.00%          1.35%            0.65%             0.70%(3)

  COUNTRY VP
  Growth Fund                   0.75%       0.67%        0.00%          1.42%            0.52%             0.90%(3)

  COUNTRY VP
  Short-Term Bond Fund          0.50%       0.60%        0.00%          1.10%            0.40%             0.70%(3)

Dreyfus

  VIF Appreciation
  Portfolio--Initial
  Share Class                   0.75%       0.05%        0.00%          0.80%            0.00%             0.80%

  VIF Developing
  Leaders Portfolio--
  Initial Share Class           0.75%       0.07%        0.00%          0.82%            0.00%             0.82%

  VIF Disciplined
  Stock Portfolio--
  Initial Share Class           0.75%       0.10%        0.00%          0.85%            0.00%             0.85%

  VIF Growth and
  Income Portfolio--
  Initial Share Class           0.75%       0.07%        0.00%          0.82%            0.00%             0.82%

  VIF International
  Equity Portfolio--
  Initial Share Class           0.75%       0.44%        0.00%          1.19%            0.00%             1.19%

EquiTrust Variable Insurance
 Series Fund

  Blue Chip Portfolio           0.20%       0.16%        0.00%          0.36%            0.00%             0.36%

  High Grade Bond
  Portfolio                     0.30%       0.19%        0.00%          0.49%            0.00%             0.49%

  Managed Portfolio             0.45%       0.17%        0.00%          0.62%            0.00%             0.62%

  Money Market
  Portfolio                     0.25%       0.34%        0.00%          0.59%            0.00%             0.59%

  Strategic Yield
  Portfolio                     0.45%       0.20%        0.00%          0.65%            0.00%             0.65%

                                                                  TOTAL EXPENSES
                                                                      (BEFORE        TOTAL AMOUNT      TOTAL EXPENSES
                                                                    CONTRACTUAL     OF CONTRACTUAL   (AFTER CONTRACTUAL
                              ADVISORY      OTHER       12b-1     FEE WAIVERS AND    FEE WAIVER OR     FEE WAIVERS AND
INVESTMENT OPTION                FEE      EXPENSES       FEE      REIMBURSEMENTS)    REIMBURSEMENT     REIMBURSEMENTS)
------------------------------------------------------------------------------------------------------------------------
Fidelity Variable Insurance
  Products Funds

  VIP Contrafund
  Portfolio--Initial
  Class                         0.58%       0.09%        0.00%          0.67%            0.00%             0.67%(4)

  VIP Growth
  Portfolio--Initial
  Class                         0.58%       0.09%        0.00%          0.67%            0.00%             0.67%(4)

  VIP Growth &
  Income Portfolio--
  Initial Class                 0.48%       0.11%        0.00%          0.59%            0.00%             0.59%

  VIP Index 500
  Portfolio--Initial
  Class                         0.24%       0.10%        0.00%          0.34%            0.00%             0.34%(5)

  VIP Mid Cap
  Portfolio--Service
  Class 2                       0.58%       0.12%        0.25%          0.95%            0.00%             0.95%(4)

  VIP Overseas
  Portfolio--Initial
  Class                         0.73%       0.17%        0.00%          0.90%            0.00%             0.90%(4)

Franklin Templeton

  Franklin Real Estate
  Fund--Class 2                 0.50%       0.03%        0.25%          0.78%            0.00%             0.78%(6)(7)

  Franklin Small Cap
  Fund--Class 2                 0.51%       0.29%        0.25%          1.05%            0.00%             1.05%(7)(8)

  Franklin Small Cap
  Value Securities
  Fund--Class 2                 0.57%       0.19%        0.25%          1.01%            0.00%             1.01%(7)(8)

  Franklin
  U.S. Government
  Fund--Class 2                 0.50%       0.03%        0.25%          0.78%            0.00%             0.78%(6)(7)

  Mutual Shares
  Securities Fund--
  Class 2                       0.60%       0.20%        0.25%          1.05%            0.00%             1.05%(7)

  Templeton Growth
  Securities Fund--
  Class 2                       0.81%       0.07%        0.25%          1.13%            0.00%             1.13%(6)(7)

J.P. Morgan Series Trust II

  JPMorgan Mid Cap
  Value Portfolio               0.70%       0.88%        0.00%          1.58%            0.33%             1.25%(9)(10)

  JPMorgan Small
  Company Portfolio             0.60%       0.55%        0.00%          1.15%            0.00%             1.15%

Summit Pinnacle Series

  Russell 2000 Small
  Cap Index Portfolio           0.35%       0.77%        0.00%          1.12%            0.37%             0.75%(11)

  S&P MidCap 400
  Index Portfolio               0.30%       0.37%        0.00%          0.67%            0.07%             0.60%(11)

                                                                  TOTAL EXPENSES
                                                                      (BEFORE        TOTAL AMOUNT      TOTAL EXPENSES
                                                                    CONTRACTUAL     OF CONTRACTUAL   (AFTER CONTRACTUAL
                              ADVISORY      OTHER       12b-1     FEE WAIVERS AND    FEE WAIVER OR     FEE WAIVERS AND
INVESTMENT OPTION                FEE      EXPENSES       FEE      REIMBURSEMENTS)    REIMBURSEMENT     REIMBURSEMENTS)
------------------------------------------------------------------------------------------------------------------------
T. Rowe Price Equity Series,
  Inc.

  Equity Income
  Portfolio                     0.85%       0.00%        0.00%          0.85%            0.00%             0.85%(12)

  New America
  Growth Portfolio              0.85%       0.00%        0.00%          0.85%            0.00%             0.85%(12)

  Personal Strategy
  Balanced Portfolio            0.90%       0.00%        0.00%          0.90%            0.02%             0.88%(12)(13)

T. Rowe Price International
  Series, Inc.

  International Stock
  Portfolio                     1.05%       0.00%        0.00%          1.05%            0.00%             1.05%(12)


(1) The manager provides the Fund with investment advisory and management services in exchange for a single, unified management fee. The agreement provides that all expenses of the Fund, except broker commissions, taxes, interest, fees and expenses of non-interested directors and extraordinary expenses will be paid by the manager.

(2) The Fund has a "stepped" fee schedule. As a result, the Fund's management fee rate decreases as the Fund's assets increase.


(3) Since the Funds have less than six months of operations, this table shows the estimated operating expenses for each Fund as a ratio of expenses to average daily net assets. The Investment Advisor and Custodian have agreed to waive fees and reimburse other Fund Expenses until May 31, 2005, so that Total Annual Fund Operating Expenses do not exceed 0.90% for the VP Growth Fund and VP Balanced Fund and 0.70% for the VP Short-Term Bond Fund and VP Bond Fund. "Other Expenses" are based on estimated amounts for the current fiscal year.

(4) Total expenses were lower than those shown because a portion of the brokerage commissions that the Fund paid was used to reduce the Fund's expenses, and/or because through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's custodian expenses. Including these reductions, total expenses would have been: Contrafund Portfolio 0.65%, Growth Portfolio 0.64%, Mid Cap Portfolio 0.93% and Overseas Portfolio 0.86%.

(5) The Fund's manager has voluntarily agreed to reimburse the class's expenses if they exceed 0.28%. Including this reimbursement, the management fee, other expenses and total expenses were 0.24%, 0.04% and 0.28%, respectively. This arrangement may be discontinued by the Fund's manager at any time.


(6) The Fund administration fee is paid indirectly through the management fee.

(7) The Fund's Class 2 distribution plan or "rule 12b-1 plan" is described in the Fund's prospectus.


(8) For the Franklin Small Cap Fund and Franklin Small Cap Value Securities Fund, the manager had agreed in advance to make estimated reductions of 0.04% and 0.02%, respectively, of their fees to reflect reduced services resulting from the Funds' investment in a Franklin Templeton Money Fund. These reductions, required by the Funds' Board of Trustees and an order of the Securities and Exchange Commission, are permanent. Including these reductions, total expenses presented in the preceding table would have been 1.01% and 0.99%, respectively.

(9) Reflects a written agreement pursuant to which JPMorgan Chase Bank agrees that it will reimburse the Portfolio to the extent total annual operating expenses of the Portfolio's shares (excluding interest, taxes and extraordinary expenses) exceed 1.25% of its average daily net assets through April 30, 2005.

(10) The Portfolio's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time. After taking such voluntary waivers or reimbursements into account, total expenses would have been 1.00%.

(11) The Fund's adviser has contractually agreed to pay other expenses to the extent they exceed 0.30% of the MidCap 400 Index Portfolio and 0.40% of the Russell 2000 Small Cap Index Portfolio. These waivers are permanent and can only be reduced upon the approval of the Funds' Board of Trustees and an affirmative proxy vote of the Funds' policyowners.

(12) Total Annual Investment Option expenses are an all-inclusive fee and pay for investment management services and ordinary, recurring operating expenses, but does not cover interest, taxes, brokerage, non-recurring and extraordinary items or fees and expenses for the portfolio's independent directors. The fee is based on fund average daily net assets and is calculated and accrued daily.

(13) The Portfolio's manager has agreed to reduce its management fee by the amount of expenses incurred as a result of the Portfolio's investment in other
T. Rowe Price portfolios. The 0.88% includes 0.02% of average net asset expenses permanently waived.

COUNTRY INVESTORS LIFE ASSURANCE COMPANY AND THE VARIABLE ACCOUNT

COUNTRY INVESTORS LIFE ASSURANCE COMPANY

     The Company was incorporated on October 13, 1981 as a stock life insurance company in the state of Illinois and is principally engaged in the offering of life insurance policies and annuity contracts. We are admitted to do business in 33 states: Alaska, Arizona, Arkansas, Colorado, Delaware, Idaho, Illinois, Indiana, Iowa, Kansas, Kentucky, Maine, Maryland, Massachusetts, Michigan, Minnesota, Missouri, Montana, Nebraska, Nevada, New Mexico, North Dakota, Ohio, Oklahoma, Oregon, Pennsylvania, South Dakota, Tennessee, Texas, Washington, West Virginia, Wisconsin and Wyoming.

IMSA

     The Company is a member of the Insurance Marketplace Standards Association ("IMSA"). IMSA members subscribe to a set of ethical standards involving the sales and service of individually sold life insurance and annuities. As a member of IMSA, the Company may use the IMSA logo and language in advertisements.

THE VARIABLE ACCOUNT

     We established the Variable Account as a separate account on April 17, 2002. The Variable Account receives and invests the Net Premiums under the Policy, and may receive and invest net premiums for any other variable life insurance policies we issue. Income, gains and losses, whether or not realized, from assets allocated to the Variable Account will be credited to or charged against the Variable Account, without regard to our other income, gains or losses.

     The Variable Account's assets are our property, and they are available to cover our general liabilities only to the extent that the Variable Account's assets exceed its liabilities arising under the Policies and any other policies it supports. The portion of the Variable Account's assets attributable to the Policies generally are not chargeable with liabilities arising out of any other business that we may conduct. We may transfer to the General Account any Variable Account assets which are in excess of such reserves and other Policy liabilities. We are obligated to pay any amounts due under the Policy.

     The Variable Account currently has 36 Subaccounts but may, in the future, include additional subaccounts. Each Subaccount invests exclusively in shares of a single corresponding Investment Option. Income and realized and unrealized gains or losses from the assets of each Subaccount are credited to or charged against that Subaccount without regard to income, gains or losses from any other Subaccount.

     We registered the Variable Account as a unit investment trust under the Investment Company Act of 1940. The Variable Account meets the definition of a separate account under the federal securities laws. Registration with the Securities and Exchange Commission (the "SEC" or the "Commission") does not mean that the Commission supervises the management or investment practices or policies of the Variable Account or the Company. The Variable Account is also subject to the laws of the State of Illinois which regulate the operations of insurance companies domiciled in Illinois.

INVESTMENT OPTIONS


     The Variable Account invests in shares of the Investment Options described below. Each of these Investment Options was formed as an investment vehicle for insurance company separate accounts. Each Investment Option is part of a mutual fund that is registered with the SEC as an open-end management investment company. This registration does not involve supervision of the management or investment practices or policies of the portfolios or mutual funds by the SEC. Each Investment Option has its own investment objectives and separately determines the income and losses for that Investment Option. While you may be invested in up to sixteen Investment Options at any one time, including the Declared Interest Option, each premium payment you submit may be directed to a maximum of 10 Investment Options, including the Declared Interest Option.

     The investment objectives and policies of certain Investment Options are similar to the investment objectives and policies of other portfolios that the same investment adviser, investment sub-adviser or manager may manage. The investment results of the Investment Options, however, may be higher or lower than the results of such other portfolios. There can be no assurance, and no representation is made, that the investment results of any of the Investment Options will be comparable to the investment results of any other portfolio, even if the other portfolio has the same investment adviser, investment sub-adviser or manager.

     The paragraphs below summarize each Investment Option's investment objectives and policies. There is no assurance that any Investment Option will achieve its stated objectives. In addition, no single Investment Option, by itself, constitutes a balanced investment plan. Please refer to the prospectus for each Investment Option for more detailed information, including a description of risks, for each Investment Option. THE INVESTMENT OPTION PROSPECTUSES ACCOMPANY THIS PROSPECTUS. YOU SHOULD READ THEM CAREFULLY AND RETAIN THEM FOR FUTURE REFERENCE.

AMERICAN CENTURY. American Century Investment Management, Inc. is the investment adviser to the Funds.


PORTFOLIO                     INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENTS
----------------------------------------------------------------------------------------------------
VP Ultra(R) Fund              -  This Fund seeks long-term capital growth. The Fund pursues this objective by investing in common stocks of large companies with earnings and revenue that are not only growing, but growing at a successively faster, or accelerating pace.

VP Vista(SM) Fund             -  This Fund seeks long-term capital growth. The Fund pursues this objective by investing in common stocks of medium-sized and smaller companies which will increase in value over time.


COUNTRY MUTUAL FUNDS TRUST. COUNTRY Trust Bank is the investment adviser to the Funds.

PORTFOLIO                     INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENTS
----------------------------------------------------------------------------------------------------
COUNTRY VP Balanced Fund      -  This Fund seeks growth of capital and current income by investing in a mix of stocks and bonds. Stocks include common, preferred and convertible preferred. Bonds include convertibles, short-term interest-bearing obligations, U.S. Government securities,
                                 corporate, mortgage-backed and asset-backed securities. The mix of stocks and bonds varies in response to market conditions. The Fund ordinarily limits its common stock investments to no more than 75 percent of total assets. The Fund ordinarily invests at least 25 percent of its assets in fixed income securities.

COUNTRY VP Bond Fund          -  This Fund seeks maximum total return consistent with preservation of capital. To pursue its goal, the Fund invests in a portfolio of bonds and other debt obligations and maintains a dollar-weighted average maturity of more than five years.

COUNTRY VP Growth Fund        -  This Fund seeks growth of capital. Dividend income, if any, will be incidental to this goal. The Fund invests primarily in common stocks and other equity securities of well-established,
                                 large-capitalization companies, domestic and foreign (which generally have $5 billion of market value or more), that are determined to have above-average long-term growth potential.

COUNTRY VP Short-Term Bond    -  This Fund seeks a high level of current income consistent with
Fund                             preservation of capital and maintenance of liquidity. The Fund invests mainly in a portfolio of bonds and other debt obligations and expects to maintain a duration of less than three years.

DREYFUS. The Dreyfus Corporation serves as the investment adviser to the Dreyfus Variable Investment Fund. Fayez Sarofim and Co. serves as the investment sub-adviser to the Dreyfus Variable Investment Fund: Appreciation Portfolio and Newton Capital Management Limited serves as the investment sub-adviser to the Dreyfus Variable Investment Fund: International Equity Portfolio.

PORTFOLIO                     INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENTS
----------------------------------------------------------------------------------------------------
Dreyfus Variable Investment   -  This Portfolio primarily seeks long-term capital growth, consistent
Fund: Appreciation               with the preservation of capital; current income is a secondary
Portfolio--Initial Share         investment objective. The Portfolio invests in common stocks
Class                            focusing on blue chip companies with total market values of more than $5 billion at the time of purchase, including multi-national companies.

Dreyfus Variable Investment   -  This Portfolio seeks to maximize capital appreciation. To pursue
Fund: Developing Leaders         this goal, under normal circumstances, the Portfolio invests
Portfolio--Initial Share         primarily in small cap companies. Small cap companies are defined
Class                            as those with total market values of less than $2 billion at the time of purchase. The Portfolio seeks companies characterized by new or innovative products, services or processes having the potential to enhance earnings or revenue growth.

Dreyfus Variable Investment   -  This Portfolio seeks to provide investment returns (consists of
Fund: Disciplined Stock          capital appreciation and income) that are greater than the total
Portfolio--Initial Share         return of stocks, as represented by the Standard & Poor's 500
Class                            Composite Stock Price Index. The Portfolio normally invests at least 80% of its assets in stocks chosen through a disciplined investment process to create a blended portfolio of growth and value stocks.

Dreyfus Variable Investment   -  This Portfolio seeks to provide long-term capital growth, current
Fund: Growth and Income          income and growth of income, consistent with reasonable investment
Portfolio--Initial Share         risk. To pursue this goal, the Portfolio invests primarily in
Class                            stocks, bonds and money market instruments of domestic and foreign issuers.

Dreyfus Variable Investment   -  This Portfolio seeks capital growth. To pursue this goal, the
Fund: International Equity       Portfolio invests in growth stocks of foreign companies. Normally,
Portfolio--Initial Share         the Portfolio invests at least 80% of its assets in stocks,
Class                            including common stocks and convertible securities, including those issued in initial public offerings.

EQUITRUST VARIABLE INSURANCE SERIES FUND. EquiTrust Investment Management Services, Inc. is the investment adviser to the Portfolios.

PORTFOLIO                     INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENTS
----------------------------------------------------------------------------------------------------
Blue Chip Portfolio           -  This Portfolio seeks growth of capital and income. The Portfolio pursues this objective by investing at least 80% of its net assets in equity securities of well-capitalized, established companies.

High Grade Bond Portfolio     -  This Portfolio seeks as high a level of current income as is consistent with an investment in a diversified portfolio of high grade income-bearing debt securities. The Portfolio will pursue this objective by investing at least 80% of its net assets in debt securities rated AAA, AA or A by Standard & Poor's or Aaa, Aa or A by Moody's Investors Service, Inc. and in securities issued or guaranteed by the United States government or its agencies or instrumentalities.

Managed Portfolio             -  This Portfolio seeks the highest level of total return through income and capital appreciation. The Portfolio pursues this objective through a fully managed investment policy consisting of investment in the following three market sectors: (i) common stocks and other equity securities; (ii) high grade debt securities and preferred stocks of the type in which the High Grade Bond Portfolio may invest; and (iii) money market instruments of the type in which the Money Market Portfolio may invest.

Money Market Portfolio        -  This Portfolio seeks maximum current income consistent with liquidity and stability of principal. The Portfolio will pursue this objective by investing in high quality short-term money market instruments. AN INVESTMENT IN THE MONEY MARKET PORTFOLIO IS NEITHER
                                 INSURED NOR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION
                                 OR ANY GOVERNMENT AGENCY. THERE CAN BE NO ASSURANCE THAT THE
                                 PORTFOLIO WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF
                                 $1.00 PER SHARE. DURING EXTENDED PERIODS OF LOW INTEREST RATES, THE
                                 YIELD OF A MONEY MARKET SUBACCOUNT MAY ALSO BECOME EXTREMELY LOW
                                 AND POSSIBLY NEGATIVE.

Strategic Yield Portfolio     -  This Portfolio seeks as a primary objective, as high a level of current income as is consistent with investment in a diversified portfolio of lower-rated, higher-yielding income-bearing
                                 securities. As a secondary objective, the Portfolio seeks capital appreciation when consistent with its primary objective. The
                                 Portfolio pursues these objectives by investing primarily in debt and income-bearing securities rated Baa or lower by Moody's
                                 Investors Service, Inc. and/or BBB or lower by Standard & Poor's, or in unrated securities of comparable quality (i.e., junk bonds).
                                 AN INVESTMENT IN THIS PORTFOLIO MAY ENTAIL GREATER THAN ORDINARY
                                 FINANCIAL RISK. (See the Fund prospectus "HIGHER RISK SECURITIES
                                 AND INVESTMENT STRATEGIES--Lower-Rated Debt Securities.")

FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS. Fidelity Management & Research Company serves as the investment adviser to these Portfolios.


PORTFOLIO                     INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENTS
----------------------------------------------------------------------------------------------------
Fidelity VIP Contrafund(R)    -  This Portfolio seeks long-term capital appreciation. The Portfolio
Portfolio--Initial Class         normally invests primarily in common stocks. The Portfolio invests in securities of companies whose value the adviser believes is not fully recognized by the public.

Fidelity VIP Growth           -  This Portfolio seeks capital appreciation. The Portfolio invests in
Portfolio--Initial Class         securities of companies the adviser believes have above-average growth potential.

Fidelity VIP Growth & Income  -  This Portfolio seeks high total return through a combination of
Portfolio--Initial Class         current income and capital appreciation. The Portfolio normally invests the majority of its assets in domestic and foreign equity securities, with a focus on those that pay current dividends and show potential earnings growth. However, the Portfolio may buy debt securities as well as equity securities that are not currently paying dividends, but offer prospects for capital appreciation or future income.

Fidelity VIP Index 500        -  This Portfolio seeks to provide investment results that correspond
Portfolio--Initial Class         to the total return of common stocks publicly traded in the United
                                 States, as represented by the S&P 500. To achieve this objective, the Portfolio normally invests at least 80% of its assets in common stocks included in the S&P 500.

Fidelity VIP Mid Cap          -  This Portfolio seeks long-term growth of capital. The Portfolio
Portfolio--Service Class 2       normally invests at least 80% of its total assets in securities of companies with medium market capitalizations. The investment adviser invests primarily in common stocks.

Fidelity VIP Overseas         -  This Portfolio seeks long-term growth of capital. Normally, at least
Portfolio--Initial Class         80% of the Portfolio's total assets will be invested in foreign securities investing primarily in foreign securities. The Portfolio may also invest in U.S. issuers.

     FRANKLIN TEMPLETON. Franklin Advisers, Inc. serves as the investment adviser to the Franklin Real Estate, Small Cap and U.S. Government Funds; Franklin Advisory Services, LLC serves as the investment adviser to the Franklin Small Cap Value Securities Fund; Franklin Mutual Advisers, LLC serves as the investment adviser to the Mutual Shares Securities Fund; and Templeton Global Advisors Limited serves as the investment adviser to the Templeton Growth Securities Fund.


PORTFOLIO                     INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENTS
----------------------------------------------------------------------------------------------------
Franklin Real Estate Fund--   -  This Fund seeks capital appreciation with current income as a
Class 2                          secondary goal. The Fund normally invests at least 80% of its net assets in investments of companies operating in the real estate sector. The Fund invests primarily in real estate investment trusts with generally medium to small market capitalizations, and in companies that derive at least half of their assets or revenues from the ownership, construction, management, or sale of
                                 residential, commercial or industrial real estate.

Franklin Small Cap Fund--     -  This Fund seeks long-term capital growth. The Fund normally invests
Class 2                          at least 80% of its net assets in investments of small
                                 capitalization companies. For this Fund,small cap companies are those with market capitalization values not exceeding:(i) $1.5 billion; or (ii) the highest market capitalization value in the
                                 Russell 2000(R) Index, whichever is greater, at the time of purchase.

Franklin Small Cap Value      -  This Fund seeks long-term total return. The Fund normally invests
Securities Fund--Class 2         at least 80% of its net assets in investments of small
                                 capitalization companies. For this Fund,small cap companies are those with market cap values not exceeding $2.5 billion at the time of purchase. The Fund invests in small companies that the Fund's manager believes are undervalued.

Franklin U.S. Government      -  This Fund seeks income. The Fund normally invests at least 80% of
Fund--Class 2                    its net assets in U.S. government securities,primarily in fixed and variable rate mortgage-backed securities.

Mutual Shares Securities      -  This Fund seeks capital appreciation with income as a secondary
Fund--Class 2                    goal. The Fund normally invests mainly in U.S. equity securities that the Fund's manager believes are available at market prices less than their value based on certain recognized or objective criteria, including undervalued stocks, merger/risk arbitrage securities and distressed companies.

Templeton Growth Securities   -  This Fund seeks long-term capital growth. The Fund normally invests
Fund--Class 2                    mainly in equity securities of companies located anywhere in the world,including those in the U.S. and in emerging markets.

J.P. MORGAN SERIES TRUST II. J.P. Morgan Investment Management Inc. serves as the investment adviser to the Portfolios.

PORTFOLIO                     INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENTS
----------------------------------------------------------------------------------------------------
JPMorgan Mid Cap Value        -  This Portfolio seeks growth from capital appreciation by investing
Portfolio                        at least 80% of the values of its assets in a broad portfolio of common stocks of companies with market capitalizations of $1 billion to $20 billion at the time of purchase.

JPMorgan Small Company        -  This Portfolio seeks to provide high total return by investing at
Portfolio                        least 80% of the value of its assets in small U.S. companies whose market capitalizations are equal to those within the universe of the S&P SmallCap 600 Index stocks.

SUMMIT PINNACLE SERIES OF SUMMIT MUTUAL FUNDS, INC. Summit Investment Partners, Inc. serves as the investment adviser to the Portfolios.

PORTFOLIO                     INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENTS
----------------------------------------------------------------------------------------------------
Russell 2000 Small Cap        -  This Portfolio seeks investment results that correspond to the
Index Portfolio                  investment performance of U.S. common stocks, as represented by the
                                 Russell 2000 Index. The Portfolio will attempt to achieve, in both rising and falling markets, a correlation of at least 95% between the total return of its net assets before expenses and the total return of the Russell 2000(R) Index.

S&P MidCap 400 Index          -  This Portfolio seeks investment results that correspond to the
Portfolio                        total return performance of U.S. common stocks, as represented by the S&P MidCap 400 Index. The Portfolio will attempt to achieve, in both rising and falling markets, a correlation of at least 95%
                                 between the total return of its net assets before expenses and the total return of the S&P MidCap 400 Index.

T. ROWE PRICE EQUITY SERIES, INC. T. Rowe Price Associates, Inc. is the investment adviser to the Portfolios.

PORTFOLIO                     INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENTS
----------------------------------------------------------------------------------------------------
Equity Income Portfolio       -  This Portfolio seeks to provide substantial dividend income and long-term capital appreciation by investing primarily in
                                 dividend-paying common stocks of established companies considered by the adviser to have favorable prospects for both increasing dividends and capital appreciation.

New America Growth            -  This Portfolio seeks to provide long-term growth of capital by
Portfolio                        investing primarily in the common stocks of companies operating in sectors the investment adviser believes will be the fastest growing in the U.S. Fast-growing companies can be found across an array of industries in today's "new America".

Personal Strategy Balanced    -  This Portfolio seeks the highest total return over time consistent
Portfolio                        with an emphasis on both capital appreciation and income. The
                                 Portfolio pursues its objective by investing in a diversified portfolio typically consisting of approximately 60% stocks, 30%
                                 bonds and 10% money market securities.

T. ROWE PRICE INTERNATIONAL SERIES, INC. T. Rowe Price International, Inc. is the investment adviser to the Portfolio.

PORTFOLIO                     INVESTMENT OBJECTIVE
----------------------------------------------------------------------------------------------------
International Stock           -  This Portfolio seeks to provide capital appreciation through
Portfolio                        investments primarily in established companies based outside the
                                 United States.


     We may receive different amounts of compensation from an investment adviser, distributor and/or affiliate(s) of one or more of the Funds based upon an annual percentage of the average assets we hold in the Investment Options. These amounts, which may vary by adviser, distributor and/or Fund affiliate(s), are intended to compensate us for administrative and other services we provide to the Funds and/or affiliate(s) and may be significant. The amounts we currently receive on an annual basis range from 0.10% to 0.25% of the annual average assets we hold in the Investment Options. In addition, COUNTRY Capital Management Company, the principal underwriter of the Policies, receives 12b-1 fees deducted from certain portfolio assets attributable to the Policy for providing distribution and shareholder support services to some Investment Options.


ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS

     We reserve the right, subject to compliance with applicable law, to make additions to, deletions from or substitutions for the shares of the Investment Options that the Variable Account holds or that the Variable Account may purchase. If the shares of an Investment Option are no longer available for investment or if, in our judgment, further investment in any Investment Option should become inappropriate in view of the purposes of the Variable Account, we reserve the right to dispose of the shares of any Investment Option and to substitute shares of another Investment Option. We may substitute shares of funds with fees and expenses that are different from the Funds. We will not substitute any shares attributable to a Policyowner's Accumulated Value in the Variable Account without notice to and prior approval of the Securities and Exchange Commission, to the extent required by the Investment Company Act of 1940 or other applicable law. In the event of any such substitution or change, we may, by appropriate endorsement, make such changes in these and other policies as may be necessary or appropriate to reflect such substitution or change. Nothing contained in this Prospectus shall prevent the Variable Account from purchasing other securities for other series or classes of policies, or from permitting a conversion between series or classes of policies on the basis of requests made by Policyowners.

     We also reserve the right to establish additional subaccounts of the Variable Account, each of which would invest in shares of a new Investment Option, with a specified investment objective. We may limit the availability of any new Investment Option to certain classes of purchasers. We may establish new subaccounts when, in our sole discretion, marketing, tax or investment conditions warrant, and we may make any new subaccounts available to existing Policyowners on a basis we determine. Subject to obtaining any approvals or consents required by applicable law, we may transfer the assets of one or more Subaccounts to any other Subaccount(s), or one or more Subaccounts may be eliminated or combined with any other Subaccount(s) if, in our sole discretion, marketing, tax or investment conditions warrant.

     If we deem it to be in the best interests of persons having voting rights under the Policies, we may

          - operate the Variable Account as a management company under the Investment Company Act of 1940,

          - deregister the Variable Account under that Act in the event such registration is no longer required, or,

          - subject to obtaining any approvals or consents required by applicable law, combine the Variable Account with other Company separate accounts.

     To the extent permitted by applicable law, we may also transfer the Variable Account's assets associated with the Policies to another separate account. In addition, we may, when permitted by law, restrict or eliminate any voting rights of Policyowners or other persons who have voting rights as to the Variable Account. (See "ADDITIONAL INFORMATION--Voting Rights.")

THE POLICY

PURCHASING THE POLICY

     In order to issue a Policy, we must receive a completed application, including payment of the initial premium, at our Variable Product Service Center. We ordinarily will issue a Policy only for Insureds who are 0 to 80 years of age at their last birthday and who supply satisfactory evidence of insurability to the Company. Acceptance is subject to our underwriting rules and we may, in our sole discretion, reject any application or premium for any lawful reason. The minimum Specified Amount for which we will issue a Policy is normally $50,000, although we may, in our discretion, issue Policies with Specified Amounts of less than $50,000.

     The effective date of insurance coverage under the Policy will be the latest of:

          -    the Policy Date,

          - the date the Insured signs the last of any amendments to the initial application required by our underwriting rules, or

          - the date when we receive the full initial premium at our Variable Product Service Center.

     The Policy Date will be the later of:

           (1) the date of the initial application, or

           (2) the date we receive any additional information at our Variable Product Service Center if our underwriting rules require additional medical or other information.

     The Policy Date may also be any other date mutually agreed to by you and the Company. If the later of (1) or (2) above is the 29th, 30th or 31st of any month, the Policy Date will be the 28th of such month. We use the Policy Date to determine Policy Years, Policy Months and Policy Anniversaries. The Policy Date may, but will not always, coincide with the effective date of insurance coverage under the Policy.

     Although we do not anticipate delays in our receipt and processing of applications, premium payments or transaction requests, we may experience such delays to the extent registered representatives fail to forward applications, premium payments and transaction requests to our Variable Product Service Center on a timely basis.

PREMIUMS

     Subject to certain limitations, you have flexibility in determining the frequency and amount of premiums.

     PREMIUM FLEXIBILITY. We do not require you to pay premiums in accordance with a rigid and inflexible premium schedule. We may require you to pay an initial premium that, when reduced by the premium expense charge, will be sufficient to pay the monthly deduction for the first Policy Month. Thereafter, subject to the minimum and maximum premium limitations described below, you may also make unscheduled premium payments at any time. You should forward all premium payments to our Variable Product Service Center.

     If mandated under applicable law, the Company may be required to reject a premium payment. We may also be required to provide additional information about you and your account to government regulators.

     PLANNED PERIODIC PREMIUMS. You determine a planned periodic premium schedule that provides for the payment of a level premium over a specified period of time on a quarterly, semi-annual or annual basis. We may, at our discretion, permit you to make planned periodic premium payments on a monthly basis. We ordinarily will send you periodic reminder notices for each planned periodic premium. Depending on the duration of the planned periodic premium schedule, the timing of planned payments could affect the tax status of your Policy. (See "FEDERAL TAX MATTERS.")

     You are not required to pay premiums in accordance with the planned periodic premium schedule. Furthermore, you have considerable flexibility to alter the amount, frequency and the time period over which you pay planned periodic premiums; however, we must consent to any planned periodic payment less than $50. Changes in the planned premium schedule may have federal income tax consequences. (See "FEDERAL TAX MATTERS.")

     Paying a planned periodic premium will not guarantee that your Policy remains in force. Thus, even if you do pay planned periodic premiums, the Policy will nevertheless lapse if Net Cash Surrender Value is insufficient on a Monthly Deduction Day to cover the monthly deduction (see "CHARGES AND DEDUCTIONS--Monthly Deduction") and a Grace Period expires without a sufficient payment (see "THE POLICY--Policy Lapse and Reinstatement--LAPSE").

     UNSCHEDULED PREMIUMS. Each unscheduled premium payment must be at least $50; however, we may, in our discretion, waive this minimum requirement. We reserve the right to limit the number and amount of unscheduled premium payments. An unscheduled premium payment may have federal income tax consequences. (See "FEDERAL TAX MATTERS.")

     PREMIUM LIMITATIONS. In no event may the total of all premiums paid, both planned periodic and unscheduled, exceed the applicable maximum premium limitation imposed by federal tax laws.

     Because the maximum premium limitation is in part dependent upon the Specified Amount for each Policy, changes in the Specified Amount may affect this limitation. If at any time you pay a premium that would result in total premiums exceeding the applicable maximum premium limitation, we will accept only that portion of the premium which will make total premiums equal the maximum. We will return any part of the premium in excess of that amount and we will not accept further premiums until allowed by the applicable maximum premium limitation.

     PAYMENT OF PREMIUMS. We will treat any payments you make first as payment of any outstanding Policy Debt unless you indicate that the payment should be treated otherwise. Where you make no indication, we will treat any portion of a payment that exceeds the amount of any outstanding Policy Debt as a premium payment.

     NET PREMIUMS. The Net Premium is the amount available for investment. The Net Premium equals the premium paid less the premium expense charge. (See "CHARGES AND DEDUCTIONS--Premium Expense Charge.")


     ALLOCATING NET PREMIUMS. In your application for a Policy, you can allocate Net Premiums or portions thereof to the Subaccounts, to the Declared Interest Option, or both. We will allocate Net Premiums to the Declared Interest Option if we receive them either:


          (1) before the date we obtain a signed notice, at our Variable Product Service Center, from you that you have received the Policy, or

          (2)  before the end of 25 days after the Delivery Date.

     Upon the earlier of (1) or (2) above, we will automatically allocate the Accumulated Value in the Declared Interest Option, without charge, among the Subaccounts and Declared Interest Option in accordance with your allocation instructions.

     We allocate Net Premiums received on or after (1) or (2) above in accordance with your instructions, to the Variable Account, the Declared Interest Option, or both. You do not waive your cancellation privilege by sending us the signed notice of receipt of the Policy (see "THE POLICY--Examination of Policy (Cancellation Privilege)").

     The following additional rules apply to Net Premium allocations:

          - You must allocate at least 10% of each premium to any Subaccount of the Variable Account or to the Declared Interest Option.

          - Your allocation percentages must be in whole numbers (we do not permit fractional percentages) and total 100%.

          - You may change the allocation percentages for future Net Premiums without charge, at any time while the Policy is in force, by providing us with a Written Notice signed by you on a form we accept. The change will take effect on the date we receive the Written Notice at the Variable Product Service Center and will have no effect on prior Accumulated Values.

EXAMINATION OF POLICY (CANCELLATION PRIVILEGE)

     You may cancel the Policy by delivering or mailing Written Notice or sending a facsimile to us at the Variable Product Service Center, and returning the Policy to us at the Variable Product Service Center or your registered representative before midnight of the 30th day you receive the Policy. Notice given by mail and return of the Policy by mail are effective on being postmarked, properly addressed and postage prepaid.

     We will refund, within seven days after receipt of satisfactory notice of cancellation and the returned Policy at our Variable Product Service Center, an amount equal to the greater of premiums paid, or the sum of:

          - the Accumulated Value on the Business Day on or next following the date we receive the Policy at our Variable Product Service Center, plus

          -    any premium expense charges we deducted, plus

          - monthly deductions made on the Policy Date and any Monthly Deduction Day, plus

          -    amounts approximating the daily charges against the Variable
               Account.

POLICY LAPSE AND REINSTATEMENT

     LAPSE. Your Policy may lapse (terminate without value) if Net Cash Surrender Value is insufficient on a Monthly Deduction Day to cover the monthly deduction (see "CHARGES AND DEDUCTIONS--Monthly Deduction") AND a Grace Period expires without a sufficient payment. Insurance coverage will continue during the Grace Period, but we will deem the Policy to have no Accumulated Value for purposes of Policy Loans, partial withdrawals and surrenders during such Grace Period. The death proceeds payable during the Grace Period will equal the amount of the death proceeds payable immediately prior to the commencement of the Grace Period, reduced by any due and unpaid monthly deductions.

     A Grace Period of 61 days will commence on the date we send you a notice of any insufficiency, at which time the Accumulated Value in each Subaccount will be automatically transferred without charge to the Declared Interest Option.

     To avoid lapse and termination of the Policy without value, we must receive from you during the Grace Period a premium payment that, when reduced by the premium expense charge (see "CHARGES AND DEDUCTIONS--Premium Expense Charge"), will be at least equal to three times the monthly deduction due on the Monthly Deduction Day immediately preceding the Grace Period (see "CHARGES AND DEDUCTIONS--Monthly Deduction"). If your Policy enters a Grace Period, the amount transferred to the Declared Interest Option will remain there unless and until you provide us with allocation instructions.

     REINSTATEMENT. You may reinstate a lapsed Policy at any time within five years of the date on which the Policy terminated if the Attained Age of the Insured is 100 or less at the time of reinstatement. You must submit the following items to us at our Variable Product Service Center:

          - A written application for reinstatement signed by the Policyowner and the Insured;

          -    Evidence of insurability we deem satisfactory; and

          - A premium that, after the deduction of the premium expense charge, is at least sufficient to keep the Policy in force for three months.

     State law may limit the premium to be paid on reinstatement to an amount less than that described. We will not reinstate a Policy surrendered for its Net Cash Surrender Value. The lapse of a Policy with loans outstanding may have adverse tax consequences (see "FEDERAL TAX MATTERS.")

     The effective date of the reinstated Policy will be the Monthly Deduction Day coinciding with or next following the date we approve the application for reinstatement. Upon reinstatement of your Policy, the amount transferred to the Declared Interest Option during the Grace Period will remain there unless and until you provide us with allocation instructions.

POLICY BENEFITS

     While a Policy is in force, it provides for certain benefits. Subject to certain limitations, you may at any time obtain all or a portion of the Cash Surrender Value by surrendering or taking a partial withdrawal from the Policy. (See "POLICY BENEFITS--Accumulated Value Benefits--SURRENDER AND WITHDRAWAL PRIVILEGES.") In addition, you have certain policy loan privileges under the Policies. (See "POLICY BENEFITS--Loan Benefits--POLICY LOANS.") The Policy also provides for the payment of death proceeds upon the death of the Insured under one of two death benefit options selected by you (see "POLICY BENEFITS--Death Proceeds--DEATH BENEFIT OPTIONS").

ACCUMULATED VALUE BENEFITS


     SURRENDER AND WITHDRAWAL PRIVILEGES. At any time while the Policy is in force, you may surrender the Policy by sending a Written Notice to the Company at our Variable Product Service Center. If we receive your Written Notice to surrender or make a partial withdrawal from your Policy prior to 3:00 p.m. central time, we will process your request at the Unit Values calculated as of 3:00 p.m. central time that Business Day. If we receive your Written Notice to surrender or make a partial withdrawal from your Policy at or after 3:00 p.m. central time, we will process your request at the Unit Values calculated as of 3:00 p.m. central time on the following Business Day.


     A Surrender Charge will apply to any surrender during the first ten Policy Years. After the first Policy Year, you may make a partial withdrawal. A Partial Withdrawal Fee equal to the lesser of $25 or 2% of the Accumulated Value withdrawn will be payable upon each partial withdrawal. (See "CHARGES AND DEDUCTIONS--Surrender Charge, and --Partial Withdrawal Fee"). We ordinarily mail surrender and withdrawal proceeds to the Policyowner within seven days after we receive a signed request at our Variable Product Service Center, although we may postpone payments under certain circumstances. (See "ADDITIONAL INFORMATION--Postponement of Payments.")

     FACSIMILE REQUESTS. You may request a partial withdrawal from or surrender of your Policy via facsimile.

          - Facsimile requests must be directed to 1-515-226-6870 at our Variable Product Service Center. We are not liable for the timely processing of any misrouted facsimile request.

          - A request must identify your name and Policy number. We may require your address or social security number be provided for verification purposes.

          - We will compare your signature to your original Policy application. If there is any question as to the validity of the signature, we may require a signature guarantee or notarization to be provided.

          - Upon satisfactory receipt of transaction instructions, your partial withdrawal or surrender will be effective as of the end of the Valuation Period during which we receive the request at our Variable Product Service Center. We treat facsimile requests as having been received based upon the time noted at the beginning of the transmission.


          - A separate confirmation letter will be sent to you upon completion of the transaction. If your request is accompanied by a change of address or is received within 30 days of a prior address change, we will send a confirmation letter to both the old and new addresses.

          - We will employ reasonable procedures to confirm that facsimile requests are genuine. We are not liable for any loss, damage, or expense from complying with facsimile requests we reasonably believe to be authentic.

               CAUTION: Facsimile privileges may not always be available. Telephone systems can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. If you are experiencing problems, you should submit a written request to our Variable Product Service Center. We are not liable for any processing delays related to a failure of the telephone system.

          - We reserve the right to deny any transaction request made by facsimile.

     We may terminate this privilege at any time.


     SURRENDERS. The amount payable upon surrender of the Policy is the Cash Surrender Value less any Policy Debt as of the Monthly Deduction Day on or following receipt of your request. We may pay that amount in a lump sum or under one of the payment options specified in the Policy, as requested by the Policyowner. (See "ADDITIONAL POLICY PROVISIONS--Payment Options" in the Statement of Additional Information.) If you surrender the entire Policy, all insurance in force will terminate and you cannot reinstate the Policy. See "FEDERAL TAX MATTERS" for a discussion of the tax consequences associated with surrenders. The Surrender Charge will be deducted from the amount surrendered during the first ten Policy Years.


     PARTIAL WITHDRAWALS. After the first Policy Year, while your Policy is in force, you may obtain a portion of the Policy's Cash Surrender Value as a partial withdrawal from the Policy. A partial withdrawal cannot exceed an amount equal to (a) minus (b) where:

          (a)  is the Cash Surrender Value; and

          (b)  is the sum of:

               (1) an amount sufficient to keep the Policy in force to the third Monthly Deduction Day following the date of the partial withdrawal; plus

               (2)  any Policy Loans; plus

               (3)  the Partial Withdrawal Fee.

     We deduct the Partial Withdrawal Fee from the amount of the partial withdrawal. You may request that we pay the proceeds of a partial surrender in a lump sum or under one of the payment options specified in the Policy. (See "ADDITIONAL POLICY PROVISIONS--Payment Options" in the Statement of Additional Information.)

     We will allocate a partial withdrawal (together with the Partial Withdrawal
     Fee) among the Subaccounts and the Declared Interest Option in accordance with your written instructions. If we do not receive any such instructions with the request for partial withdrawal, we will allocate the partial withdrawal among the Subaccounts and the Declared Interest Option in the same proportion that the Accumulated Value in each of the Subaccounts and the Accumulated Value in the Declared Interest Option, reduced by any outstanding Policy Debt, bears to the total Accumulated Value, reduced by any outstanding Policy Debt, on the date we receive the request at our Variable Product Service Center.

     Partial withdrawals will affect both the Policy's Accumulated Value and the death proceeds payable under the Policy. (See "POLICY BENEFITS--Death Proceeds.")

          - The Policy's Accumulated Value will be reduced by the amount of the partial withdrawal.

          - If the death benefit payable under either death benefit option both before and after the partial withdrawal is equal to the Accumulated Value multiplied by the specified amount factor set forth in the Policy, a partial withdrawal will result in a reduction in death proceeds equal to the amount of the partial withdrawal, multiplied by the specified amount factor then in effect.

          - If the death benefit is not so affected by the specified amount factor, the reduction in death proceeds will be equal to the partial withdrawal.

     If Option A is in effect at the time of the withdrawal, there will be no effect on Specified Amount. If Option B is in effect at the time of withdrawal, the partial withdrawal will reduce the Policy's Specified Amount by the amount of Accumulated Value withdrawn. (See "POLICY BENEFITS--Death Proceeds--DEATH BENEFIT OPTIONS.") The Specified Amount remaining in force after a partial withdrawal may not be less than the minimum Specified Amount for the Policy in effect on the date of the partial withdrawal, as published by the Company. As a result, we will not process any partial withdrawal that would reduce the Specified Amount below this minimum.

     If increases in the Specified Amount previously have occurred, a partial withdrawal will first reduce the Specified Amount of the most recent increase, then the next most recent increases successively, then the coverage under the original application. Thus, a partial withdrawal may either increase or decrease the amount of the cost of insurance charge, depending upon the particular circumstances. (See "CHARGES AND DEDUCTIONS--Monthly Deduction--COST OF INSURANCE.") For a discussion of the tax consequences associated with partial withdrawal, see "FEDERAL TAX MATTERS."

     NET ACCUMULATED VALUE. Net Accumulated Value equals the Policy's Accumulated Value reduced by any outstanding Policy Debt and increased by any unearned loan interest.

     On the Business Day coinciding with or immediately following the earlier of the date we receive notice at our Variable Product Service Center that you have received the Policy, or 25 days after the Delivery Date, we will automatically transfer the Accumulated Value (all of which is in the Declared Interest Option) among the Subaccounts and the Declared Interest Option in accordance with your percentage allocation instructions. At the end of each Valuation Period thereafter, the Accumulated Value in a Subaccount will equal:

          - The total Subaccount units represented by the Accumulated Value at the end of the preceding Valuation Period, multiplied by the Subaccount's unit value for the current Valuation Period; PLUS

          - Any Net Premiums received during the current Valuation Period which are allocated to the Subaccount; PLUS

          - All Accumulated Values transferred to the Subaccount from the Declared Interest Option or from another Subaccount during the current Valuation Period; MINUS

          - All Accumulated Values transferred from the Subaccount to another Subaccount or to the Declared Interest Option during the current Valuation Period, including amounts transferred to the Declared Interest Option to secure Policy Debt; MINUS

          - All partial withdrawals (and any portion of the Partial Withdrawal Fee) from the Subaccount during the current Valuation Period; MINUS

          - The portion of any monthly deduction charged to the Subaccount during the current Valuation Period to cover the Policy Month following the Monthly Deduction Day.

     The Policy's total Accumulated Value in the Variable Account equals the sum of the Policy's Accumulated Value in each Subaccount.

     UNIT VALUE. Each Subaccount has a Unit Value. When you allocate Net Premiums or transfer other amounts into a Subaccount, we purchase a number of units based on the Unit Value of the Subaccount as of the end of the Valuation Period during which the allocation or transfer is made. Likewise, when amounts are transferred out of a Subaccount, units are redeemed on the same basis. On any day, a Policy's Accumulated Value in a Subaccount is equal to the number of units held in such Subaccount, multiplied by the Unit Value of such Subaccount on that date.

TRANSFERS

     The following features apply to transfers under the Policy:


          - You may transfer amounts among the Subaccounts an unlimited number of times in a Policy Year; however, you may only make one transfer per Policy Year between the Declared Interest Option and the Variable Account.


          - You may make transfers by written request to our Variable Product Service Center or, if you elected the "Telephone Transfer Authorization" on the supplemental application, by calling the Variable Product Service Center toll-free at the phone number shown on the cover of the Prospectus. We reserve the right to suspend telephone transfer privileges at any time. We will use reasonable procedures to confirm that telephone instructions are genuine. We are not liable for any loss, damage or expense from complying with telephone instructions we reasonably believe to be authentic.

               CAUTION: Telephone transfer privileges may not always be available. Telephone systems, whether yours, your service provider's or your registered representative's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. If you are experiencing problems, you should make a written request to our Variable Product Service Center.

          - The amount of the transfer must be at least $100; or if less than $100, the total Accumulated Value in the Subaccount or in the Declared Interest Option (reduced, in the case of the Declared Interest Option, by any outstanding Policy Debt). The Company may, at its discretion, waive the $100 minimum requirement.


          - We process transfers at the Unit Values next determined after we receive your request at our Variable Product Service Center. This means that if we receive your written or telephone request for transfer prior to 3:00 p.m. central time, we will process the transfer at the Unit Values calculated as of 3:00 p.m. central time that Business Day. If we receive your written or telephone request for transfer at or after 3:00 p.m. central time, we will process the transfer at the Unit Values calculated as of 3:00 p.m. central time on the following Business Day. We treat telephone requests as having been received based upon the time noted at the beginning of the transmission.


          - The Company waives the transfer fee for the first twelve transfers during a Policy Year.

          - We may assess a transfer charge up to of $25 for the 13th and each subsequent transfer in a Policy Year. (The transfer charge is currently $10.) We will deduct the transfer charge from the amount transferred unless you submit payment for the charge at the time of your request. Once we issue a Policy, we will not increase this charge. (See "CHARGES AND DEDUCTIONS--Transfer Charge.")

          - For purposes of these limitations and charges, we consider all transfers effected on the same day as a single transfer.

     DOLLAR COST AVERAGING. You may elect to participate in a dollar cost averaging program. Dollar Cost Averaging is an investment strategy designed to reduce the investment risks associated with market fluctuations. The strategy spreads the allocation of your Net Premium into the Subaccounts or Declared Interest Option over a period of time. This allows you to potentially reduce the risk of investing most of your Net Premium into the Subaccounts at a time when prices are high. We do not assure the success of this strategy. Implementation of the dollar cost averaging program does not guarantee profits, nor protect you against losses. You should carefully consider your financial ability to continue the program over a long enough period of time to purchase units when their value is low as well as when it is high.

     In order to establish this program, you must elect this option on your initial application or complete and submit the applicable request form at a later date, and have money available in a single "source account." Provided there is no outstanding Policy Debt, we will automatically transfer equal amounts from the source account to your designated "target accounts" each month.

          -    The minimum amount of each transfer is $100.


          - Under the dollar cost averaging program, the maximum number of Investment Options which you may select at any one time is ten, including the Declared Interest Option.


          - You select the date to implement this program which will occur on the same date each month, or on the next Business Day.

          - We will terminate this option when monies in the source account are inadequate, or upon receipt of a written request at our Variable Product Service Center.

          - Each dollar cost averaging transfer counts against the twelve free transfer limit in a Policy Year. All transfers made on the same date count as one transfer.

          - The one transfer limit between the Declared Interest Option and the Variable Account is waived under this program.

          - There is no charge to participate in this program. We reserve the right to discontinue this program at any time.


     ADDITIONAL LIMITATIONS ON TRANSFERS. Frequent, large or short-term transfers among Subaccounts, such as those associated with "market timing" transactions, can adversely affect the Investment Options and the returns achieved by Policyowners. In particular, such transfers may dilute the value of the shares of the Investment Options, interfere with the efficient management of the Investment Options, and increase brokerage and administrative costs of the Investment Options. In order to try to protect Policyowners and the Investment Options from potentially harmful trading activity, we have certain market timing policies and procedures (the "Market Timing Procedures"). Our Market Timing Procedures are designed to detect and prevent frequent, large or short-term transfer activity among the Subaccounts of the Variable Account that may adversely affect other Policyowners or shareholders of the Investment Options.

     More specifically, our Market Timing Procedures detect potential market timers by examining the number and/or size of transfers made by Policyowners within given periods of time, as well as the number of "round trip" transfers into and out of a Subaccount. For purposes of applying the parameters used to detect potential market timers, we may aggregate transfers made on the same Business Day under multiple policies owned by the same Policyowner. We do not include transfers made pursuant to the dollar cost averaging program in these limitations. We also coordinate with the Funds to identify potential market timers, and will investigate any patterns of trading behavior identified by the Funds that may not have been captured through operation of our Market Timing Procedures. We may vary our Market Timing Procedures from Subaccount to Subaccount, and may be more restrictive with regard to certain Subaccounts than others. We reserve the right to restrict or refuse investments by market timers. Policyowners wil be notified via mail of any action taken.

     Policyowners seeking to engage in frequent, large or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect and deter such transfer activity is limited by operation systems and technological limitations. In addition, the terms of the Policy may also limit our ability to address this issue. Furthermore, the identification of a Policyowner determined to be engaged in transfer activity that may adversely affect the other Policyowners or Investment Option shareholders involve judgments that are inherently subjective. Accordingly, despite our best efforts, we cannot guarantee that our Market Timing Procedures will detect every potential market timer, but we apply our Market Timing Procedures consistently to all Policyowners without waiver or exception. In addition, because other insurance companies with different policies and procedures may invest in the Investment Options, we cannot guarantee that the Investment Options will not suffer harm from frequent, large or short-term transfers among subaccounts of separate accounts sponsored by other insurance companies.

     In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice. We also reserve the right to implement and administer redemption fees imposed by one or more of the Funds in the future.


LOAN BENEFITS

     POLICY LOANS. So long as the Policy remains in force and has a positive Cash Surrender Value, you may borrow money from the Company at any time using the Policy as the sole security for the Policy Loan. A loan taken from, or secured by, a Policy may have federal income tax consequences. (See "FEDERAL TAX MATTERS.")

     The maximum loan amount you may take is an amount that, when added to any existing Policy Loan, does not exceed the Cash Surrender Value on the date of the Policy Loan less an amount sufficient to keep the Policy in force to the third Monthly Deduction Day following the date of the Policy Loan. The Company's claim for repayment of Policy Debt has priority over the claims of any assignee or other person.

     During any time that there is outstanding Policy Debt, we will treat payments you make first as payment of outstanding Policy Debt, unless you indicate that we should treat the payment otherwise. Where no indication is made, we will treat as a premium payment any portion of a payment that exceeds the amount of any outstanding Policy Debt.

     ALLOCATION OF POLICY LOAN. When you take a Policy Loan, we segregate an amount equal to the Policy Loan (including interest) within the Declared Interest Option as security for the Policy Loan. If, immediately prior to the Policy Loan, the Accumulated Value in the Declared Interest Option less Policy Debt outstanding is less than the amount of such Policy Loan, we will transfer the difference from the Subaccounts of the Variable Account, which have Accumulated Value, in the same proportions that the Policy's Accumulated Value in each Subaccount bears to the Policy's total Accumulated Value in the Variable Account. We will determine Accumulated Values as of the end of the Valuation Period during which we receive the request for the Policy Loan at the Variable Product Service Center.

     We normally will mail loan proceeds to you within seven days after receipt of a written request. Postponement of a Policy Loan may take place under certain circumstances. (See "ADDITIONAL INFORMATION--Postponement of Payments.")

     Amounts segregated within the Declared Interest Option as security for Policy Debt will bear interest at an effective annual rate set by the Company. This rate may be different than that used for other amounts within the Declared Interest Option. (See "POLICY BENEFITS--Loan Benefits--EFFECT ON INVESTMENT PERFORMANCE.")


     LOAN INTEREST CHARGED. The interest rate charged on Policy Loans is not fixed. The maximum annual loan interest rate we charge is guaranteed not to exceed 7.4% per year in advance (an effective annual rate of 8%). We may elect to change the interest rate at any time, of which you will be notified. The new rate will take effect on the Policy Anniversary coinciding with, or next following, the date the rate is changed.


     EFFECT ON INVESTMENT PERFORMANCE. Amounts transferred from the Variable Account as security for Policy Debt will no longer participate in the investment performance of the Variable Account. We will credit all amounts held in the Declared Interest Option as security for Policy Debt with interest on each Monthly Deduction Day at an effective annual rate equal to or greater than 4% as determined and declared by the Company. We will not credit additional interest to these amounts. The interest credited will remain in the Declared Interest Option unless and until transferred by the Policyowner to the Variable Account, but will not be segregated within the Declared Interest Option as security for Policy Debt.

     For Policies that have been in force ten years, we may allow a loan spread of 0% on a loan in an amount equal to or less than the gain under the Policy.

     Even though you may repay Policy Debt in whole or in part at any time while the Policy is still in force, Policy Loans will affect the Accumulated Value of a Policy and may affect the death proceedspayable. The effect could be favorable or unfavorable depending upon whether the investment performance of the Subaccount(s) from which the Accumulated Value was transferred is less than or greater than the interest rates actually credited to the Accumulated Value segregated within the Declared Interest Option as security for Policy Debt while Policy Debt is outstanding. In comparison to a Policy under which no Policy Loan was made, Accumulated Value will be lower where such interest rates credited were less than the investment performance of the Subaccount(s), but will be higher where such interest rates were greater than the performance of the Subaccount(s). In addition, death proceeds will reflect a reduction of the death benefit by any outstanding Policy Debt.

     POLICY DEBT. Policy Debt equals the sum of all unpaid Policy Loans and any due and unpaid policy loan interest. Policy Debt is not included in Net Accumulated Value, which is equal to Accumulated Value less Policy Debt. If Net Cash Surrender Value is insufficient on a Monthly Deduction Day to cover the monthly deduction (see "CHARGES AND DEDUCTIONS--Monthly Deduction"), we will notify you. To avoid lapse and termination of the Policy without value (see "THE POLICY--Policy Lapse and Reinstatement--Lapse"), you must, during the Grace Period, make a premium payment that, when reduced by the premium expense charge (see "CHARGES AND DEDUCTIONS--Premium Expense Charge"), will be at least equal to three times the monthly deduction due on the Monthly Deduction Day immediately preceding the Grace Period (see "CHARGES AND DEDUCTIONS--Monthly Deduction"). Therefore, the greater the Policy Debt under a Policy, the more likely it would be to lapse.

     REPAYMENT OF POLICY DEBT. You may repay Policy Debt in whole or in part any time during the Insured's life so long as the Policy is in force. We subtract any outstanding Policy Debt from the death benefit payable at the Insured's death or from Accumulated Value upon complete surrender. Any payments made by a Policyowner will be treated first as the repayment of any outstanding Policy Debt, unless the Policyowner indicates otherwise. Upon partial or full repayment of Policy Debt, we will no longer segregate within the Declared Interest Option the portion of the Accumulated Value securing the repaid portion of the Policy Debt, but that amount will remain in the Declared Interest Option unless and until transferred to the Variable Account by the Policyowner. We will notify you when your Policy Debt is repaid in full.

     For a discussion of the tax consequences associated with Policy Loans and lapses, see "FEDERAL TAX MATTERS."

DEATH PROCEEDS

     So long as the Policy remains in force, the Policy provides for the payment of death proceeds upon the death of the Insured.

          - You may name one or more primary Beneficiaries or contingent Beneficiaries and we will pay proceeds to the primary Beneficiary or a contingent Beneficiary.

          - If no Beneficiary survives the Insured, we will pay the death proceeds to the Policyowner or his estate. We may pay death proceeds in a lump sum or under a payment option. (See "ADDITIONAL POLICY PROVISIONS--Payment Options" in the Statement of Additional Information.)

     To determine the death proceeds, we will reduce the death benefit by any outstanding Policy Debt and increase it by any unearned loan interest and any premiums paid after the date of death. We will ordinarily mail proceeds within seven days after receipt by the Company of Due Proof of Death. We may postpone payment, however, under certain circumstances. (See "ADDITIONAL INFORMATION--Postponement of Payments.") We pay interest on those proceeds, at an annual rate of no less than 3% or any rate required by law, from the date of death to the date payment is made.

     DEATH BENEFIT OPTIONS. Policyowners designate in the initial application one of two death benefit options offered under the Policy. The amount of the death benefit payable under a Policy will depend upon the option in effect at the time of the Insured's death. We will determine Accumulated Value as of the end of the Business Day coinciding with or immediately following the date of death.Under Option A, the death benefit will be equal to the greater of:

          (1) the sum of the current Specified Amount and the Accumulated Value, or

          (2) the Accumulated Value multiplied by the specified amount factor for the Insured's Attained Age.

     Under Option A, the death proceeds will always vary as the Accumulated Value varies (but will never be less than the Specified Amount). If you prefer to have favorable investment performance and additional premiums reflected in increased death benefits, you generally should select Option A.

     Under Option B, the death benefit will be equal to the greater of:

          -    the current Specified Amount, or

          - the Accumulated Value multiplied by the specified amount factor for the Insured's Attained Age.

     Under Option B, the death benefit will remain level at the Specified Amount unless the Accumulated Value multiplied by the specified amount factor exceeds the current Specified Amount, in which case the amount of the death benefit will vary as the Accumulated Value varies. If you are satisfied with the amount of your insurance coverage under the Policy and prefer to have favorable investment performance and additional premiums reflected in higher Accumulated Value rather than increased death benefits, you generally should select Option B.

     Appendix A in the Statement of Additional Information shows examples illustrating Option A and Option B. The specified amount factor is 2.50 for an Insured Attained Age 40 or below on the date of death. For Insureds with an Attained Age over 40 on the date of death, the factor declines with age as shown in the Specified Amount Factor Table in Appendix B.

     Whether you choose Option A or Option B, you will always be guaranteed a minimum death benefit that is equal to the Specified Amount. After age 100, the death benefit will be equal to the greater of the Accumulated Value or Specified Amount.

     CHANGING THE DEATH BENEFIT OPTION. You may change the death benefit option in effect at any time by sending a written request to us at our Variable Product Service Center. The effective date of such a change will be the Monthly Deduction Day coinciding with or immediately following the date we approve the change. A change in death benefit options may have federal income tax consequences. (See "FEDERAL TAX MATTERS.")

     If you change the death benefit option from Option A to Option B, the death benefit will not change and the current Specified Amount will be increased by the Accumulated Value on the effective date of the change. If you change the death benefit option from Option B to Option A, we will reduce the current Specified Amount by an amount equal to the Accumulated Value on the effective date of the change. You may not make a change in the death benefit option if it would result in a Specified Amount which is less than $50,000 or the minimum Specified Amount in effect at the time, if less then $50,000, or if after the change the Policy would no longer qualify as life insurance under federal tax law.

     We impose no charges in connection with a change in death benefit option; however, a change in death benefit option will affect the cost of insurance charges. (See "CHARGES AND DEDUCTIONS--Monthly Deduction--COST OF INSURANCE.")

     CHANGE IN EXISTING COVERAGE. After a Policy has been in force for one Policy Year, you may adjust the existing insurance coverage by increasing or decreasing the Specified Amount. To make a change, you must send us a written request at our Variable Product Service Center. Any change in the Specified Amount may affect the cost of insurance rate and the net amount at risk, both of which will affect your cost of insurance charge. (See "CHARGES AND DEDUCTIONS--Monthly Deduction--COST OF INSURANCE RATE, and--NET AMOUNT AT RISK.") If decreases in the Specified Amount cause the premiums paid to exceed the maximum premium limitations imposed by federal tax law (see "THE POLICY--Premiums--PREMIUM LIMITATIONS"), the decrease will be limited to the extent necessary to meet these requirements. A change in existing coverage may have federal income tax consequences. (See "FEDERAL TAX MATTERS.")Any decrease in the Specified Amount will become effective on the Monthly Deduction Day coinciding with or immediately following the date we approve the request. The decrease will first reduce the Specified Amount provided by the most recent increase, then the next most recent increases successively, then the Specified Amount under the original application. The Specified Amount following a decrease can never be less than $50,000 or the minimum Specified Amount in effect at the time, if less than $50,000. A Specified Amount decrease will not reduce the Surrender Charge.

     To apply for an increase, you must provide us with evidence of insurability we deem satisfactory. Any approved increase will become effective on the effective date shown on the supplemental Policy schedule. An increase will not become effective, however, if the Policy's Cash Surrender Value on the effective date, less Policy Debt, would not be sufficient to cover the next monthly deduction.

ADDITIONAL INSURANCE BENEFITS

     Subject to certain requirements, you may add one or more of the following additional insurance benefits to a Policy by rider:

          - Disability Waiver of Monthly Deduction. This rider provides that, in the event of the Insured's total disability (as defined in the rider) before the Policy Anniversary on which the Insured is age 60 and continuing for at least 180 days, the Company will waive the monthly deduction until the end of the disability. The rider terminates on the earliest of: (1) the Policy Anniversary on which the Insured is age 60 unless the Insured is totally disabled, then upon recovery from the disability; (2) surrender, lapse or other termination of the Policy; or (3) upon Written Notice to our Variable Product Service Center. If you elect this rider, we will add a monthly cost of insurance charge based on a separate schedule of rates.

          - Spouse Insurance. This rider provides term insurance coverage on the life of the Insured's spouse. If you elect this rider, we will increase the monthly deduction. The amount of the increase will be based on the cost of insurance rate for the Insured's spouse multiplied by the amount of term insurance coverage under the rider.

          - Children's Insurance. This rider provides term insurance coverage on each of the Insured's eligible children, until the earliest of: (1) cancellation or conversion of the Policy or rider; (2) lapse of the Policy; (3) the insured child reaches age 23 or is otherwise no longer eligible for coverage; or (4) expiration or termination of the Policy. Before expiration of the term insurance on the life of a child and subject to certain conditions, the insured child may elect that the coverage be converted without evidence of insurability to certain other plans of insurance the Company offers. If you elect this rider, we will add a monthly charge.

          - Guaranteed Insurance Option. This rider allows the coverage on the Insured under the Policy to be increased up to seven times without new evidence of insurability. If this rider is added, the monthly deduction will be increased based on a specified dollar rate per every $1,000 of guaranteed insurance benefit. If you elect this rider, we will add a monthly charge.

     We will deduct the cost of any additional insurance benefits as part of the monthly deduction. (See "CHARGES AND DEDUCTIONS--Monthly
     Deductions--ADDITIONAL INSURANCE BENEFITS.") You may obtain detailed information concerning available riders, and their suitability for inclusion in your Policy, from the registered representative selling the Policy.

CHARGES AND DEDUCTIONS

     We deduct certain charges in connection with the Policy to compensate us for (1) the services and benefits we provide; (2) the costs and expenses we incur; and (3) the risks we assume. The nature and amount of these charges are described more fully below.

PREMIUM EXPENSE CHARGE

     Before allocating Net Premiums among the Subaccounts and the Declared Interest Option, we reduce premiums paid by a premium expense charge. The premium less the premium expense charge equals the Net Premium.

     The premium expense charge is guaranteed not to exceed 6% of each premium payment. It is used to compensate us for expenses incurred in distributing the Policy, including agent sales commissions, the cost of printing prospectuses and sales literature, advertising costs and charges we consider necessary to pay all taxes imposed by states and subdivisions thereof (which currently range from 1% to 3%). Because we include any state premium taxes in the premium expense charge, the amount paid by a Policyowner is generally an average of premium tax amounts charged by the states. As a result, you may pay more premium tax than is required in your state of residence.

MONTHLY DEDUCTION

     We deduct certain charges monthly from the Accumulated Value of each Policy ("monthly deduction") to compensate us for the cost of insurance coverage and any additional benefits added by rider (see "ADDITIONAL INSURANCE BENEFITS" in the Statement of Additional Information), for underwriting and start-up expenses in connection with issuing a Policy and for certain administrative costs. We deduct the monthly deduction on the Policy Date and on each Monthly Deduction Day. We deduct it from the Declared Interest Option and each Subaccount in the same proportion that the Policy's Net Accumulated Value in the Declared Interest Option and the Policy's Accumulated Value in each Subaccount bear to the total Net Accumulated Value of the Policy. For purposes of making deductions from the Declared Interest Option and the Subaccounts, we determine Accumulated Values as of the end of the Business Day coinciding with or immediately following the Monthly Deduction Day. Because portions of the monthly deduction, such as the cost of insurance, can vary from month to month, the monthly deduction itself will vary in amount from month to month.

     We make the monthly deduction on the Business Day coinciding with or immediately following each Monthly Deduction Day and it will equal:

          -    the cost of insurance for the Policy; plus

          -    the cost of any optional insurance benefits added by rider; plus

          -    the monthly expense charge; plus

          -    the monthly unit charge.

     COST OF INSURANCE. This charge is designed to compensate us for the anticipated cost of paying death proceeds to Beneficiaries. We determine the cost of insurance on a monthly basis, and may determine it separately for the initial Specified Amount and for any subsequent increases in Specified Amount. We will determine the monthly cost of insurance charge by dividing the applicable cost of insurance rate, or rates, by 1,000 and multiplying the result by the net amount at risk for each Policy Month. We may realize a profit from this charge and may use such profit for any lawful purpose, including paying our distribution expenses.

     NET AMOUNT AT RISK. The net amount at risk may be affected by investment performance, payment of premiums, fees and charges under the Policy, death benefit option chosen, partial withdrawals and decreases in Specified Amount. Under Option A, the net amount at risk for a Policy Month is equal to

     ((a) plus (c)) divided by (b), minus (c); and under Option B, the net amount at risk for a Policy Month is equal to (a) divided by (b), minus
     (c), where:

          (a)  is the Specified Amount;

          (b)  is 1.0032737(1); and

          (c)  is the Accumulated Value.

     We determine the Specified Amount and the Accumulated Value as of the end of the Business Day coinciding with or immediately following the Monthly Deduction Day.

     We may determine the net amount at risk separately for the initial Specified Amount and any increases in Specified Amount. In determining the net amount at risk for each Specified Amount, we first consider the Accumulated Value a part of the initial Specified Amount. If the Accumulated Value exceeds the initial Specified Amount, we will consider it to be a part of any increase in the Specified Amount in the same order as the increases occurred.

     COST OF INSURANCE RATE. We base the cost of insurance rate for the initial Specified Amount on the Insured's sex, underwriting class and Attained Age. For any increase in Specified Amount, we base the cost of insurance rate on the Insured's sex, underwriting class and age at last birthday on the effective date of the increase. Actual cost of insurance rates may change and we will determine the actual monthly cost of insurance rates by the Company based on its expectations as to future mortality experience. However, the actual cost of insurance rates will never be greater than the guaranteed maximum cost of insurance rates set forth in the Policy. These guaranteed rates are based on the 1980 Commissioners' Standard Ordinary Non-Smoker and Smoker Mortality Table. Current cost of insurance rates are generally less than the guaranteed maximum rates. Any change in the cost of insurance rates will apply to all persons of the same age, sex and underwriting class whose Policies have been in force the same length of time.

     The cost of insurance rates generally increase as the Insured's Attained Age increases. The underwriting class of an Insured also will affect the cost of insurance rate. The Company currently places Insureds into a standard underwriting class or into premium classes involving a higher mortality risk. In an otherwise identical Policy, Insureds in the standard underwriting class will have a lower cost of insurance rate than those in underwriting classes involving higher mortality risk. The standard underwriting class is also divided into two categories: tobacco and non-tobacco. Non-tobacco-using Insureds will generally have a lower cost of insurance rate than similarly situated Insureds who use tobacco. The Company may offer preferred and preferred-plus classes in addition to the standard tobacco and non-tobacco classes. Insureds who fall under a preferred or preferred-plus class will generally have a lower cost of insurance rate than Insureds who receive a standard classification. (An Insured must meet more stringent medical requirements than those established for the preferred class in order to qualify for the Company's preferred-plus class of insurance rates.)

     We determine the cost of insurance rate separately for the initial Specified Amount and for the amount of any increase in Specified Amount. In calculating the cost of insurance charge, we apply the rate for the underwriting class on the Policy Date to the net amount at risk for the initial Specified Amount; for each increase in Specified Amount, we use the rate for the underwriting class applicable to the increase. However, if we calculate the death benefit as the Accumulated Value times the specified amount factor, we will use the rate for the underwriting class for the most recent increase that required evidence of insurability for the amount of death benefit in excess of the total Specified Amount.

     ADDITIONAL INSURANCE BENEFITS. The monthly deduction will include charges for any additional benefits provided by rider. (See "ADDITIONAL INSURANCE BENEFITS.")

----------
(1) Dividing by this number reduces the net amount at risk, solely for the purposes of computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate fo 4%

The following riders are available under the Policy:

          - Disability Waiver of Monthly Deduction. This rider provides that, subject to certain conditions, the Company will waive the monthly deduction on your Policy.

          - Spouse Insurance. This rider provides term insurance coverage on the life of the Insured's spouse.

          - Children's Insurance. This rider provides term insurance coverage on each of the Insured's eligible children, subject to certain conditions.

          - Guaranteed Insurance Option. This rider provides coverage on the Insured to be increased up to seven times without new evidence of insurability.

     MONTHLY EXPENSE CHARGE. We have primary responsibility for the administration of the Policy and the Variable Account. Administrative expenses include premium billing and collection, recordkeeping, processing death benefit claims, cash withdrawals, surrenders and Policy changes, and reporting and overhead costs. As reimbursement for administrative expenses related to the maintenance of each Policy and the Variable Account, we assess a $10 Monthly Expense Charge in the first Policy Year and $6 per Policy Month in the second and subsequent Policy Years against each Policy. We guarantee this charge will not exceed $10 per Policy Month.

     MONTHLY UNIT CHARGE. The Monthly Unit Charge will compensate us for underwriting, processing and start-up expenses incurred in connection with the Policy and the Variable Account. These expenses include the cost of processing applications, conducting medical examinations, determining insurability and the Insured's premium class, and establishing policy records. The Monthly Unit Charge is assessed during the first fifteen Policy Years. This charge is an amount per $1,000 of Specified Amount and varies based on the Insured's underwriting class. We guarantee this charge will not exceed $0.15 per $1,000 of Specified Amount per Policy Month.

TRANSFER CHARGE

     The Company waives the transfer charge for the first twelve transfers during a Policy Year. We may impose a transfer charge of up to $25 for the thirteenth and each subsequent transfer in a Policy Year to compensate us for the costs in making the transfer. (The transfer charge is currently $10.)

          -    We will deduct the transfer charge from the amount transferred.

          - We will not impose a transfer charge on transfers that occur as a result of Policy Loans, the exercise of the special transfer privilege or the initial allocation of Accumulated Value among the Subaccounts and the Declared Interest Option following acceptance of the Policy by the Policyowner.

     Currently, there is no charge for changing the Net Premium allocation instructions.

PARTIAL WITHDRAWAL FEE

     Upon partial withdrawal from a Policy, we assess a charge equal to the lesser of $25 or 2% of the Accumulated Value withdrawn to compensate us for costs incurred in accomplishing the withdrawal. We deduct this fee from the amount withdrawn.

SURRENDER CHARGE

     We apply a Surrender Charge during the first ten Policy Years. This charge is an amount per $1,000 of Specified Amount which declines to $0 in the eleventh year and varies based on the age, sex, underwriting class and Policy Year. We have listed below the maximum Surrender Charge per $1,000 of Specified Amount for select ages in various underwriting classes in the first Policy Year.

        ISSUE AGE        MALE, STANDARD TOBACCO        FEMALE, STANDARD TOBACCO
        ------------------------------------------------------------------------
           30                   $  9.70                         $   7.80
           50                   $ 28.53                         $  21.83
           70                   $ 48.78                         $  48.59

     The maximum Surrender Charge for any Policy is $50.28 per $1,000 of Specified Amount. (See "APPENDIX B--Maximum Surrender Charges" in the Statement of Additional Information.) The Surrender Charge is level within each Policy Year. The Surrender Charge will be deducted from the amount surrendered.

ADDITIONAL CHARGES

     FEDERAL TAXES. Currently, no charge is made to the Variable Account for federal income taxes that may be attributable to the Variable Account. We may, however, make such a charge in the future. Charges for other taxes, if any, attributable to the Account may also be made. (See "FEDERAL TAX MATTERS.")

     INVESTMENT OPTION EXPENSES. The value of net assets of the Variable Account will reflect the investment advisory fee and other expenses incurred by each Investment Option. The investment advisory fee and other expenses applicable to each Investment Option are listed on pages 10-12 and described in the prospectus for each Investment Option.

     COMPENSATION. For information concerning compensation paid for the sale of the Policies, see "DISTRIBUTION OF THE POLICIES."

THE DECLARED INTEREST OPTION

     You may allocate Net Premiums and transfer Accumulated Value to the Declared Interest Option, which is part of the General Account. We own the assets in the General Account, and we use these assets to support our insurance and annuity obligations other than those funded by our separate accounts. These assets are subject to our general liabilities from business operations. Subject to applicable law, we have sole discretion over investment of the Declared Interest Option's assets. We bear the full investment risk for all amounts allocated or transferred to the Declared Interest Option. We guarantee that the amounts allocated to the Declared Interest Option may be credited interest daily at a net effective annual interest rate of at least 4%. These amounts, after charges and deductions, are also guaranteed. We determine any interest rate credited in excess of the guaranteed rate at our sole discretion.

     The Declared Interest Option will not share in the investment performance of our General Account. Because we, in our sole discretion, anticipate changing the current interest rate from time to time, different allocations you make to the Declared Interest Option may be credited with different current interest rates. You assume the risk that interest credited to amounts in the Declared Interest Option may not exceed the minimum 4% guaranteed rate.

     Because of exemptive and exclusionary provisions, we have not registered interests in the Declared Interest Option under the Securities Act of 1933 and we have not registered the Declared Interest Option as an investment company under the Investment Company Act of 1940. Accordingly, neither the Declared Interest Option nor any interests therein are subject to the provisions of these Acts and, as a result, the staff of the Securities and Exchange Commission has not reviewed the disclosures in this Prospectus relating to the Declared Interest Option. Disclosures regarding the Declared Interest Option may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

     Please refer to the Policy and Statement of Additional Information for complete details regarding the Declared Interest Option.

TRANSFERS, PARTIAL WITHDRAWALS, SURRENDERS AND POLICY LOANS


     You may transfer amounts between the Subaccounts and the Declared Interest Option. Only one transfer between the Variable Account and the Declared Interest Option is permitted in each Policy Year. We may impose a transfer charge in connection with such transfer (see "CHARGES AND DEDUCTIONS--Transfer Charge"). No more than 50% of the Net Accumulated Value in the Declared Interest Option may be transferred from the Declared Interest Option at any one time unless the balance in the Declared Interest Option immediately after the transfer would be less than $1,000. If the balance in the Declared Interest Option after a transfer would be less than $1,000, you may transfer the full Net Accumulated Value in the Declared Interest Option. We may refuse to process a transfer request from the Declared Interest Option that would reduce the Accumulated Value in the Declared Interest Option to an amount less than the amount of any outstanding loans under the Policy. A Policyowner may also make surrenders and obtain Policy Loans from the Declared Interest Option at any time.


     We may delay transfers, payment of partial withdrawals and surrenders from, and payments of Policy Loans allocated to, the Declared Interest Option for up to six months.

GENERAL PROVISIONS

CHANGE OF PROVISIONS

     We reserve the right to change the Policy, in the event of future changes in the federal tax law, to the extent required to maintain the Policy's qualification as life insurance under federal tax law.

     Except as provided in the foregoing paragraph, no one can change any part of the Policy except the Policyowner and the President, a Vice President, the Secretary, an Assistant Secretary or the Actuary of the Company. Both must agree to any change and such change must be in writing. No agent may change the Policy or waive any of its provisions.

OWNERSHIP

     The Policy belongs to the Policyowner. The original Policyowner is the person named as owner in the application. Ownership of the Policy may change according to the ownership option selected as part of the original application or by a subsequent endorsement to the Policy. During the Insured's lifetime, all rights granted by the Policy belong to the Policyowner, except as otherwise provided for in the Policy. Changing the Policyowner may have tax consequences.

     Special ownership rules may apply if the Insured is under legal age (as defined by state law in the state in which the Policy is delivered) on the Policy Date.

THE BENEFICIARY

     The Policyowner designates the primary Beneficiaries and secondary Beneficiaries in the application. If changed, the primary Beneficiary or secondary Beneficiary is as shown in the latest change filed with the Company. One or more primary or secondary Beneficiaries may be named in the application. In such case, the proceeds will be paid in equal shares to the survivors in the appropriate beneficiary class, unless requested otherwise by the Policyowner.

     Unless a payment option is chosen, we will pay the proceeds payable at the Insured's death in a lump sum to the primary Beneficiary. If the primary Beneficiary dies before the Insured, we will pay the proceeds to the contingent Beneficiary. If no Beneficiary survives the Insured, we will pay the proceeds to the Policyowner or the Policyowner's estate.

CHANGE OF ADDRESS

     We confirm all Policyowner change of address requests by sending a confirmation to both the old and new addresses.


DISTRIBUTION OF THE POLICIES


     We have entered into a distribution agreement with our affiliate, COUNTRY Capital Management Company ("COUNTRY Capital") for the distribution and sale of the Policies. COUNTRY Capital may sell the Policies through its registered representatives, or through other broker-dealers ("selling firms") that have entered into a selling agreement with COUNTRY Capital.

     COUNTRY Capital receives a 0.25% fee from the following Investment Options in the form of 12b-1 fees based on Policy assets allocated to the Investment Option: Fidelity Variable Insurance Products Fund, VIP Mid Cap Portfolio; and Franklin Real Estate Fund, Franklin Small Cap Fund, Franklin Small Cap Value Securities Fund, Franklin U.S. Government Fund, Mutual Shares Securities Fund and Templeton Growth Securities Fund. 12b-1 class shares of these Investment Options have adopted distribution plans pursuant to Rule 12b-1 under the Investment Company Act of 1940, which allows the Investment Options to pay fees out of Investment Option assets to those who sell and distribute Investment Option shares.

     We pay commissions to COUNTRY Capital for the sale of the Policies by its registered representatives as well as by selling firms. The maximum commissions payable for Policy sales by COUNTRY Capital will be 60% of premiums paid up to Target Premium and 3% of premiums paid in excess of Target Premium in the first Policy Year and 3% of premiums paid in each Policy Year after the first Policy Year. We also pay a persistency bonus based on premiums paid in the first Policy Year.

     COUNTRY Capital passes through all commissions it receives to its registered representatives and to selling firms except in the infrequent event of a Policy unassigned to a Registered Representative, and does not retain any override as distributor for the Policies. However, under the distribution agreement with COUNTRY Capital, COUNTRY Capital is given an allowance by the Company for the following sales expenses: supervisor and registered representative manager compensation; registered representative training allowances; advertising expenses; and all other expenses of distributing the Policies.

     Because registered representatives of COUNTRY Capital are also insurance agents of the Company, they and their managers may be eligible for various cash benefits, such as bonuses, insurance benefits and non-cash compensation programs that the Company offers. These programs include conferences, seminars, meals, payment for travel, lodging, prizes and awards, which may include entertainment, subject to applicable regulatory requirements. Sales of the Policies may help registered representatives qualify for such benefits. COUNTRY Capital's registered representatives and managers may receive other payments from us for services that do not directly involve the sale of the Policies, which may include payments made for the recruitment and training of personnel, and similar services.

     A portion of the payments made to selling firms may be passed on to their sales representatives in accordance with their internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. Ask your sales representative for further information about what your sales representative and the selling firm for which he or she works may receive in connection with your purchase of a Policy. Sales charges deducted from premium payments, as well as proceeds from the Surrender Charge on the Policies are retained by us and used to defray the expenses we incur in paying for distribution-related services under the distribution agreement, such as the payment of commissions. We intend to recoup commissions and other sales expenses through fees and charges imposed under the Policies. Commissions paid on the Policies, including other incentives or payments, are not charged directly to the owners of the Variable Account.

     See "DISTRIBUTION OF THE POLICIES" in the Statement of Additional Information for more information concerning compensation paid for the sale of the Policies.

     Under the Public Disclosure Program, NASD, Inc. ("NASD") provides certain information regarding the disciplinary history of NASD member broker-dealers and their associated persons in response to written, electronic or telephonic inquiries. NASD's toll-free Public Disclosure Hotline telephone number is 1-800-289-9999 and their Web site address is www.nasd.com. An investor brochure that includes information describing the Public Disclosure Program is available from the NASD.


FEDERAL TAX MATTERS

INTRODUCTION

     The following summary provides a general description of the Federal income tax considerations associated with the policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon our understanding of the present Federal income tax laws. No representation is made as to the likelihood of continuation of the present Federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

TAX STATUS OF THE POLICY

     In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a life insurance policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that a Policy should generally satisfy the applicable requirements. There is less guidance, however, with respect to a Policy with a spouse or child term rider attached, and it is not clear whether such a Policy will in all cases satisfy the applicable requirements, particularly if you pay the full amount of premiums permitted under the Policy. If it is subsequently determined that a policy does not satisfy the applicable requirements, we may take appropriate steps to bring the policy into compliance with such requirements and we reserve the right to modify the Policy as necessary in order to do so.


     In some circumstances, Policyowners who retain excessive control over the investment of the underlying Variable Account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the Policies, we believe that the Policyowner should not be treated as the owner of the Variable Account assets. We reserve the right to modify the Policies to bring them into conformity with applicable standards should such modifications be necessary to prevent Policyowners from being treated as the owners of the underlying Variable Account assets.


     In addition, the Code requires that the investments of the Subaccounts be "adequately diversified" in order for the Policy to be treated as a life insurance contract for Federal income tax purposes. It is intended that the Subaccounts, through the funds, will satisfy these diversification requirements.

     The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS


     IN GENERAL. The Company believes that the death benefit under a Policy should generally be excludible from the gross income of the beneficiary. Federal, state and local estate, inheritance, transfer, and other tax consequences of ownership or receipt of policy proceeds depend on the circumstances of each Policyowner or beneficiary. A tax adviser should be consulted on these consequences.

     Generally, a Policyowner will not be deemed to be in constructive receipt of the Accumulated Value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy, the tax consequences depend on whether the Policy is classified as a modified endowment contract ("MEC").

     MODIFIED ENDOWMENT CONTRACTS. Under the Internal Revenue Code, certain life insurance contracts are classified as "Modified Endowment Contracts," with less favorable tax treatment than other life insurance contracts. Due to the flexibility of the Policies as to premiums and benefits, the individual circumstances of each Policy will determine whether it is classified as a MEC. In general, a Policy will be classified as a MEC if the amount of premiums paid into the Policy causes the Policy to fail the "7-pay test."
     A Policy will generally fail the 7-pay test if, at any time in the first seven Policy Years, the amount paid into the Policy exceeds the sum of the level premiums that would have been paid at that point under a Policy that provided for paid-up future benefits after the payment of seven level annual payments.


     If there is a reduction in the benefits under the Policy during the first seven years (for example, as a result of a partial withdrawal), the 7-pay test will have to be reapplied as if the Policy had originally been issued at the reduced face amount. If at any time there is a "material change" in the Policy's benefits or other terms at any time, the Policy may have to be re-tested as if it were a newly issued Policy. A material change may occur, for example, when there is an increase in the death benefit due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into the Policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven Policy Years. To prevent your Policy from becoming a MEC, it may be necessary to limit premium payments or to limit reductions in benefits. A current or prospective Policyowner should consult a tax adviser to determine whether a transaction will cause the Policy to be classified as a MEC.


     DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM MODIFIED ENDOWMENT CONTRACTS. Policies classified as MECs are subject to the following tax rules:

          (1) All distributions other than death benefits from a MEC, including distributions upon surrender and withdrawals, will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Policyowner's investment in the Policy only after all gain has been distributed.

          (2) Loans taken from or secured by a Policy classified as a MEC are treated as distributions and taxed accordingly.

          (3) A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Policyowner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Policyowner or the joint lives (or joint life expectancies) of the Policyowner and the Policyowner's beneficiary or designated beneficiary.

          (4) If a Policy becomes a MEC, distributions that occur during the Policy Year will be taxed as distributions from a MEC. In addition, distributions from a Policy within two years before it becomes a MEC will be taxed in this manner. This means that a distribution made from a Policy that is not a MEC could later become taxable as a distribution from a MEC.

     DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM POLICIES THAT ARE NOT MODIFIED ENDOWMENT CONTRACTS. Distributions other than death benefits from a Policy that is not classified as a MEC, including surrenders and partial withdrawals, are generally treated first as a recovery of the Policyowner's investment in the Policy, and only after the recovery of all investment in the Policy, as taxable income. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for Federal income tax purposes if Policy benefits are reduced during the first 15 Policy Years may be treated in whole or in part as ordinary income subject to tax.

     Loans from or secured by a Policy that is not a MEC will generally not be treated as taxable distributions. However, the tax treatment of a loan taken out of a Policy where there is no spread (difference between the interest rate charged to you and the interest rate credited to amounts securing the loan), as the case may be on loans for Policies in force ten years or more, or a minimal spread is unclear. You should consult your tax adviser about any such loan.

     Finally, neither distributions from, nor loans from or secured by, a Policy that is not a MEC are subject to the 10 percent additional income tax.

     INVESTMENT IN THE POLICY. Your investment in the Policy is generally your aggregate premiums. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

     POLICY LOANS. In general, interest on a Policy Loan will not be deductible. If a loan from a Policy is outstanding when the Policy is cancelled or lapses, then the amount of the outstanding indebtedness will be added to the amount treated as a distribution from the Policy and will be taxed accordingly. Before taking out a Policy Loan, you should consult your tax adviser as to the tax consequences.

     MULTIPLE POLICIES. All MECs that are issued by the Company (or its affiliates) to the same Policyowner during any calendar year are treated as one modified endowment contract for purposes of determining the amount includible in the Policyowner's income when a taxable distribution occurs.

     CONTINUATION OF POLICY BEYOND AGE 100. The tax consequences of continuing the Policy beyond the Insured's 100th year are unclear. You should consult a tax adviser if you intend to keep the Policy in force beyond the Insured's 100th year.

     EXCHANGES. The Company believes that an exchange of a fixed-benefit policy issued by the Company for a Policy generally should be treated as a non-taxable exchange of life insurance policies within the meaning of section 1035 of the Code. However, in certain circumstances, the exchanging owner may receive a cash distribution that might have to be recognized as income to the extent there was gain in the fixed-benefit policy. Moreover, to the extent a fixed-benefit policy with an outstanding loan is exchanged for an unencumbered Policy, the exchanging owner could recognize income at the time of the exchange up to an amount of such loan (including any due and unpaid interest on such loan). An exchanging Policyowner should consult a tax adviser as to whether an exchange of a fixed-benefit policy for the Policy will have adverse tax consequences.

     OTHER POLICYOWNER TAX MATTERS. Businesses can use the Policy in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.

     SPLIT-DOLLAR ARRANGEMENTS. The IRS and the Treasury Department have recently issued guidance that substantially affects split-dollar arrangements. Consult a qualified tax adviser before entering into or paying additional premiums with respect to such arrangements.

     Additionally, on July 30, 2002, President Bush signed into law significant accounting and corporate governance reform legislation, known as the Sarbanes-Oxley Act of 2002 (the "Act"). The Act prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

     TAX SHELTER REGULATIONS. Prospective Policyowners that are corporations should consult a tax adviser about the treatment of the Policy under the Treasury regulations applicable to corporate tax shelters.

     ALTERNATIVE MINIMUM TAX. There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax, if the Policyowner is subject to that tax.

     OTHER TAX CONSIDERATIONS. The transfer of the Policy or designation of a beneficiary may have federal, state and/or local transfer and inheritance tax consequences, including the imposition of gift, estate and generation-skipping transfer taxes. For example, the transfer of the Policy to, or the designation as a beneficiary of or the payment of proceeds to a person who is assigned to a generation which is two or more generations below the generation assignment of the owner may have generation-skipping transfer tax consequences under federal tax law. The individual situation of each owner or beneficiary will determine the extent, if any, to which state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation-skipping and other taxes.

     WITHHOLDING. To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient's federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

POSSIBLE TAX LAW CHANGES

     Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.

TAXATION OF THE COMPANY

     At the present time, the Company makes no charge for any Federal, state or local taxes (other than the charge for state premium taxes) that may be attributable to the Variable Account or to the policies. The Company reserves the right to charge the Subaccounts of the Variable Account for any future taxes or economic burden the Company may incur.

ADDITIONAL INFORMATION

VOTING RIGHTS

     To the extent required by law, the Company will vote the Fund shares held in the Variable Account at regular and special shareholder meetings of the Funds in accordance with instructions received from persons having voting interests in the corresponding Subaccounts. If, however, the Investment Company Act of 1940 or any regulation thereunder should be amended or if the present interpretation thereof should change, and, as a result, we determine that it is permitted to vote the Fund shares in its own right, we may elect to do so.

     The number of votes which a Policyowner has the right to instruct are calculated separately for each Subaccount and are determined by dividing the Policy's Accumulated Value in a Subaccount by the net asset value per share of the corresponding Investment Option in which the Subaccount invests. Fractional shares will be counted. The number of votes of the Investment Option which you have the right to instruct will be determined as of the date coincident with the date established by that Investment Option for determining shareholders eligible to vote at such meeting of the Fund. Voting instructions will be solicited by written communications prior to such meeting in accordance with procedures established by each Fund. Each person having a voting interest in a Subaccount will receive proxy materials, reports and other materials relating to the appropriate Investment Option.

     The Company will vote Fund shares attributable to Policies as to which no timely instructions are received (as well as any Fund shares held in the Variable Account which are not attributable to Policies) in proportion to the voting instructions which are received with respect to all Policies participating in each Investment Option. Voting instructions to abstain on any item to be voted upon will be applied on a pro rata basis to reduce the votes eligible to be cast on a matter.

     Fund shares may also be held by separate accounts of other affiliated and unaffiliated insurance companies. The Company expects that those shares will be voted in accordance with instructions of the owners of insurance policies and contracts issued by those other insurance companies. Voting instructions given by owners of other insurance policies will dilute the effect of voting instructions of Policyowners.


POSTPONEMENT OF PAYMENTS


     The Company will usually mail the proceeds of complete surrenders, partial withdrawals and Policy Loans within seven days after we receive your signed request at our Variable Product Service Center. We will usually mail death proceeds within seven days after receipt of Due Proof of Death. However, we may postpone payment of any amount upon complete surrender or partial withdrawal, payment of any Policy Loan and payment of death proceeds whenever:

          - the New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission;

          - the Securities and Exchange Commission by order permits postponement for the protection of Policyowners; or

          - an emergency exists, as determined by the Securities and Exchange Commission, as a result of which disposal of the securities is not reasonably practicable or it is not reasonably practicable to determine the value of the net assets of the Variable Account.

     We also may postpone transfers under these circumstances.

     Payments under the Policy which are derived from any amount paid to the Company by check or draft may be postponed until such time as the Company is satisfied that the check or draft has cleared the bank upon which it is drawn.

     If mandated under applicable law, the Company may be required to block a Policyowner's account and thereby refuse to pay any request for transfer, partial withdrawal, complete surrender, loan or death proceeds until instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your account to government regulators.

LEGAL PROCEEDINGS

     The Company, like other insurance companies, is involved in lawsuits. Currently, there are no class action lawsuits naming us as a defendant or involving the Variable Account. In some lawsuits involving other insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, we believe that at the present time, there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on the Variable Account, the ability of COUNTRY Capital to perform its contract with the Variable Account or the ability of the Company to meet its obligations under the Policies.

FINANCIAL STATEMENTS


     The statutory-basis financial statements of COUNTRY Investors Life Assurance Company as of December 31, 2003 and 2002 and for the years then ended have been audited by Ernst & Young LLP, independent auditors and along with the report of Independent Auditors are contained in the Statement of Additional Information.


     The Company's financial statements should be considered only as bearing on the Company's ability to meet its obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Variable Account.

     No financial information for the Account is included because it had no assets and incurred no liabilities as of the date of this Prospectus.

STATEMENT OF ADDITIONAL INFORMATION

     The Statement of Additional Information (the "SAI") contains more detailed information about the Policies than is contained in this Prospectus. The SAI is incorporated by reference into this Prospectus and is legally part of this Prospectus. The table of contents for the SAI appears on the last page of this Prospectus. For a free copy of the SAI, please call us toll-free at 1-888-349-4658, or write us at 1701 N. Towanda Avenue, Bloomington, Illinois 61702-2000. We will mail the SAI to you by first-class mail within 3 business days of our receipt of your request.

     You may also call us toll-free or write to us if you wish to receive a personalized illustration of your Policy's death benefit, Accumulated Value and Net Cash Surrender Value, to request additional information and to ask questions about your Policy.

     The SAI has been filed with the SEC and is incorporated by reference into this Prospectus. The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI and other information about us and the Policy. Information about us and the Policy (including the SAI) may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., or may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 450 Fifth Street, NW, Washington, D.C. 20549-0102. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090.

             Investment Company Act of 1940, File Number 811-21394

GLOSSARY

ACCUMULATED VALUE: The total amount invested under the Policy. It is the sum of the values of the Policy in each Subaccount of the Variable Account plus the value of the Policy in the Declared Interest Option.

ATTAINED AGE: The Insured's age on his or her last birthday on the Policy Date plus the number of Policy Years since the Policy Date.

BENEFICIARY: The person or entity the Policyowner named in the application, or by later designation, to receive the death proceeds upon the Insured's death.

BUSINESS DAY: Each day that the New York Stock Exchange is open for trading. Assets are valued at the close of each Business Day (3:00 p.m. central time).

CASH SURRENDER VALUE: The Accumulated Value minus the Surrender Charge.

COMPANY, WE, US, OUR: COUNTRY Investors Life Assurance Company.

DECLARED INTEREST OPTION: A part of the Company's General Account. Policyowners may allocate Net Premiums and transfer Accumulated Value to the Declared Interest Option. The Company credits Accumulated Value in the Declared Interest Option with interest at an annual rate guaranteed to be at least 4%.

DELIVERY DATE: The date when the Company issues the Policy and mails it to the Policyowner.

DUE PROOF OF DEATH: Proof of death that is satisfactory to the Company. Such proof may consist of the following:

      (a)  a certified copy of the death certificate;

      (b)  a certified copy of a court decree reciting a finding of death;

      (c)  the Beneficiary's statement of election;

      (d)  a copy of the Beneficiary's Form W-9; or

      (e)  any other proof satisfactory to the Company.

FUND: An investment company registered with the SEC under the Investment Company Act of 1940 as an open-end, diversified management investment company or unit investment trust in which the Variable Account invests.

GENERAL ACCOUNT: The assets of the Company other than those allocated to the Variable Account or any other separate account.

GRACE PERIOD: The 61-day period (31-day period in certain states) beginning on the date we send notice to the Policyowner that Net Accumulated Value or Net Surrender Value is insufficient to cover the monthly deduction.

INSURED: The person upon whose life the Company issues a Policy.

INVESTMENT OPTION: A Fund, or a separate investment portfolio of a Fund in which a Subaccount invests.

MONTHLY DEDUCTION DAY: The same date in each month as the Policy Date. The Company makes the monthly deduction on the Business Day immediately following the Monthly Deduction Day. (See "CHARGES AND DEDUCTIONS--Monthly Deduction.")

NET ACCUMULATED VALUE: The Accumulated Value of the Policy reduced by any outstanding Policy Debt and increased by any unearned loan interest.

NET PREMIUM: The amount of premium remaining after we deduct the premium expense charge (see "CHARGES AND DEDUCTIONS--Premium Expense Charge").

NET CASH SURRENDER VALUE: The Cash Surrender Value minus any Policy Debt plus any unearned loan interest. PARTIAL WITHDRAWAL FEE: A fee we assess at the time of any partial withdrawal equal to the lesser of $25 or 2% of the Accumulated Value withdrawn.

POLICY: The flexible premium variable life insurance policy we offer and describe in this Prospectus, the Policy application, any supplemental applications and any endorsements or additional benefit riders or agreements.

POLICY ANNIVERSARY: The same date in each year as the Policy Date.

POLICY DATE: The date set forth on the Policy data page which we use to determine Policy Years, Policy Months and Policy Anniversaries. The Policy Date may, but will not always, coincide with the effective date of insurance coverage under the Policy. (See "THE POLICY--Purchasing the Policy.")

POLICY DEBT: The sum of all outstanding Policy Loans and any due and unpaid Policy Loan interest.

POLICY LOAN: An amount the Policyowner borrows from the Company using the Policy as the sole security.

POLICY MONTH: A one-month period beginning on a Monthly Deduction Day and ending on the day immediately preceding the next Monthly Deduction Day.

POLICYOWNER, YOU, YOUR: The person who owns a Policy. The Policyowner is named in the application.

POLICY YEAR: A twelve-month period that starts on the Policy Date or on a Policy Anniversary.

SPECIFIED AMOUNT: The minimum death benefit payable under a Policy so long as the Policy remains in force. The Specified Amount as of the Policy Date is set forth on the data page in each Policy.

SUBACCOUNT: A subdivision of the Variable Account which invests exclusively in shares of a designated Investment Option of a Fund.

SURRENDER CHARGE: A charge we assess at the time of any surrender during the first ten Policy Years.

TARGET PREMIUM: A premium amount specified by the Company. We use this amount to calculate the premium expense charge. We also use the Target Premium to calculate registered representatives' compensation.

UNIT VALUE: The value determined by dividing each Subaccount's net assets by the number of units outstanding at the time of calculation.

VALUATION PERIOD: The period between the close of business (3:00 p.m. central time) on a Business Day and the close of business on the next Business Day.

VARIABLE ACCOUNT: COUNTRY Investors Variable Life Account, a separate investment account the Company established to receive and invest the Net Premiums paid under the Policies.

VARIABLE PRODUCT SERVICE CENTER: The Company's administrative office at 5400 University Avenue, West Des Moines, Iowa 50266, or P.O. Box 9239, Des Moines, Iowa 50306.

WRITTEN NOTICE: A written request or notice signed by the Policyowner on a form satisfactory to the Company which the Company receives at our Variable Product Service Center.

STATEMENT OF ADDITIONAL INFORMATION

TABLE OF CONTENTS


                                                                                      PAGE
                                                                                   ----------
GENERAL INFORMATION ABOUT THE COMPANY                                                       1
       COUNTRY Investors Life Assurance Company                                             1
       State Regulation of the Company                                                      1
       Safekeeping of the Variable Account's Assets                                         1
       Material Irreconcilable Conflicts                                                    1
ADDITIONAL POLICY PROVISIONS                                                                2
       The Policy                                                                           2
       Special Transfer Privilege                                                           2
       Assignment                                                                           2
       Changing the Policyowner or Beneficiary                                              2
       Incontestability                                                                     2
       Misstatement of Age or Sex                                                           3
       Suicide Exclusion                                                                    3
       Continuance of Insurance                                                             3
       Annual Report                                                                        3
       Policy Loans                                                                         3
       Voting Rights                                                                        4
       Nonparticipation                                                                     4
       Ownership of Assets                                                                  4
       Written Notice                                                                       4
       Settlement Options                                                                   4
       Employment-Related Benefit Plans                                                     6
FINANCIAL STATEMENTS                                                                        6
THE DECLARED INTEREST OPTION                                                                6
       General Description                                                                  6
       Declared Interest Option Accumulated Value                                           6
CALCULATION OF VALUES                                                                       7
       Accumulated Value                                                                    7
       Unit Value                                                                           7
PERFORMANCE DATA                                                                            8
       Average Annual Total Return Calculations                                             8
DISTRIBUTION OF THE POLICIES                                                                8
LEGAL MATTERS                                                                               9
EXPERTS                                                                                     9
OTHER INFORMATION                                                                          10
DEATH BENEFIT OPTIONS                                                              Appendix A
MAXIMUM SURRENDER CHARGES                                                          Appendix B


                                     SAI-TOC

                       STATEMENT OF ADDITIONAL INFORMATION

                    COUNTRY INVESTORS LIFE ASSURANCE COMPANY

       Home Office:                           Variable Product Service Center:
       1701 N. Towanda Avenue                 PO Box 9239
       Bloomington, Illinois 61702-2000       Des Moines, Iowa 50306
                                              1-888-349-4658


                     COUNTRY INVESTORS VARIABLE LIFE ACCOUNT

                            FLEXIBLE PREMIUM VARIABLE
                              LIFE INSURANCE POLICY

This Statement of Additional Information contains additional information to the Prospectus for the flexible premium variable life insurance policy (the "Policy") offered by COUNTRY Investors Life Assurance Company (the "Company"). This Statement of Additional Information is not a Prospectus, and it should be read only in conjunction with the Prospectus for the Policy and the prospectuses for the Investment Options. The Prospectus for the Policy is dated the same date as this Statement of Additional Information. Unless otherwise indicated, all terms used in this Statement of Additional Information have the same meaning as when used in the Prospectus. You may obtain a copy of the Prospectus by writing or calling us at our address or toll-free number shown above.


                                   May 1, 2004

STATEMENT OF ADDITIONAL INFORMATION

TABLE OF CONTENTS


                                                                                   PAGE
                                                                                ----------
GENERAL INFORMATION ABOUT THE COMPANY                                                    1
       COUNTRY Investors Life Assurance Company                                          1
       State Regulation of the Company                                                   1
       Safekeeping of the Variable Account's Assets                                      1
       Material Irreconcilable Conflicts                                                 1
ADDITIONAL POLICY PROVISIONS                                                             2
       The Policy                                                                        2
       Special Transfer Privilege                                                        2
       Assignment                                                                        2
       Changing the Policyowner or Beneficiary                                           2
       Incontestability                                                                  2
       Misstatement of Age or Sex                                                        3
       Suicide Exclusion                                                                 3
       Continuance of Insurance                                                          3
       Annual Report                                                                     3
       Policy Loans                                                                      3
       Voting Rights                                                                     4
       Nonparticipation                                                                  4
       Ownership of Assets                                                               4
       Written Notice                                                                    4
       Settlement Options                                                                4
       Employment-Related Benefit Plans                                                  6
FINANCIAL STATEMENTS                                                                     6
THE DECLARED INTEREST OPTION                                                             6
       General Description                                                               6
       Declared Interest Option Accumulated Value                                        6
CALCULATION OF VALUES                                                                    7
       Accumulated Value                                                                 7
       Unit Value                                                                        7
PERFORMANCE DATA                                                                         8
       Average Annual Total Return Calculations                                          8
DISTRIBUTION OF THE POLICIES                                                             8
LEGAL MATTERS                                                                            9
EXPERTS                                                                                  9
OTHER INFORMATION                                                                       10
DEATH BENEFIT OPTIONS                                                           Appendix A
MAXIMUM SURRENDER CHARGES                                                       Appendix B

GENERAL INFORMATION ABOUT THE COMPANY

COUNTRY INVESTORS LIFE ASSURANCE COMPANY

     COUNTRY Investors Life Assurance Company was incorporated on October 13, 1981 as a stock life insurance company in the state of Illinois and is principally engaged in the offering of life insurance policies and annuity contracts. We are admitted to do business in 33 states: Alaska, Arizona, Arkansas, Colorado, Delaware, Idaho, Illinois, Indiana, Iowa, Kansas, Kentucky, Maine, Maryland, Massachusetts, Michigan, Minnesota, Missouri, Montana, Nebraska, Nevada, New Mexico, North Dakota, Ohio, Oklahoma, Oregon, Pennsylvania, South Dakota, Tennessee, Texas, Washington, West Virginia, Wisconsin and Wyoming.

STATE REGULATION OF THE COMPANY

     The Company is subject to regulation by the Illinois Insurance Department. An annual statement is filed with the Illinois Insurance Department on or before March lst of each year covering the operations and reporting on the financial condition of the Company as of December 31 of the preceding year. Periodically, the Illinois Insurance Department examines the liabilities and reserves of the Company and the Variable Account and certifies their adequacy, and a full examination of operations is conducted periodically by the National Association of Insurance Commissioners.

     In addition, the Company is subject to the insurance laws and regulations of other states within which it is licensed or may become licensed to operate. Generally, the insurance department of any other state applies the laws of the state of domicile in determining permissible investments.

SAFEKEEPING OF THE VARIABLE ACCOUNT'S ASSETS

     The Company holds the assets of the Variable Account. The assets are kept physically segregated and held separate and apart from the General Account. We maintain records of all purchases and redemptions of shares by each Investment Option for each corresponding Subaccount. Additional protection for the assets of the Variable Account is afforded by a blanket fidelity bond issued by Zurich F&D in the amount of $10,000,000 covering all the officers and employees of the Company.

MATERIAL IRRECONCILABLE CONFLICTS

     The Funds currently sell shares: (1) to the Variable Account as well as to separate accounts of insurance companies that may or may not be affiliated with the Company or each other; and (2) to separate accounts to serve as the underlying investment for both variable life insurance policies and variable annuity contracts. We currently do not foresee any disadvantage to Policyowners arising from the sale of shares to support variable life insurance policies and variable annuity contracts, or from shares being sold to separate accounts of insurance companies that may or may not be affiliated with the Company. However, we will monitor events in order to identify any material irreconcilable conflicts that might possibly arise. In that event, we would determine what action, if any, should be taken in response to those events or conflicts. In addition, if we believe that a Fund's response to any of those events or conflicts insufficiently protects Policyowners, we will take appropriate action on our own, including withdrawing the Variable Account's investment in that Fund. (See the Fund prospectuses for more detail.)

ADDITIONAL POLICY PROVISIONS

THE POLICY

     We issue the Policy in consideration of the statements in the application and the payment of the initial premium. The Policy, the application, and any supplemental applications and endorsements make up the entire contract. In the absence of fraud, we will treat the statements made in an application or supplemental application as representations and not as warranties. We will not use any statement to void the Policy or in defense of a claim unless the statement is contained in the application or any supplemental application.

SPECIAL TRANSFER PRIVILEGE

     You may, while the Policy is in force, operate the Policy as a flexible premium fixed-benefit life insurance policy by requesting that we transfer all of the Accumulated Value in the Variable Account to the Declared Interest Option. You may exercise this special transfer privilege once each Policy Year. Once you exercise the special transfer privilege, we automatically will credit all future premium payments to the Declared Interest Option, until you request a change in allocation to convert the Policy back to a flexible premium variable life insurance policy. The Company will not impose any charge for transfers resulting from the exercise of the special transfer privilege.

ASSIGNMENT

     The Policyowner may assign the Policy as collateral security. The Company assumes no responsibility for the validity or effect of any collateral assignment of the Policy. No assignment will bind us unless in writing and until we receive notice of the assignment at our Variable Product Service Center. The assignment is subject to any payment or action we may have taken before we received notice of the assignment at our Variable Product Service Center. Assigning the Policy may have federal income tax consequences.

CHANGING THE POLICYOWNER OR BENEFICIARY

     During the Insured's lifetime, the Policyowner and the Beneficiary may be changed. To make a change, you must send a written request to us at our Variable Product Service Center. The request for the change must be in a form satisfactory to the Company and we must actually receive and record the request. The change will take effect as of the date you sign the request and will be subject to any payment made before we recorded the change. We may require return of the Policy for endorsement. Changing the Policyowner may have tax consequences.

INCONTESTABILITY

     The Policy is incontestable, except for fraudulent statements made in the application or supplemental applications, failure to pay premiums or violation of the provisions of the Aviation Exclusion provision, if applicable, after it has been in force during the lifetime of the Insured for two years from the Policy Date or date of reinstatement. Any increase in Specified Amount will be incontestable only after it has been in force during the lifetime of the Insured for two years from the effective date of the increase. Depending upon individual state replacement requirements, if we replace your Policy with another life insurance policy issued by us or one of our affiliates, we will credit the amount of time you held your Policy when calculating incontestability provisions under the new policy.

MISSTATEMENT OF AGE OR SEX

     If the Insured's age or sex was misstated in the application, we will adjust each benefit and any amount to be paid under the Policy to reflect the correct age and sex.

SUICIDE EXCLUSION

     If the Policy is in force and the Insured commits suicide, while sane or insane, within two years from the Policy Date, we will limit life insurance proceeds payable under the Policy to all premiums paid, reduced by any outstanding Policy Debt and any partial withdrawals, and increased by any unearned loan interest. If the Policy is in force and the Insured commits suicide, while sane or insane, within two years from the effective date of any increase in Specified Amount, we will not pay any increase in the death benefit resulting from the requested increase in Specified Amount. Instead, we will refund to the Policyowner an amount equal to the total cost of insurance applied to the increase. Depending upon individual state replacement requirements, if we replace your Policy with another life insurance policy issued by us or one of our affiliates, we will credit the amount of time you held your Policy when calculating benefits under the suicide provisions of the new policy.

CONTINUANCE OF INSURANCE

     The insurance under a Policy will continue until the earlier of:

          - the end of the Grace Period following the Monthly Deduction Day on which the Net Cash Surrender Value is less than the monthly deduction for the following Policy Month;

          - the date the Policyowner surrenders the Policy for its entire Net Cash Surrender Value; or

          -    the death of the Insured.

     Any rider to a Policy will terminate on the date specified in the rider.

ANNUAL REPORT

     At least once each year, we will send an annual report to each Policyowner. The report will show

          -    the current death benefit,

          - the Accumulated Value in each Subaccount and in the Declared Interest Option,

          -    outstanding Policy Debt, and

          - premiums paid, partial withdrawals made and charges assessed since the last report.

     The report will also include any other information required by state law or regulation. Further, the Company will send the Policyowner the reports required by the Investment Company Act of 1940.

POLICY LOANS

     Interest is payable in advance at the time you make any Policy Loan (for the remainder of the Policy Year) and on each Policy Anniversary thereafter (for the entire Policy Year) so long as there is Policy Debt outstanding. We will subtract interest payable at the time you make a Policy Loan from the loan proceeds. Thereafter, we will add interest not paid when due to the existing Policy Debt and it will bear interest at the same rate charged for Policy Loans. We will segregate the amount equal to unpaid interest within the Declared Interest Option in the same manner that amounts for Policy Loans are segregated within the Declared Interest Option. (See "POLICY BENEFITS--Loan Benefits--ALLOCATION OF POLICY LOAN" in the Prospectus.)

     Because we charge interest in advance, we will add any interest that has not been earned to the death benefit payable at the Insured's death and to the Accumulated Value upon complete surrender, and we will credit it to the Accumulated Value in the Declared Interest Option upon repayment of Policy Debt.

VOTING RIGHTS

     The Company may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the sub-classification or investment objective of an Investment Option or to approve or disapprove an investment advisory contract for an Investment Option. In addition, the Company itself may disregard voting instructions in favor of changes initiated by a Policyowner in the investment policy or the investment adviser of an Investment Option if the Company reasonably disapproves of such changes. A change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities, or the Company determined that the change would have an adverse effect on the General Account in that the proposed investment policy for an Investment Option may result in overly speculative or unsound investments. In the event the Company does disregard voting instructions, a summary of that action and the reasons for such action will be included in the next annual report to Policyowners.

NONPARTICIPATION

     The Policy does not participate in the Company's profits or surplus earnings. No dividends are payable.

OWNERSHIP OF ASSETS

     The Company shall have the exclusive and absolute ownership and control over assets, including the assets of the Variable Account.

WRITTEN NOTICE

     You should send any written notice to the Company at our Variable Product Service Center. The notice should include the Policy number and the Insured's full name. Any notice we send to a Policyowner will be sent to the address shown in the application unless you filed an appropriate address change form with the Company.

SETTLEMENT OPTIONS

     We may pay death proceeds and Accumulated Value upon surrender or partial withdrawal of a Policy, in whole or in part under a settlement option as described below. In any case, a supplemental agreement will be issued for the settlement option. Under a supplemental agreement, the effective date is the date on which death proceeds and Accumulated Value are applied to a settlement option. We also may make payments under any new settlement option available at the time proceeds become payable. In addition, we may pay proceeds in any other manner acceptable to us.

     You may designate an option in your application or notify us in writing at our Variable Product Service Center. During the life of the Insured, you may select a settlement option; in addition, during that time you may change a previously selected option by sending Written Notice to us requesting the cancellation of the prior option and the designation of a new option. If you have not chosen an option prior to the Insured's death, the Beneficiary may choose an option. The Beneficiary may change a settlement option by sending a written request to us, provided that a prior option chosen by you is not in effect.

     If you have not elected a settlement option, we will pay the proceeds of the Policy in one sum. We may also pay the proceeds in one sum if,

          (1)  the proceeds are less than $5,000;

          (2)  periodic payments would be less than $100; or

          (3) the payee is an assignee, estate, trustee, partnership, corporation or association.

     Amounts paid under a settlement option are paid pursuant to a payment contract and will not vary. Proceeds applied under a settlement option earn interest at a rate guaranteed to be no less than 3% compounded yearly. The Company may be crediting higher interest rates on the effective date, but is not obligated to declare that such additional interest be applied to such funds.

     If a payee dies, any remaining payments will be paid to a contingent payee. At the death of the last payee, the commuted value of any remaining payments will be paid to the last payee's estate. A payee may not withdraw funds under a payment option unless the Company has agreed to such withdrawal in the payment contract.

     Payments under Option 1 will begin at the end of the first interest period after the date proceeds are otherwise payable. Payments under Options 2, 3, 4 or 5 will begin as of the date of the Insured's death or on surrender.

     OPTION 1--INTEREST PAYMENT OPTION. The proceeds are left with the Company to earn a set interest rate. The payee may elect to have the interest paid monthly, quarterly, semi-annually or annually. Under this option, the payee may withdraw part or all of the proceeds at any time.

     OPTION 2--FIXED TIME PAYMENT OPTION. The proceeds are paid in equal monthly installments for any period selected, up to 30 years.

     OPTION 3--LIFETIME PAYMENT OPTION. The proceeds are paid in equal monthly installments during the payee's lifetime. The three variations are:

          (a) STRAIGHT LIFE. No specific number of payments is guaranteed. Payments stop when the payee dies.

          (b) LIFE INCOME WITH REFUND. Payments stop when they cumulatively equal the amount applied or when the payee dies, whichever is later.

          (c) LIFE INCOME WITH PERIOD CERTAIN. Payments stop at the end of the selected guaranteed period (10, 15 or 20 years) or when the payee dies, whichever is later.

     OPTION 4--FIXED AMOUNT PAYMENT OPTION. The proceeds are paid in equal monthly installments for a specific amount and will continue until all the proceeds plus interest are exhausted.

     OPTION 5--JOINT LIFETIME PAYMENT OPTION. The proceeds are paid in equal monthly installments while two joint payees live. When one payee dies, future payments will be made to the survivor for their lifetime.

     ALTERNATE PAYMENT OPTIONS. The Company may make available alternative payment options.

     Even if the death benefit under the Policy is excludible from income, payments under a settlement option may not be excludible in full. This is because earnings on the death benefit after the Insured's death are taxable and payments under a settlement option generally include such earnings.

     A tax adviser should be consulted with respect to the tax consequences associated with a payment option.

EMPLOYMENT-RELATED BENEFIT PLANS

     The Supreme Court held in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employer's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. In addition, legislative, regulatory or decisional authority of some states may prohibit use of sex-distinct mortality tables under certain circumstances. The Policy described in the Prospectus and this Statement of Additional Information contains guaranteed cost of insurance rates and guaranteed purchase rates for certain payment options that distinguish between men and women. Accordingly, employers and employee organizations should consider, in consultation with legal counsel, the impact of Norris, and Title VII generally, on any employment-related insurance or benefit program for which a Policy may be purchased.

FINANCIAL STATEMENTS


     This Statement of Additional Information contains the statutory-basis financial statements of COUNTRY Investors Life Assurance Company as of December 31, 2003 and 2002 and for the years then ended have been audited by Ernst & Young LLP, independent auditors and along with the report of Independent Auditors.


     The Company's financial statements included in this Statement of Additional Information should be considered only as bearing on the Company's ability to meet its obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Account.

THE DECLARED INTEREST OPTION

GENERAL DESCRIPTION

     Our General Account supports the Declared Interest Option. The General Account consists of all assets we own other than those in the Variable Account and other separate accounts. Subject to applicable law, we have sole discretion over the investment of the General Account's assets.

     You may elect to allocate Net Premiums to the Declared Interest Option, the Variable Account, or both. You may also transfer Accumulated Value from the Subaccounts to the Declared Interest Option, or from the Declared Interest Option to the Subaccounts. Allocating or transferring funds to the Declared Interest Option does not entitle you to share in the investment experience of the General Account. Instead, we guarantee that Accumulated Value in the Declared Interest Option will accrue interest at an effective annual rate of at least 4%, independent of the actual investment performance of the General Account.

DECLARED INTEREST OPTION ACCUMULATED VALUE

     Net Premiums allocated to the Declared Interest Option are credited to the Policy. The Company bears the full investment risk for these amounts. We guarantee that interest credited to each Policyowner's Accumulated Value in the Declared Interest Option will not be less than an effective annual rate of 4%. The Company may, in its sole discretion, credit a higher rate of interest, although it is not obligated to credit interest in excess of 4% per year, and might not do so. Any interest credited on the Policy's Accumulated Value in the Declared Interest Option in excess of the guaranteed rate of 4% per year will be determined in the sole discretion of the Company and may be changed at any time by the Company, in its sole discretion. The Policyowner assumes the risk that the interest credited may not exceed the guaranteed minimum rate of 4% per year. The interest credited to the Policy's Accumulated Value in the Declared Interest Option that equals Policy Debt may be greater than 4%, but will in no event be greater than the current effective loan interest rate minus no more than 3%. For Policies that have been in force ten years, we may allow a loan spread of 0% on the gain. The Accumulated Value in the Declared Interest Option will be calculated no less frequently than each Monthly Deduction Day.

     The Company guarantees that the Accumulated Value in the Declared Interest Option will not be less than the amount of the Net Premiums allocated or Accumulated Value transferred to the Declared Interest Option, plus interest at the rate of 4% per year, plus any excess interest which we credit, less the sum of all Policy charges allocable to the Declared Interest Option and any amounts deducted from the Declared Interest Option in connection with partial withdrawals or transfers to the Variable Account.

CALCULATION OF VALUES

ACCUMULATED VALUE

     The Policy provides for the accumulation of Accumulated Value. The Accumulated Value of the Policy is equal to the sum of the Accumulated Values in each Subaccount, plus the Accumulated Value in the Declared Interest Option, including amounts transferred to the Declared Interest Option to secure outstanding Policy Debt. We determine Accumulated Value on each Business Day, and there is no guaranteed minimum Accumulated Value.

          -    Accumulated Value will reflect a number of factors, including

               -    premiums paid,

               -    partial withdrawals,

               -    Policy Loans,

               -    charges assessed in connection with the Policy,

               - interest earned on the Accumulated Value in the Declared Interest Option, and

               - investment performance of the Subaccounts to which the Accumulated Value is allocated.

     As of the Policy Date, the Accumulated Value equals the initial Net Premium less the monthly deduction made on the Policy Date.

UNIT VALUE

     For each Subaccount, we initially set the Unit Value at $10 when the Subaccount first purchased shares of the designated Investment Option. We calculate the Unit Value for each subsequent valuation period by dividing
     (a) by (b) where:

     (a) is (1) the net assets of the Subaccount at the end of the preceding Valuation Period, PLUS

          (2) the investment income and capital gains, realized or unrealized, credited to the net assets of that Subaccount during the Valuation Period for which the Unit Value is being determined, MINUS

          (3) the capital losses, realized or unrealized, charged against those assets during the Valuation Period, MINUS

          (4) any amount charged against the Subaccount for taxes, or any amount we set aside during the Valuation Period as a provision for taxes attributable to the operation or maintenance of that Subaccount.

     (b) is the number of units outstanding at the end of the preceding Valuation Period.

     The Unit Value for a Valuation Period applies for each day in the period. We value the assets in the

     Variable Account at their fair market value in accordance with accepted accounting practices and applicable laws and regulations. We will not value the assets in the Variable Account on the days on which the New York Stock Exchange is closed for trading.

PERFORMANCE DATA

AVERAGE ANNUAL TOTAL RETURN CALCULATIONS

     SUBACCOUNT PERFORMANCE. Each Subaccount may advertise its average annual total return. We calculate each Subaccount's average annual total return quotation under the following method:

          - A hypothetical $10,000 investment in each Subaccount on the first day of the period at the maximum offering price ("initial investment") is assumed.

          - We calculate the ending value ("ending value") of that investment at the end of 1-, 5- and 10-year periods. If average annual total return for a Subaccount is not available for a stated period, we may show average annual total return since Subaccount inception. The ending value reflects the effect of the monthly expense charge and Investment Option operating expenses. We do not reflect any cost of insurance charges, premium taxes, surrender charges or any other insurance-related charges in the calculation. If those charges had been included, the average annual total returns shown would have been lower.

          -    The ending value is divided by the initial investment.

          - This quotient is taken to the Nth root (N representing the number of years in the period), 1 is subtracted from the result and the result is expressed as a percentage to the nearest one-hundredth of one percent.

     Because the Variable Account had not commenced operations at December 31, 2002, average annual total return quotations for the Subaccounts for the period are not available.


     INVESTMENT OPTION PERFORMANCE. Each Subaccount may advertise the performance of the corresponding Investment Option in which it invests, based on the calculations described above, where all or a portion of the actual historical performance of the corresponding Investment Option in which the Subaccount invests may pre-date the effective date of the Subaccount being offered in the Policy.


DISTRIBUTION OF THE POLICIES


     COUNTRY Capital Management Company ("COUNTRY Capital") is responsible for distributing the Policies pursuant to a distribution agreement with us. COUNTRY Capital serves as principal underwriter for the Policies. COUNTRY Capital, an Illinois corporation organized in Illinois and a wholly-owned subsidiary of COUNTRY Life Insurance Company, an affiliate of the Company, is located at 1705 N. Towanda Avenue, Bloomington, Illinois 61702. COUNTRY Capital is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934 (the "1934 Act"), as well as with the securities commissions in the states in which it operates, and is a member of the NASD, Inc.


     We offer the Policies to the public on a continuous basis. We anticipate continuing to offer the Policies, but reserve the right to discontinue the offering. We intend to recoup commissions and other sales expenses through fees and charges imposed under the Policy. Commissions paid on the Policy, including other incentives or payments, are not charged directly to the Policyowners or the Variable Account.


     COUNTRY Capital may sell the Policies through its registered representatives, who must be appointed by the Company as insurance agents. COUNTRY Capital also may enter into selling agreements with other broker-dealers and compensate those broker-dealers up to the amounts disclosed in the Prospectus for their services.

     COUNTRY Capital passes through commissions it receives except in the infrequent event of a Policy unassigned to a Registered Representative and does not retain any override as distributor for the Policies. However, under the distribution agreement with COUNTRY Capital, COUNTRY Capital is reimbursed by us for the following sales expenses: supervisor and registered representative manager compensation; registered representative training allowances; advertising expenses; and all other expenses of distributing the Policies.

     The following Investment Options have adopted Distribution Plans in connection with their 12b-1 shares and pay COUNTRY Capital for its costs in distributing those shares: Fidelity Variable Insurance Products Fund, VIP Mid Cap Portfolio; and Franklin Real Estate Fund, Franklin Small Cap Fund, Franklin Small Cap Value Securities Fund, Franklin U.S. Government Fund, Mutual Shares Securities Fund and Templeton Growth Securities Fund. Each Distribution Plan has been adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, which allows funds to pay fees out of fund assets to those who sell and distribute fund shares. The 12b-1 fees are in consideration of distribution services and expenses incurred in the performance of COUNTRY Capital's obligations under an agreement with these Investment Options. Under each Distribution Plan, 0.25% is paid to COUNTRY Capital for its distribution-related services and expenses under the agreement. Each Investment Option's investment adviser may, from time to time use its management fee revenue, as well as its past profits or its other resources as may be permitted by regulatory rules, to make payments for distribution services to COUNTRY Capital, which may in turn pay part or all of such compensation to a broker-dealer of record with whom it has entered into a selling agreement.


LEGAL MATTERS

     Sutherland Asbill & Brennan LLP of Washington, D.C. has provided advice on certain legal matters relating to federal securities laws applicable to the issuance of the flexible premium variable life insurance policy described in the Prospectus and this Statement of Additional Information. All matters of Illinois law pertaining to the Policy, including the validity of the Policy and the Company's right to issue the Policy under Illinois Insurance Law, have been passed upon by Paul M. Harmon, General Counsel and Secretary of the Company.

EXPERTS

     Actuarial matters included in this Prospectus have been examined by R. Dale Hall, FSA, MAAA, Chief Life/Annuity Actuary, as stated in the opinion filed as an exhibit to the registration statement.


     The statutory-basis financial statements of COUNTRY Investors Life Assurance Company as of December 31, 2003 and 2002 and for the years then ended appearing in this Registration Statement have been audited by Ernst & Young LLP, independent auditors, Sears Tower, 233 S. Wacker Drive, Chicago, Illinois 60606, as set forth in their report thereon appearing elsewhere herein, and are included herein in reliance upon such report given on the authority of such firm as experts in accounting and auditing.

OTHER INFORMATION

     A registration statement has been filed with the SEC under the Securities Act of 1933 as amended, with respect to the Policy discussed in this Statement of Additional Information. Not all the information set forth in the registration statement, amendments and exhibits thereto has been included in this Statement of Additional Information. Statements contained in this Statement of Additional Information as to the contents of the Policy and other legal instruments are summaries. For a complete statement of the terms of these documents, reference is made to such instruments as filed.

                         Report of Independent Auditors

Board of Directors
COUNTRY Investors Life Assurance Company

We have audited the accompanying statutory-basis balance sheets of COUNTRY Investors Life Assurance Company (a wholly owned subsidiary of COUNTRY Life Insurance Company) as of December 31, 2003 and 2002, and the related statutory-basis statements of income, changes in capital and surplus, and cash flow for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Illinois Insurance Department, which practices differ from accounting principles generally accepted in the United States. The variances between such practices and accounting principles generally accepted in the United States are also described in Note 1. The effects on the financial statements of these variances are not reasonably determinable but are presumed to be material.

In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States, the financial position of COUNTRY Investors Life Assurance Company at December 31, 2003 and 2002, or the results of its operations or its cash flow for the years then ended.

However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of COUNTRY Investors Life Assurance Company at December 31, 2003 and 2002, and the results of its operations and its cash flow for the years then ended, in conformity with accounting practices prescribed or permitted by the Illinois Insurance Department.


                                                           /s/ Ernst & Young LLP

March 26, 2004

                    COUNTRY Investors Life Assurance Company

                        Balance Sheets - Statutory-Basis

                                                                         DECEMBER 31
                                                                    2003             2002
                                                               -------------------------------
                                                                       (IN THOUSANDS)
ADMITTED ASSETS
Cash and investments (NOTE 2):
  Bonds                                                        $      113,911   $    1,140,926
  Common stocks                                                             -                1
  Short-term investments                                               11,502           47,319
  Policy loans                                                              -           10,212
  Cash and cash equivalents                                             6,327             (167)
                                                               -------------------------------
                                                                      131,740        1,198,291
Accrued investment income                                               1,467           15,024
Federal income taxes recoverable, including net
  deferred tax asset (2002 - $1,899,000)                                    -            3,662
Other                                                                   3,461               89
                                                               -------------------------------
                                                               $      136,668   $    1,217,066
                                                               ===============================
LIABILITIES AND CAPITAL AND SURPLUS
Policy reserves:
  Annuity                                                      $            -   $      728,984
  Life                                                                      -          350,333
  Supplementary contracts without life contingencies                        -           37,257
                                                               -------------------------------
                                                                            -        1,116,574

Policy and contract claims                                                  -            1,481
General liabilities and accrued expenses:
  Interest maintenance reserve                                              -            3,187
  Accrued expenses and other liabilities                                3,668            5,354
  Due to affiliates                                                     1,261              436
  Net deferred tax liability                                               52                -
                                                               -------------------------------
                                                                        4,981        1,127,032
Asset valuation reserve                                                     -            1,550
                                                               -------------------------------
                                                                        4,981        1,128,582
Contingencies (NOTES 5, 6, AND 7)

Capital and surplus (NOTE 5):
  Common stock - Par value $75 per share,
    authorized - 200,000 shares, issued and
    outstanding - 40,000 shares (owned by
    COUNTRY Life Insurance Company)                                     3,000            3,000
  Additional paid-in surplus                                           27,000           27,000
  Unassigned surplus                                                  101,687           58,484
                                                               -------------------------------
                                                                      131,687           88,484
                                                               -------------------------------
                                                               $      136,668   $    1,217,066
                                                               ===============================

SEE ACCOMPANYING NOTES.

                    COUNTRY Investors Life Assurance Company

                     Statements of Income - Statutory-Basis

                                                                   YEAR ENDED DECEMBER 31
                                                                    2003             2002
                                                               -------------------------------
                                                                        (IN THOUSANDS)
PREMIUM INCOME
Annuity                                                        $       63,513   $      118,692
Life                                                                   21,416           27,057
                                                               -------------------------------
                                                                       84,929          145,749
Net investment income (NOTE 2)                                         72,989           74,714
                                                               -------------------------------
Total income                                                          157,918          220,463

BENEFITS PAID OR PROVIDED
Annuity benefits                                                       43,306           55,419
Life benefits                                                          12,228           25,010
Increase (decrease) in policy reserves                             (1,079,318)         115,137
                                                               -------------------------------
                                                                   (1,023,784)         195,566
Cost of serving policyholders, administering
  insurance protection, and obtaining new insurance                    20,671           18,148
Initial settlement for intercompany reinsurance                     1,121,059                -
                                                               -------------------------------
Total insurance expenses                                              117,946          213,714
                                                               -------------------------------
Income before income taxes and net realized
  losses                                                               39,972            6,749
Income tax expense (benefit) (NOTE 3)                                  (5,971)           2,319
                                                               -------------------------------
Income before net realized losses                                      45,943            4,430
Net realized losses (NOTE 2)                                           (5,441)          (4,120)
                                                               -------------------------------
Net income                                                     $       40,502   $          310
                                                               ===============================

SEE ACCOMPANYING NOTES.

                    COUNTRY Investors Life Assurance Company

         Statements of Changes in Capital and Surplus - Statutory-Basis

                                                                   YEAR ENDED DECEMBER 31
                                                                    2003             2002
                                                               -------------------------------
                                                                      (IN THOUSANDS)
Capital and surplus at beginning of year                       $       88,484   $       84,936

Net income                                                             40,502              310
Net unrealized gains (losses)                                           2,340             (381)
Increase (decrease) in net deferred tax                                (7,564)           1,240
Decrease in asset valuation reserve                                     1,550            1,593
Decrease in nonadmitted assets                                          6,375              786
                                                               -------------------------------
Net increase                                                           43,203            3,548
                                                               -------------------------------
Capital and surplus at end of year                             $      131,687   $       88,484
                                                               ===============================

SEE ACCOMPANYING NOTES.

                    COUNTRY Investors Life Assurance Company

                    Statements of Cash Flow - Statutory-Basis

                                                                   YEAR ENDED DECEMBER 31
                                                                    2003             2002
                                                               -------------------------------
                                                                        (IN THOUSANDS)
OPERATIONS
Premiums received                                              $       74,375   $      145,748
Net investment income received                                         83,683           76,820
Insurance benefits paid                                               (56,037)         (78,335)
General insurance expenses paid                                       (12,102)         (19,109)
Federal income taxes paid                                              (2,890)          (2,747)
                                                               -------------------------------
Net cash provided by operations                                        87,029          122,377

INVESTMENT ACTIVITIES
Sale, maturity, or repayment of investments                         1,430,107          276,864
Purchase of investments                                              (363,695)        (391,291)
Net decrease in policy loans                                           10,212              102
Other - net                                                            (2,008)               -
                                                               -------------------------------
Net cash provided by (used in) investment activities                1,074,616         (114,325)

FINANCING AND MISCELLANEOUS ACTIVITIES
Deposits (withdrawals) on deposit-type
  contract funds and other liabilities without
  life or disability contingencies - net                              (38,233)           4,782
Initial settlement for intercompany
  reinsurance                                                      (1,149,552)               -
Other - net                                                            (3,183)          (2,931)
                                                               -------------------------------
Net cash provided by (used in) financing and
  miscellaneous activities                                         (1,190,968)           1,851
                                                               -------------------------------
Increase (decrease) in cash, cash
  equivalents, and short-term investments                             (29,323)           9,903
Cash, cash equivalents, and short-term
  investments at beginning of year                                     47,152           37,249
                                                               -------------------------------
Cash, cash equivalents, and short-term
  investments at end of year                                   $       17,829   $       47,152
                                                               ===============================

SEE ACCOMPANYING NOTES.

                    COUNTRY Investors Life Assurance Company

                          Notes to Financial Statements

                           December 31, 2003 and 2002

1.  NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES

COUNTRY Investors Life Assurance Company (COUNTRY Investors), an Illinois domiciled life/health insurance company, is a wholly owned subsidiary of COUNTRY Life Insurance Company (COUNTRY Life), which is a wholly owned subsidiary of the Illinois Agricultural Holding Co. (IAHC), which, in turn, is a subsidiary of the Illinois Agricultural Association (IAA).

COUNTRY Investors' primary business is the sale of interest-sensitive life insurance and annuity products through approximately 1,900 agents. Life insurance premiums represent approximately 24% of total premium income, while annuity and supplementary contract premiums make up the remaining 76% of total premium income. Although COUNTRY Investors is licensed in 35 states, approximately 84% of premium income is written in Illinois.

Effective July 1, 2003, COUNTRY Investors entered into a coinsurance agreement with COUNTRY Life. As of the effective date, COUNTRY Investors ceded to COUNTRY Life 100% of COUNTRY Investors' policy reserves, policy and contract claim liabilities, due, deferred, and advance premiums, and all other policy and claim related assets and liabilities. Cash and securities of $1,195,545,000 were transferred as part of the net settlement, along with the resulting IMR of approximately $34,136,000. On an ongoing basis, COUNTRY Investors cedes 100% of its net retained business to COUNTRY Life.

USE OF ESTIMATES

The preparation of financial statements of insurance companies requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future, as more information becomes known, which could impact the amounts reported and disclosed herein.

BASIS OF PRESENTATION

COUNTRY Investors' financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Illinois Insurance Department (the Department). Such practices vary from accounting principles generally accepted in the United States (GAAP). The more significant variances from GAAP are as follows:

INVESTMENTS

Investments in bonds are reported at amortized cost or market value based on their National Association of Insurance Commissioners (NAIC) rating; for GAAP, such fixed-maturity investments would be classified as held-to-maturity, trading, or available-for-sale. Held-to-maturity fixed-maturity investments would be reported at amortized cost, and the remaining fixed-maturity investments would be reported at fair value with unrealized holding gains and losses reported in income for those designated as trading and in stockholder's equity for those designated as available-for-sale.

Fair values of certain investments in common stocks are based on values specified by the NAIC, rather than on actual or estimated fair values.

Changes between cost and admitted asset investment amounts are credited or charged directly to unassigned surplus rather than to a separate surplus account.

VALUATION RESERVES

Under a formula prescribed by the NAIC, COUNTRY Investors defers the portion of realized capital gains and losses on sales of fixed-income investments, principally bonds, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity based on groupings of individual securities sold in five-year bands. The net deferral is reported as the "interest maintenance reserve" (IMR) in the accompanying balance sheets. Realized gains and losses are reported in income net of federal income tax and transfers to the IMR. Under GAAP, realized capital gains and losses would be reported in the income statement on a pretax basis in the period that the asset giving rise to the gain or loss is sold and valuation allowances would be provided when there has been a decline in value deemed other than temporary, in which case, the provision for such declines would be charged to earnings.

The "asset valuation reserve" (AVR) is determined by an NAIC-prescribed formula and is reported as a liability rather than unassigned surplus. The AVR provides a valuation allowance for invested assets. The AVR is determined by an NAIC formula with changes reflected directly in unassigned surplus; AVR is not recognized for GAAP.

POLICY ACQUISITION COSTS

The costs of acquiring and renewing business are expensed when incurred. Under GAAP, acquisition costs related to traditional life insurance, to the extent recoverable from future policy revenues, would be deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves; for universal life insurance and investment products, to the extent recoverable from future gross profits, deferred policy acquisition costs are amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality, and expense margins.

NONADMITTED ASSETS

Certain assets designed as nonadmitted, principally prepaid expenses, certain deferred tax assets, and other assets not specifically identified as an admitted asset within the ACCOUNTING PRACTICES AND PROCEDURES MANUAL are excluded from the accompanying balance sheets and are charged directly to unassigned surplus. Under GAAP, such assets are included in the balance sheet.

UNIVERSAL LIFE AND ANNUITY POLICIES

Revenues for universal life and annuity policies with mortality or morbidity risk consist of the entire premium received, and benefits incurred represents the total of death benefits paid and the change in policy reserves. Premiums received for annuity policies without mortality or morbidity risk, including supplementary contracts without life contingencies, are recorded using deposit accounting, and credited directly to an appropriate policy reserve account, without recognizing premium income. Under GAAP, premiums received in excess of policy charges would not be recognized as premium revenue and benefits would represent the excess of benefits paid over the policy account value and interest credited to the account values.

BENEFIT RESERVES

Certain policy reserves are calculated based on statutorily required interest and mortality assumptions rather than on estimated expected experience or actual account balances as would be required under GAAP.

DEFERRED INCOME TAXES

Deferred tax assets are limited to: (1) the amount of federal income taxes paid in prior years that can be recovered through loss carrybacks for existing temporary differences that reverse by the end of the subsequent calendar year, plus (2) the lesser of the remaining gross deferred tax assets expected to be realized within one year of the balance sheet date or 10% of capital and surplus excluding any net deferred tax assets, EDP equipment and operating software and any net positive goodwill, plus (3) the amount of remaining gross deferred tax assets that can be offset against existing gross deferred tax liabilities. The remaining deferred tax assets are nonadmitted. Deferred taxes do not include amounts for state taxes. The change in net deferred taxes is charged directly to unassigned surplus. Under GAAP, state taxes are included in the computation of deferred taxes, a deferred tax asset is recorded for the amount of gross deferred tax assets expected to be realized in future years, a valuation allowance is established for deferred tax assets not realizable, and the change in net deferred taxes is charged to earnings.

STATEMENTS OF CASH FLOW

The statements of cash flow are prepared in accordance with regulatory requirements. Cash, cash equivalents, and short-term investments in the statements of cash flow represent cash balances and investments with initial maturities of one year or less. Under GAAP, the corresponding captions of cash and cash equivalents include cash balances and investments with initial maturities of three months or less.

The effects of the foregoing variances from GAAP on the accompanying statutory-basis financial statements have not been determined, but are presumed to be material.

RECLASSIFICATIONS

Certain 2002 amounts have been reclassified to conform to the 2003 financial statement presentation.

Other significant accounting practices are as follows:

INVESTMENTS

Investments are stated at values prescribed by the NAIC as follows:

     Bonds not backed by loans are principally stated at amortized cost using the interest method.

     Loan-backed bonds and structured securities are valued at amortized cost using the interest method including anticipated prepayments. Prepayment assumptions are obtained from dealer surveys or internal estimates and are based on the current interest rate and economic environment.

     Short-term investments are reported at amortized cost and include investments with maturities of one year or less at the date of acquisition.

     Policy loans are reported at unpaid balances.

Realized gains and losses are determined using the specific identification basis.

Unrealized gains and losses in common stocks are reported directly in unassigned surplus and do not affect operations.

COUNTRY Investors participates, through a trustee, in a security lending program with major securities brokers. COUNTRY Investors maintains collateral equal to or greater than the fair value of the securities loaned. At December 31, 2003 and 2002, bonds with a fair value of $3,071,000 and $53,903,000, respectively, were loaned under this program. At December 31, 2003 and 2002, the collateral was not recorded by COUNTRY Investors.

INVESTMENT INCOME

Interest on bonds is recorded as income when earned and is adjusted for any amortization of premium or discount.

POLICY RESERVES

Annuity and supplementary contract policy reserves are provided for based on the amount of the net premiums received plus accumulated interest. Life policy reserves, principally for interest-sensitive life policies, are based generally on the policyholders' account value.

GUARANTY FUND ASSESSMENTS

A liability for guaranty fund assessments is accrued after an insolvency has occurred.

PREMIUMS

Life insurance premiums are recognized as revenue when due. Premiums for annuity policies with mortality and morbidity risk are also recognized as revenue when due.

FAIR VALUE OF FINANCIAL INSTRUMENTS

The carrying value of the financial instruments approximates their fair value except for bonds, stocks, and investment-type insurance contract liabilities. The carrying value and the fair value of bonds and stocks are disclosed in Note
2. The carrying value of investment-type insurance contract liabilities was $816,738,000 and $756,596,000 at December 31, 2003 and 2002, respectively. The fair value of investment-type insurance contract liabilities was $803,723,000 and $739,875,000 at December 31, 2003 and 2002, respectively.

2. INVESTMENTS

The carrying value and the fair value of investments in bonds are summarized as follows:

                                                           GROSS            GROSS
                                        CARRYING        UNREALIZED       UNREALIZED          FAIR
                                          VALUE            GAINS           LOSSES            VALUE
                                     -----------------------------------------------------------------
                                                              (IN THOUSANDS)
At December 31, 2003:
  U.S. government and agencies       $      100,463   $        7,062   $          395   $      107,130
  State and political subdivisions              630                5                -              635
  Foreign governments                         2,980              153                -            3,133
  Corporate securities                        8,838              127              216            8,749
  Mortgage-backed securities                  1,000                -              238              762
                                     -----------------------------------------------------------------
                                     $      113,911   $        7,347   $          849   $      120,409
                                     =================================================================
At December 31, 2002:
  U.S. government and agencies       $       91,256   $       10,900   $          280   $      101,876
  State and political subdivisions           17,802              517                -           18,319
  Foreign governments                         2,975              282                -            3,257
  Corporate securities                      627,073           48,448            9,815          665,706
  Mortgage-backed securities                401,820           15,603            2,708          414,715
                                     -----------------------------------------------------------------
                                     $    1,140,926   $       75,750   $       12,803   $    1,203,873
                                     =================================================================

The amortized cost of bonds at December 31, 2002, has been reduced by an adjustment of $3,149,000 to derive the carrying amount of bonds in the balance sheet. There was no such adjustment at December 31, 2003.

Fair values generally represent quoted market value prices for securities traded in the public marketplace or analytically determined values using bid or closing prices for securities not traded in the public marketplace.

The carrying value and fair value of bonds at December 31, 2003, by contractual maturity, are shown in the following table. Expected maturities may differ from contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties.

                                                                  CARRYING           FAIR
                                                                    VALUE            VALUE
                                                               -------------------------------
                                                                       (IN THOUSANDS)
Maturity:
  In 2004                                                      $        6,746   $        6,904
  In 2005-2008                                                         27,827           29,572
  In 2009-2013                                                         41,223           43,696
  After 2013                                                           37,115           39,475
Mortgage-backed securities                                              1,000              762
                                                               -------------------------------
                                                               $      113,911   $      120,409
                                                               ===============================

Proceeds from sales or transfers of investments in bonds during 2003 and 2002 were $1,186,212,000 and $57,145,000, respectively; gross gains of $53,417,000 and $4,892,000, respectively, and gross losses of $12,535,000 and $6,054,000, respectively, were realized on these sales.

At December 31, 2003 and 2002, investments in bonds, with an admitted asset value of $6,912,000 and $6,198,000, respectively, were on deposit with state insurance departments to satisfy regulatory requirements.

At December 31, 2003, COUNTRY Investors held no unrated or less-than-investment grade corporate bonds. At December 31, 2002, COUNTRY Investors held unrated or less-than-investment grade corporate bonds of $67,189,000, with an aggregate fair value of $58,674,000. Those holdings amounted to approximately 5.9% of COUNTRY Investors' investments in bonds and approximately 5.5% of COUNTRY Investors' total admitted assets at December 31, 2002. COUNTRY Investors performs periodic evaluations of the relative credit standing of the issuers of these bonds.

Net realized capital gains (losses) are summarized as follows:

                                                                    2003             2002
                                                               -------------------------------
                                                                       (IN THOUSANDS)
Bonds:
  Gross gains                                                  $       54,977   $        5,549
  Gross losses                                                        (15,763)          (7,335)
                                                               -------------------------------
                                                                       39,214           (1,786)
Amounts transferred to IMR                                            (30,930)          (2,959)
Income taxes                                                           13,725              625
                                                               -------------------------------
Net realized capital losses                                    $       (5,441)  $       (4,120)
                                                               ===============================

Major categories of net investment income are summarized as follows:

                                                                    2003             2002
                                                               -------------------------------
                                                                       (IN THOUSANDS)
Bonds                                                          $       67,058   $       74,579
Short-term investments                                                    570              996
Policy loans                                                              717              727
Other                                                                      89               91
Amortization/release of IMR                                            34,117             (426)
                                                               -------------------------------
Total investment income                                               102,551           75,967
Investment expenses                                                   (29,562)          (1,253)
                                                               -------------------------------
Net investment income                                          $       72,989   $       74,174
                                                               ===============================

3.  FEDERAL INCOME TAXES

COUNTRY Investors files a consolidated federal income tax return with COUNTRY Life. Allocation of the consolidated tax liability to each member of the consolidated group is based upon that company's separate return tax liability as a percentage of the total of the group's separate return tax liability.

The amount of federal income taxes incurred that will be available for recoupment in the event of future net losses is $8,334,000, $1,881,000, and $1,795,000 from 2003, 2002, and 2001, respectively.

The components of the net deferred tax asset (liability) at December 31, 2003 and 2002, were as follows:

                                                                    2003             2002
                                                               -------------------------------
                                                                       (IN THOUSANDS)
        Gross deferred tax assets                              $            -   $        8,330
        Gross deferred tax liabilities                                    (52)              (8)
        Deferred tax assets nonadmitted                                     -           (6,423)
                                                               -------------------------------
        Admitted deferred tax asset (liability)                $          (52)  $        1,899
                                                               ===============================

Deferred tax assets nonadmitted decreased $6,423,000 and increased $170,000 in 2003 and 2002, respectively. The components of incurred income tax expense and the change in deferred tax assets and deferred tax liabilities for 2003 and 2002 are as follows:

                                                                    2003             2002
                                                               -------------------------------
                                                                       (IN THOUSANDS)
        Change in deferred tax assets                          $        8,330   $         (487)
        Change in deferred tax liabilities                                 44             (958)
                                                               -------------------------------
        Net change in deferred taxes                                    8,374           (1,445)
        Less: Unrealized (gain) loss                                     (810)             205
                                                               -------------------------------
        Net decrease (increase) in deferred taxes                       7,564           (1,240)
        Current income tax expense (benefit)                           (5,971)           2,319
                                                               -------------------------------
                                                               $        1,593   $        1,079
                                                               ===============================

COUNTRY Investor's income tax expense and change in deferred taxes differs from the amount obtained by applying the federal statutory rate of 35% to income before federal income tax expense in 2003 and 2002 for the following reasons:

                                                                    2003             2002
                                                               -------------------------------
                                                                       (IN THOUSANDS)
        Expected federal income tax expense                    $       13,990   $        2,362
        Change in nonadmitted assets                                      (17)             335
        Change in prior year accrual                                     (580)            (709)
        Amortization/release of IMR                                   (11,941)            (149)
        Other, net                                                        141             (760)
                                                               -------------------------------
                                                               $        1,593   $        1,079
                                                               ===============================

4.  RELATED-PARTY TRANSACTIONS

The individuals who comprise COUNTRY Investors' Board of Directors also comprise the Board of Directors of the affiliated companies of IAA, the IAHC, COUNTRY Life, COUNTRY Medical Plans, Inc., CC Services, Inc., COUNTRY Mutual Insurance Company (COUNTRY Mutual), COUNTRY Casualty Insurance Company, COUNTRY Preferred Insurance Company, and COUNTRY Trust Bank. Certain members of COUNTRY Investors' Board of Directors also comprise the Board of Directors of COUNTRY Capital Management Company, the Illinois Agricultural Service Company, and Agrivisor Services, Inc. Certain officers of COUNTRY Mutual comprise the majority of the members of the Boards of Directors of Middlesex Mutual Assurance Company and its wholly owned subsidiary, Midfield Corporation. Certain officers of COUNTRY Mutual and COUNTRY Trust Bank comprise a majority of the members of the Boards of Directors of Holyoke Mutual Insurance Company in Salem and its wholly owned subsidiary, Holyoke Square, Inc. Certain officers of COUNTRY Mutual comprise a majority of the members of the Boards of Directors of MSI Preferred Insurance Company, MSI Preferred Services, Inc., Mutual Service Casualty Insurance Company, and Modern Service Insurance Company. Also, certain officers of COUNTRY Life comprise the majority of the members of the Board of Directors of Mutual Service Life Insurance Company. Net expenses paid or accrued to affiliated companies totaled $16,351,000 and $16,202,000 in 2003 and 2002, respectively.

Effective July 1, 2003, under a 100% coinsurance agreement, COUNTRY Investors cedes 100% of all premiums, benefits, and expenses that are not assumed by nonaffiliated companies to COUNTRY Life. A summary of COUNTRY Investors' coinsurance with COUNTRY Life in 2003 is as follows (in thousands):

    Premium income and other considerations                        $      37,010
    Benefits for policyholders and beneficiaries                          59,027
    Costs of servicing policyholders, administering insurance
    protection, and obtaining new insurance                               10,594
    Policy loans                                                           9,665
    Premiums deferred and uncollected                                         26
    Policy reserves                                                    1,198,113
    Policy and contract claims                                               936
    General liabilities and accrued expenses                               3,988
    Interest maintenance reserve                                          34,136

5.  CAPITAL AND SURPLUS

Life/health insurance companies are subject to certain Risk-Based Capital (RBC) requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life/health insurance company is to be determined based on the various risk factors related to it. At December 31, 2003, COUNTRY Investors meets the RBC requirements.

The payment of dividends by COUNTRY Investors to COUNTRY Life is limited and can only be made from earned profits unless prior approval is received from the Department. The maximum amount of dividends that may be paid by COUNTRY Investors without prior approval of the Department is also subject to restrictions relating to statutory surplus and net income.

6.  CONTINGENCIES

In the normal course of business, COUNTRY Investors is involved in policy and nonpolicy-related litigation. In the opinion of COUNTRY Investors' management, based on the advice of counsel, any potential settlements are either adequately provided for in the financial statements or would not have a material adverse impact on the financial statements.

In 1999, COUNTRY Investors recorded a liability as a direct charge to unassigned surplus for its share of a settlement for a class action litigation brought against COUNTRY Life and COUNTRY Investors several years ago. The liability represents an estimate of the settlement, plus legal and other costs, less recoveries. The liability amounted to $833,000 at December 31, 2002. There was no liability at December 31, 2003, as it was ceded to COUNTRY Life as a part of the coinsurance agreement.

7.  GUARANTY FUND ASSESSMENTS

COUNTRY Investors is assessed amounts by state guaranty funds to cover losses to policyholders of insolvent or rehabilitated insurance companies. Those mandatory assessments may be partially recovered through a reduction in future premium taxes in certain states. At December 31, 2003 and 2002, COUNTRY Investors accrued $1,528,000 and $1,432,000, respectively, for guaranty fund assessments. A receivable for future premium tax deductions related to these assessments of $44,000 was recorded at December 31, 2002. There was no receivable recorded at December 31, 2003. Expenses incurred for guaranty fund assessments were an expense of $11,000 in 2003 and a credit of $568,000 in 2002.

8.  REINSURANCE

In the normal course of business, COUNTRY Investors cedes reinsurance to nonaffiliated insurance companies. Reinsurance provides greater diversification of business and limits the maximum net loss potential arising from large claims. Reinsurance does not discharge COUNTRY Investors from its primary liability to policyholders and to the extent that a reinsurer would be unable to meet its obligations, COUNTRY Investors would be liable. A summary of COUNTRY Investor's reinsurance with nonaffiliates for 2003 is as follows (in thousands):

     Ceded:
       Premium income and other considerations                     $      24
       Benefits for policyholders and beneficiaries                      281

       Policy reserves                                                 7,023
       Policy and contract claims                                          -

APPENDIX A

DEATH BENEFIT OPTIONS

     Appendix A shows examples illustrating the two death benefit options. The specified amount factor is 2.50 for an Insured Attained Age 40 or below on the date of death. For Insureds with an Attained Age over 40 on the date of death, the factor declines with age as shown in the following table.

         OPTION A EXAMPLE. For purposes of this example, assume that the Insured's Attained Age is between 0 and 40 and that there is no outstanding Policy Debt. Under Option A, a Policy with a Specified Amount of $50,000 will generally provide a death benefit of $50,000 plus Accumulated Value. Thus, for example, a Policy with an Accumulated Value of $5,000 will have a death benefit of $55,000 ($50,000 + $5,000); an Accumulated Value of $10,000 will provide a death benefit of $60,000 ($50,000 + $10,000). The death benefit, however, must be at least 2.50 multiplied by the Accumulated Value. As a result, if the Accumulated Value of the Policy exceeds $33,333, the death benefit will be greater than the Specified Amount plus Accumulated Value. Each additional dollar of Accumulated Value above $33,333 will increase the death benefit by $2.50. A Policy with a Specified Amount of $50,000 and an Accumulated Value of $40,000 will provide a death benefit of $100,000 ($40,000 x 2.50); an Accumulated Value of $60,000 will provide a death benefit of $150,000 ($60,000 x 2.50).

     Similarly, any time Accumulated Value exceeds $33,333, each dollar taken out of Accumulated Value will reduce the death benefit by $2.50. If, for example, the Accumulated Value is reduced from $40,000 to $35,000 because of partial surrenders, charges, or negative investment performance, the death benefit will be reduced from $100,000 to $87,500. If at any time, however, Accumulated Value multiplied by the specified amount factor is less than the Specified Amount plus the Accumulated Value, then the death benefit will be the current Specified Amount plus Accumulated Value of the Policy.

     The specified amount factor becomes lower as the Insured's Attained Age increases. If the Attained Age of the Insured in the example above were, for example, 50 (rather than under 40), the specified amount factor would be 1.85. The amount of the death benefit would be the sum of the Accumulated Value plus $50,000 unless the Accumulated Value exceeded $58,824 (rather than $33,333), and each dollar then added to or taken from the Accumulated Value would change the death benefit by $1.85 (rather than $2.50).

         OPTION B EXAMPLE. For purposes of this example, assume that the Insured's Attained Age is between 0 and 40 and that there is no outstanding Policy Debt. Under Option B, a Policy with a $50,000 Specified Amount will generally pay $50,000 in death benefits. However, because the death benefit must be equal to or be greater than 2.50 multiplied by the Accumulated Value, any time the Accumulated Value of the Policy exceeds $20,000, the death benefit will exceed the $50,000 Specified Amount. Each additional dollar added to Accumulated Value above $20,000 will increase the death benefit by $2.50. A Policy with a $50,000 Specified Amount and an Accumulated Value of $30,000 will provide death proceeds of $75,000 ($30,000 x 2.50); an Accumulated Value of $40,000 will provide a death benefit of $100,000 ($40,000 x 2.50); an Accumulated Value of $50,000 will provide a death benefit of $125,000 ($50,000 x 2.50).

     Similarly, so long as Accumulated Value exceeds $20,000, each dollar taken out of Accumulated Value will reduce the death benefit by $2.50. If, for example, the Accumulated Value is reduced from $25,000 to $20,000 because of partial surrenders, charges, or negative investment performance, the death benefit will be reduced from $62,500 to $50,000. If at any time, however, the Accumulated Value multiplied by the specified amount factor is less than the Specified Amount, the death benefit will equal the current Specified Amount of the Policy.

     The specified amount factor becomes lower as the Insured's Attained Age increases. If the Attained Age of the Insured in the example above were, for example, 50 (rather than between 0 and 40), the specified amount factor would be 1.85. The death proceeds would not exceed the $50,000 Specified Amount unless the Accumulated Value exceeded approximately $27,028 (rather than $20,000), and each dollar then added to or taken from the Accumulated Value would change the life insurance proceeds by $1.85 (rather than $2.50).

                      ATTAINED AGE        SPECIFIED AMOUNT FACTOR
                      40 or younger                2.50
                      41                           2.43
                      42                           2.36
                      43                           2.29
                      44                           2.22
                      45                           2.15
                      46                           2.09
                      47                           2.03
                      48                           1.97
                      49                           1.91
                      50                           1.85
                      51                           1.78
                      52                           1.71
                      53                           1.64
                      54                           1.57
                      55                           1.50
                      56                           1.46
                      57                           1.42
                      58                           1.38
                      59                           1.34
                      60                           1.30
                      61                           1.28
                      62                           1.26
                      63                           1.24
                      64                           1.22
                      65                           1.20
                      66                           1.19
                      67                           1.18
                      68                           1.17
                      69                           1.16
                      70                           1.15
                      71                           1.13
                      72                           1.11
                      73                           1.09
                      74                           1.07
                      75 to 90                     1.05
                      91                           1.04
                      92                           1.03
                      93                           1.02
                      94 to 99                     1.01
                      100                          1.00

APPENDIX B

MAXIMUM SURRENDER CHARGES

     The chart below reflects the maximum surrender charge per $1,000 of Specified Amount for selected issue ages as Policy Years increase.

MALE, NON-TOBACCO

                                   POLICY YEAR

ISSUE AGE                 1        2        3         4        5         6        7        8        9        10       11+
---------              -------  -------  -------   -------  -------   -------  -------  -------  -------   ------    ----
10                     $  3.60  $  3.60  $  3.60   $  3.60  $  3.60   $  2.88  $  2.88  $  2.16  $  1.44   $ 0.72    $  0
20                        4.09     4.09     4.09      4.09     4.09      3.27     3.27     2.45     1.64     0.82       0
30                        6.54     6.54     6.54      6.54     6.54      5.23     5.23     3.92     2.62     1.31       0
40                       11.03    11.03    11.03     11.03    11.03      8.82     8.82     6.62     4.41     2.21       0
50                       18.39    18.39    18.39     18.39    18.39     14.71    14.71    11.03     7.36     3.68       0
60                       29.98    29.98    29.98     29.98    29.98     23.98    23.98    17.99    11.99     6.00       0
70                       48.23    48.23    48.23     48.23    48.23     38.58    38.58    28.94    19.29     9.65       0
80                       46.05    46.05    46.05     46.05    46.05     36.84    36.84    27.63    18.42     9.21       0

MALE, TOBACCO

                                   POLICY YEAR

ISSUE AGE                 1        2        3         4        5         6        7        8         9        10      11+
---------              -------  -------  -------   -------  -------   -------  -------  -------   -------   -------  -----
10                         N/A      N/A      N/A       N/A      N/A       N/A      N/A      N/A       N/A       N/A    N/A
20                     $  6.01  $  6.01  $  6.01   $  6.01  $  6.01   $  4.81  $  4.81  $  3.61   $  2.40   $  1.20  $   0
30                        9.70     9.70     9.70      9.70     9.70      7.76     7.76     5.82      3.88      1.94      0
40                       16.75    16.75    16.75     16.75    16.75     13.40    13.40    10.05      6.70      3.35      0
50                       28.53    28.53    28.53     28.53    28.53     22.82    22.82    17.12     11.41      5.71      0
60                       45.08    45.08    45.08     45.08    45.08     36.06    36.06    27.05     18.03      9.02      0
70                       48.78    48.78    48.78     48.78    48.78     39.02    39.02    29.27     19.51      9.76      0
80                       48.03    48.03    48.03     48.03    48.03     38.42    38.42    28.82     19.21      9.61      0

FEMALE, NON-TOBACCO

                                   POLICY YEAR

ISSUE AGE                 1        2        3         4        5         6        7        8        9       10        11+
---------              -------  -------  -------   -------  -------   -------  -------  -------  -------  -------    ----
10                     $  2.83  $  2.83  $  2.83   $  2.83  $  2.83   $  2.26  $  2.26  $  1.70  $  1.13  $  0.57    $  0
20                        3.23     3.23     3.23      3.23     3.23      2.58     2.58     1.94     1.29     0.65       0
30                        5.25     5.25     5.25      5.25     5.25      4.20     4.20     3.15     2.10     1.05       0
40                        8.69     8.69     8.69      8.69     8.69      6.95     6.95     5.21     3.48     1.74       0
50                       14.26    14.26    14.26     14.26    14.26     11.41    11.41     8.56     5.70     2.85       0
60                       23.48    23.48    23.48     23.48    23.48     18.78    18.78    14.09     9.39     4.70       0
70                       38.60    38.60    38.60     38.60    38.60     30.88    30.88    23.16    15.44     7.72       0
80                       44.75    44.75    44.75     44.75    44.75     35.80    35.80    26.85    17.90     8.95       0

FEMALE, TOBACCO

                                   POLICY YEAR

ISSUE AGE                 1        2        3         4        5         6        7        8        9       10       11+
---------              -------  -------  -------   -------  -------   -------  -------  -------  -------  -------   -----
10                         N/A      N/A      N/A       N/A      N/A       N/A      N/A      N/A      N/A      N/A     N/A
20                     $  4.68  $  4.68  $  4.68   $  4.68  $  4.68   $  3.74  $  3.74  $  2.81  $  1.87  $  0.94   $   0
30                        7.80     7.80     7.80      7.80     7.80      6.24     6.24     4.68     3.12     1.56       0
40                       13.20    13.20    13.20     13.20    13.20     10.56    10.56     7.92     5.28     2.64       0
50                       21.83    21.83    21.83     21.83    21.83     17.46    17.46    13.10     8.73     4.37       0
60                       35.23    35.23    35.23     35.23    35.23     28.18    28.18    21.14    14.09     7.05       0
70                       48.59    48.59    48.59     48.59    48.59     38.87    38.87    29.15    19.44     9.72       0
80                       45.52    45.52    45.52     45.52    45.52     36.42    36.42    27.31    18.21     9.10       0

                                     PART C

                                OTHER INFORMATION


ITEM 26. EXHIBITS


   a. Certified Resolution of the Board of Directors of the Company establishing the Variable Account.(2)
   b. None.
   c. Form of Distribution Agreement.(3)
   d. (1) Policy Form.(4)
      (2) Disability Waiver of Monthly Deduction Rider.(2)
      (3) Spouse Insurance Rider.(4)
      (4) Children's Insurance Rider.(2)
      (5) Guaranteed Insurance Option Rider.(2)
   e. Policy Application.(4)
   f. (1) Certificate of Incorporation of the Company.(1)
      (2) By-Laws of the Company.(1)
   g. Reinsurance Agreement between COUNTRY Investors Life Assurance Company and EquiTrust Life Insurance Company.(4)
   h. (1) Form of Participation Agreement relating to Equitrust Variable Insurance Series Fund.(3)
      (2) Form of Participation Agreement relating to Dreyfus Variable Investment Fund.(3)
      (3) Form of Participation Agreement relating to T. Rowe Price Equity Series, Inc. Fund and T. Rowe Price International Series, Inc.(3)
      (4) Form of Participation Agreement relating to American Century Funds.(3)
      (5) Form of Participation Agreement relating to Fidelity Variable Insurance Products Funds.(3)
      (6) Form of Participation Agreement relating to Franklin Templeton
          Funds.(3)
      (7) Form of Participation Agreement relating to JP Morgan Series Trust II.(3)
      (8) Form of Participation Agreement relating to Summit Pinnacle Series.(3)
      (9) Form of Participation Agreement relating to COUNTRY Mutual Funds Trust.(3)
   i. (1) Form of Variable Products Compliance and Accounting Agreement.(3)
      (2) Form of Administrative Service Agreement.(3)
   j. None.

   k. Opinion and Consent of Paul M. Harmon, Esquire.(5)

   l. None.
   m. None.

   n. (1) Consent of Ernst & Young LLP(5)
      (2) Consent of Sutherland Asbill & Brennan LLP(5)
      (3) Opinion and Consent of R. Dale Hall, FSA, MAAA, Chief Life/Annuity Actuary.(5)

   o. None.
   p. None.

   q. Memorandum describing the Company's issuance, transfer and redemption procedures for the Policy.(4)


----------
(1) Incorporated herein by reference to the Initial Filing to the Registration Statement on Form N-4 (File No. 333-104424) filed with the Securities and Exchange Commission on April 10, 2003.
(2) Incorporated herein by reference to the Initial Filing of this Registration Statement on Form N-6 (File No. 333-106757) filed with the Securities and Exchange Commission on July 2, 2003.
(3) Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4 (File No. 333-104424) filed with the Securities and Exchange Commission on September 3, 2003.

(4) Incorporated herein by reference to Post-Effective Amendment No. 1 to the Registration Statement on Form N-6 (File No. 333-106757) filed with the Securities and Exchange Commission on September 29, 2003.
(5)  Filed herein.

ITEM 27. DIRECTORS AND OFFICERS OF THE DEPOSITOR



NAME AND PRINCIPAL BUSINESS
ADDRESS*                                    POSITIONS AND OFFICES
---------------------------------------------------------------------------------------------------
David A. Downs                              Director

Andrew L. Goleman                           Director

James R. Holstine                           Director

Henry J. Kallal                             Director

Michael J. Kenyon                           Director

Glenn R. Meyer                              Director

Richard D. Ochs                             Director

William H. Olthoff                          Director

Robert L. Phelps                            Director

J.C. Pool                                   Director

Terry A. Pope                               Director

James D. Schielein                          Director

James P. Schillinger                        Director

Randal K. Schleich                          Director

Paul E. Shuman                              Director

Gerald D. Thompson                          Director

Robert E. Thurston                          Director

Dale W. Wachtel                             Director

Philip T. Nelson                            President & Director

Richard Guebert Jr.                         Vice President & Director

William J. Hanfland                         Vice President--Finance & Treasurer

Paul M. Harmon                              General Counsel & Secretary

John D. Blackburn                           Chief Executive Officer

Barbara A. Baurer                           Executive Vice President & Chief Operating Officer

David A. Magers                             Senior Vice President & Chief Financial Officer

Deanna L. Frautschi                         Senior Vice President--Communications & Human Resources

Doyle J. Williams                           Senior Vice President--Marketing

Shelly Prehoda                              Vice President--Information Technology

Al Reiss                                    Vice President--Information Systems

Kevin A. Marti                              Vice President--Life/Health Operations

Joseph E. Painter                           Vice President--Customer Service Operations

Paul V. Bishop                              Regional Vice President--Agency, Illinois

Richard J. Beninati                         Regional Vice President--Agency, Northwest

NAME AND PRINCIPAL BUSINESS
ADDRESS*                                    POSITIONS AND OFFICES
---------------------------------------------------------------------------------------------------------------
Anthony R. Edgcomb                          Vice President--Agency,Mid America

Stephen Ricklefs                            Vice President--Agency,MSI

Timothy Braida                              Assistant Treasurer

Richard L. Scott                            Assistant Treasurer

Bruce Finks                                 Assistant Treasurer

Elaine Thacker                              Assistant Secretary

Kathy Smith Whitman                         Assistant Secretary

Thomas B. Harris                            Assistant Secretary

Christine Martinez                          Assistant Secretary

Brian Piercy                                Assistant Secretary

James F. Keist                              Assistant Secretary

Mark W. Barnum                              Assistant Secretary

Richard A. Jahnke                           Assistant Secretary

Peter J. Borowski                           Vice President & Corporate Controller

Matthew J. Kopff                            Associate Controller

James Swanson,M.D.                          Medical Director

R. Dale Hall                                Chief Life/Annuity Actuary,Appointed Actuary & Illustration Actuary

     * The principal business address of all persons listed, unless otherwise indicated, is 1711 G.E. Road, Bloomington, Illinois 61702.


ITEM 28. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT


The registrant is a segregated asset account of the Company and is therefore owned and controlled by the Company.

SEE ORGANIZATION CHART ON FOLLOWING PAGE

                    COUNTRY INVESTORS LIFE ASSURANCE COMPANY
                                 OWNERSHIP CHART

                                Illinois Agricultural Association and Affiliated Companies as of December 31, 2003

               ------------------------------------
               * ILLINOIS AGRICULTURAL ASSOCIATION
               ------------------------------------
                           |
                           |
               -------------------------------------------------------------------------------------------------------------
              |                            |                              |                                                 |
    -----------------------                |                  -------------------------       -------------------------     |
    1. COUNTRY Mutual       ---            |                  19. Illinois Agricultural ----- 27. AgriVisor Services,       |
 --    Insurance Company      |            |                      Holding Co.             |       Inc.                      |
|   -----------------------   |            |                  -------------------------   |   -------------------------     |
|                             |            |                              |               |                                 |
|   -----------------------   |            |                  -------------------------   |                                 |
|   2. COUNTRY Casualty       |   ---------------------       20. COUNTRY Life            |   -------------------------     |
|--    Insurance Company       -- 12. CC Services, Inc. -----     Insurance                -- 28. Illinois Agricultural     |
|   -----------------------       ---------------------   |       Company                         Service Company           |
|                                            |            |   -------------------------       -------------------------     |
|   -----------------------       ---------------------   |                                                                 |
|   3. COUNTRY Preferred          13. Mid-America         |   -------------------------                                     |
|--    Insurance Company              Services of         |   21. COUNTRY                     -------------------------     |
|   -----------------------           Oregon, Inc.        |       Investors Life              29. IAA Credit Union       ---|
|                                 ---------------------   |--     Assurance                   -------------------------     |
|   -----------------------                               |       Company                                                   |
|   4. Mid-America                                        |   -------------------------                                     |
|--    Brokerage, Inc.                                    |                                                                 |
|      (Oklahoma)                                         |   -------------------------       -------------------------     |
|   -----------------------                               |   22. COUNTRY Medical             30. Illinois Agricultural  ---|
|                                                         |--     Plans, Inc.                     Auditing Association      |
|   -----------------------      ------------------------ |   -------------------------       -------------------------     |
|   5. Middlesex Mutual     ---- 14. Midfield Corporation |                                                                 |
|--    Assurance Company     |   ------------------------ |   -------------------------                                     |
|   -----------------------  |                            |   23. COUNTRY Capital             -------------------------     |
|                            |   ------------------------ |--     Management                  31. IAA Foundation         ---|
|   -----------------------   -- 15. Alliance Agency, LLC |       Company                     -------------------------     |
|   6. Holyoke Mutual            ------------------------ |   -------------------------                                     |
|--    Insurance Company                                  |                                   -------------------------     |
|      in Salem             --                            |                                   32. Agricultural Support   ---
|   -----------------------  |                            |                                       Association
|            |               |   ------------------------ |                                   -------------------------
|   -----------------------   -- 16. Holyoke of Salem     |   -------------------------
|   7. Holyoke Square, Inc.          Insurance Agency,    |   24. COUNTRY Trust
|   -----------------------          Inc.                 |--     Bank
|                                ------------------------ |   -------------------------
|   -----------------------                               |               |
|   8. Modern Service            ------------------------ |   -------------------------
|--    Insurance Company      -- 17. **Cornwall           |   25. COUNTRY Mutual
|   -----------------------  |       &  Stevens Co. Inc.  |       Funds Trust
|                            |   ------------------------ |   -------------------------
|   -----------------------  |                            |
|   9. Mutual Service        |   ------------------------ |   -------------------------
|--    Casualty Insurance   ---- 18. Total Client Service |   26. Mutual Service Life
|      Company              --       Insurance Agency,     --     Insurance Company
|   -----------------------   |      Inc.                     -------------------------
|                             |  ------------------------
|   -----------------------   |
|   10. MSI Preferred         |
|--     Insurance Company   --|
|   -----------------------   |
|                             |
|   -----------------------   |
|   11. MSI Preferred         |
 --     Services, Inc.      --
    -----------------------


               ------------------------------------
               * ILLINOIS AGRICULTURAL ASSOCIATION
               ------------------------------------
                                |
                                |
               -------------------------------------
              |                                     |
    -----------------------           -------------------------
    33. Prairie Farms        ---      41. ***                   ---
        Dairy, Inc.             |         GROWMARK, Inc.           |
    -----------------------     |     -------------------------    |
                                |                                  |
    -----------------------     |     -------------------------    |
    34. Muller-Pinehurst     ---|     42. FS Risk Management    ---|
        Dairy, Inc.             |         Services, Inc.           |
    -----------------------     |     -------------------------    |
                                |                                  |
    -----------------------     |     -------------------------    |
    35. East Side Jersey     ---|     43. FS Preferred          ---|
        Dairy, Inc.             |         Insurance Company        |
    -----------------------     |     -------------------------    |
                                |                                  |
    -----------------------     |     -------------------------    |
    36. Ice Cream            ---|     44. MID-CO                ---|
        Specialties, Inc.       |          Commodities, Inc.       |
    -----------------------     |     -------------------------    |
                                |                |                 |
    -----------------------     |     -------------------------    |
    37. P.F.D. Supply        ---|     45. FS Financial Services ---|
        Corporation             |         Corporation              |
    -----------------------     |     -------------------------    |
                                |                                  |
    -----------------------     |     -------------------------    |
    38. Hawmel, LLC          ---|     46. Lakeland FS, Inc.     ---|
    -----------------------     |     -------------------------    |
                                |                                  |
    -----------------------     |     -------------------------    |
    39. Mo-Kan Express, Inc. ---|     47. FS Services Ontario   ---|
    -----------------------     |         Ltd.                     |
                                |     -------------------------    |
    -----------------------     |                                  |
    40. GMS                  ---      -------------------------    |
        Transportation Co.            48. GROWMARK FS, Inc.     ---|
    -----------------------           -------------------------    |
                                                                   |
                                      -------------------------    |
                                      49. Project Explorer         |
                                          Mark II Corporation   ---|
                                      -------------------------    |
                                                                   |
                                      -------------------------    |
                                      50. FS Energy, Inc.       ---|
                                      -------------------------    |
                                                                   |
                                      -------------------------    |
                                      51. GROWAG, Inc.          ---|
                                      -------------------------    |
                                                                   |
                                      -------------------------    |
                                      52. Seedway, Inc.         ---|
                                      -------------------------    |
                                                                   |
                                      -------------------------    |
                                      53. 1105433 Ontario, Inc. ---|
                                      -------------------------    |
                                                 |                 |
                                                 |                 |
                                      -------------------------    |
                                      54. UPI, Inc.             ---
                                      -------------------------


1. Organized in Illinois as a mutual insurance company. Proxy control in Illinois Agricultural Association.

2. Organized in Illinois as a stock insurance company. 99.9% of voting securities owned by COUNTRY Mutual Insurance Company.

3. Organized in Illinois as a stock insurance company. 100% of voting securities owned by COUNTRY Mutual Insurance Company.

4. Organized in Oklahoma as a business corporation. 100% of voting securities owned by COUNTRY Mutual Insurance Company.

5. Organized in Connecticut as a mutual insurance company. Board and management control by COUNTRY Mutual Insurance Company.

6. Organized in Massachusetts as a mutual insurance company. Board and management control and 75.4% of guaranty capital owned by COUNTRY Mutual Insurance Company.

7. Organized in Massachusetts as a stock business corporation. 100% of voting securities owned by Holyoke Mutual Insurance Company in Salem.

8. Organized in Minnesota as a stock insurance company. 100% of voting securities owned by COUNTRY Mutual Insurance Company.

9. Organized in Minnesota as a mutual insurance company. Board and management control and 100% of guaranty capital owned by COUNTRY Mutual Insurance Company.

10. Organized in Wisconsin as a stock insurance company. 60% of voting securities owned by COUNTRY Mutual Insurance Company and 40% of voting securities owned by Mutual Service Casualty Insurance Company.

11. Organized in Illinois as a business corporation. 60% of voting securities owned by COUNTRY Mutual Insurance Company and 40% of voting securities owned by Mutual Service Casualty Insurance Company.

12. Organized in Illinois as a business corporation. 71.4% of voting securities owned by Illinois Agricultural Association; 17.14% of voting securities owned by COUNTRY Mutual Insurance Company, 11.43% of voting securities owned by COUNTRY Life Insurance Company.

13. Organized in Oregon as a business corporation. 100% of voting securities owned by CC Services, Inc.

14. Organized in Connecticut as a stock business corporation. 100% of voting securities owned by Middlesex Mutual Assurance Company.

15. Organized in Conneticut as a limited liability company. 77.5% of voting securities owned by Middlesex Mutual Assurance Company.

16. Organized in Massachusetts as a stock business company. 100% of voting securities owned by Holyoke Square, Inc.

17. Organized in Tennessee as a business corporation. 100% of voting securities owned by Mutual Service Casualty Insurance Company.

18. Organized in California as a business corporation. 100% of voting securities owned by Mutual Service Casualty Insurance Company.

19. Organized in Illinois as a business corporation. 98.4% of voting securities owned by Illinois Agricultural Association.

20. Organized in Illinois as a stock insurance company. 99.99% of voting securities owned by Illinois Agricultural Holding Co.

21. Organized in Illinois as a stock insurance company. 100% of voting securities owned by COUNTRY Life Insurance Company.

22. Organized in Illinois as a stock insurance company. 100% of voting securities owned by COUNTRY Life Insurance Company.

23. Organized in Illinois as a business corporation. 100% of voting securities owned by COUNTRY Life Insurance Company.

24. Organized as a Federal thrift. 100% of voting securities owned by COUNTRY Life Insurance Company.

25. Organized in Delaware as a business trust. 53.92% of voting securities (measured by dollar value) owned of record by COUNTRY Trust Bank and 23.34% of voting securities owned of record by COUNTRY Life Insurance Company. Investment advisory agreement with COUNTRY Trust Bank.

26. Organized in Minnesota as a mutual insurance company. Board and management control and 100% of guaranty capital owned by COUNTRY Life Insurance Company.

27. Organized in Illinois as a business corporation. 100% of voting securities owned by Illinois Agricultural Holding Co.

28. Organized in Illinois as a business corporation. 100% of voting securities owned by Illinois Agricultural Holding Co.

29. Organized as an Illinois credit union. No corporate control. Board control in Illinois Agricultural Association and certain affiliated companies.

30. Organized in Illinois as an agricultural cooperative. 47.8% of voting securities owned by Illinois Agricultural Association.

31. Organized in Illinois under the General Not For Profit Corporation Act. Membership control in Illinois Agricultural Association.

32. Organized in Illinois under the General Not For Profit Corporation Act. Membership control in Illinois Agricultural Association.

33. Organized in Illinois as an agricultural cooperative. 39.2% of voting securities owned by Illinois Agricultural Association.

34. Organized in Illinois as a business corporation. 50% of voting securities owned by Prairie Farms Dairy, Inc.

35. Organized in Indiana as a business corporation. 100% of voting securities owned by Prairie Farms Dairy, Inc.

36. Organized in Missouri as a business corporation. 100% of voting securities owned by Prairie Farms Dairy, Inc.

37. Organized in Illinois as a business corporation. 100% of voting securities owned by Prairie Farms Dairy, Inc.

38. Organized in Illinois as a limited liability company. 50% of voting securities owned by Prairie Farms Dairy, Inc. and 50% of voting securities owned by P.F.D. Supply Corporation.

39. Organized in Kansas as a business corporation. 50% of voting securities owned by Prairie Farms Dairy, Inc.

40. Organized in Illinois as a business corporation. 100% of voting securities owned by Prairie Farms Dairy, Inc.

41. Organized in Delaware under the General Corporation Act. 23.3% of voting securities owned by Illinois Agricultural Association.

42. Organized in Delaware under the General Corporation Act. 92.2% of voting securities owned by GROWMARK, Inc.

43 Organized in Vermont as a business corporation. 92.2% if voting securities owned by GROWMARK, Inc.

44. Organized in Delaware under the General Corporation Act. 56.7% of voting securities owned by GROWMARK, Inc.

45. Organized in Delaware under the General Corporation Act. 100% of voting securities owned by GROWMARK, Inc.

46. Organized in Illinois as an agricultural cooperative. 47.8% of voting securities owned by FS Financial Services Corporation.

47. Organized in Ontario under the Business Corporations Act. 100% of voting securities owned by GROWMARK, Inc.

48. Organized in Delaware under the General Corporation Act. 100% of voting securities owned by GROWMARK, Inc.

49. Organized in Delaware under the General Corporation Act. 100% of voting securities owned by GROWMARK, Inc.

50. Organized in Iowa under the Business Corporation Act. 100% of voting securities owned by GROWMARK, Inc.

51. Organized in Illinois as a business corporation. 100% of voting securities owned by GROWMARK, Inc.

52. Organized in Delaware under the General Corporation Act. 100% of voting securities owned by GROWMARK, Inc.

53. Organized in Ontario under the Business Corporations Act. 100% of voting securities owned by GROWMARK, Inc.

54. Organized in Ontario under the Business Corporations Act. 50% of voting securities owned by 1105433 Ontario, Inc.*

----------
* Organized in Illinois as a not-for-profit corporation. No voting securities. No person controls it.

....GROWMARK, Inc. owns 33% or more of the outstanding voting securities in 9 fund limited liability companies owned in connection with its various Illinois and Iowa member companies.

** Cornwall & Stevens Co., Inc. (TN) ultimately controls 100% of the voting securities in 8 subsidiaries.

***GROWMARK, Inc. owns stock in approximately 50 of its Illinois and Iowa member companies.

ITEM 29. INDEMNIFICATION


Each person who is or who shall hereafter become a director, officer or employee of the Company, and his administrators, executors, and heirs shall be indemnified by the Company, to the extent not prohibited by applicable law, against all judgments, decrees, orders and findings rendered or entered against him and all costs and expenses reasonably incurred by or imposed upon him, in connection with or resulting from any action, suit or proceeding, administrative or otherwise or threat thereof, to which he is or may be made a party by reason of his being or having been a director, officer or employee (whether or not he shall be a director, officer or employee at the time) excepting judgments, decrees, orders, findings, costs and expenses incurred or imposed in relation to matters as to which a recovery shall be had against him by reason of his having been finally adjudged in such action, suit or proceeding, administrative or otherwise liable because of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. In the absence of an adjudication which expressly absolves the director, officer or employee of liability to the company or its stockholders for willful misfeasance, bad faith, gross negligence and reckless disregard of the duties involved in the conduct of his office, or in the event of a settlement, each director, officer and employee and his administrators, executors, or heirs may be indemnified by the company against payments made including reasonable costs and expenses provided that such indemnification shall be conditioned upon the prior determination by a resolution of two-thirds (2/3) of those members of the Board of Directors of the Company who are not involved in the action, suit or proceeding that the director, officer or employee has no liability by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, and provided further that if a majority of the members of the Board of Directors of the company are involved in the action, suit or proceeding, such determination shall have been made by a written opinion of independent counsel. Amounts paid in settlement shall not exceed costs, fees and expenses which would have been reasonably incurred if the action, suit or proceeding had been litigated to a conclusion. The foregoing rights and indemnification shall not be exclusive of any other rights to which the officers, directors, and employees may be entitled according to law.

The Company may purchase and maintain insurance on behalf of any person who is or was a director, officer or employee of the company against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Company would have the power to indemnify him against such liability.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


ITEM 30. PRINCIPAL UNDERWRITER


(a) COUNTRY Capital Management Company is the registrant's principal underwriter and also serves as the principal underwriter to COUNTRY Investors Variable Annuity Account.

(b) Officers and Managers of COUNTRY Capital Management Company


NAME AND PRINCIPAL BUSINESS
ADDRESS*                                    POSITIONS AND OFFICES
---------------------------------------------------------------------------------------------------------------------
Andrew L. Goleman                           Director

James P. Schillinger                        Director

Philip T. Nelson                            Chairman & Director

Richard Guebert Jr.                         Vice President & Director

William J. Hanfland                         Vice President--Finance & Treasurer

Paul M. Harmon                              General Counsel & Secretary

John D. Blackburn                           Chief Executive Officer

David A. Magers                             Senior Vice President & Chief Financial Officer

Doyle J. Williams                           Senior Vice President--Marketing

Timothy Braida                              Assistant Treasurer

Deanna L. Frautschi                         Senior Vice President--Communications & Human Resources

Shelly S. Prehoda                           Vice President--Information Technology

Thomas B. Harris                            Assistant Secretary

Kathy Smith Whitman                         Assistant Secretary

Peter J. Borowski                           Vice President & Corporate Controller

Albert K. Semmler                           Director--Financial Planning & Executive Representative
                                            and Chief Compliance Officer


     * The principal business address of all of the persons listed above is 1705 N. Towanda Avenue, Bloomington, Illinois 61702.

(c) Compensation from the Registrant

                                                             (3)
(1)                                   (2)              COMPENSATION ON
NAME OF                        NET UNDERWRITING       EVENTS OCCASIONING            (4)               (5)
PRINCIPAL                        DISCOUNTS AND        THE DEDUCTION OF A         BROKERAGE           OTHER
UNDERWRITER                       COMMISSIONS         DEFERRED SALES LOAD       COMMISSIONS       COMPENSATION
--------------------------------------------------------------------------------------------------------------
COUNTRY Capital
Management Company

As of the Registrant's last fiscal year, no Policies have been sold.


ITEM 31. LOCATION OF BOOKS AND RECORDS


All of the accounts, books, records or other documents required to be kept by
Section 31(a) of the Investment Company Act of 1940 and rules thereunder, are maintained by the Company at 1711 G.E. Road, 1701 N. Towanda Avenue or 1705 N. Towanda Avenue, Bloomington, Illinois 61702, or 5400 University Avenue, West Des Moines, Iowa 50266.

ITEM 32. MANAGEMENT SERVICES


VARIABLE PRODUCTS COMPLIANCE AND ACCOUNTING AGREEMENT. Under this agreement, EquiTrust Investment Management Services, Inc. ("EquiTrust") agrees to provide the Company with certain compliance and accounting functions with respect to the variable annuity contracts and variable universal life insurance policies issued by the Company. These functions include: preparing Forms N-4 and N-6, N-SAR and 24F-2; providing requested information for SEC examinations; calculating daily unit values and preparing trial balances, financial reports and audit schedules. EquiTrust is not an affiliated person of the Company. EquiTrust is compensated quarterly for its services based on a schedule of fees attached to the agreement.


ITEM 33. FEE REPRESENTATION


The Company represents that the aggregate charges under the Policies are reasonable in relation to the services rendered, the expenses to be incurred and the risks assumed by the Company.

                                   SIGNATURES


As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, COUNTRY Investors Variable Life Account, certifies that it meets all requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized in the City of Bloomington, State of Illinois, on the 26th day of April, 2004.


                                     COUNTRY INVESTORS LIFE ASSURANCE COMPANY
                                     COUNTRY INVESTORS VARIABLE LIFE ACCOUNT


                                     By:         /s/ Philip T. Nelson
                                         ------------------------------------
                                                     Philip T. Nelson

                                                       PRESIDENT
                                        COUNTRY Investors Life Assurance Company

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on the dates set forth below.


            SIGNATURE                              TITLE                               DATE
            ---------                              -----                               ----
      /s/ PHILIP T. NELSON           President and Director [Principal
---------------------------------      Executive Officer]                       April 26, 2004
        Philip T. Nelson

       /s/ DAVID A. MAGERS           Senior Vice President
---------------------------------      and Chief Financial Officer
         David A. Magers               [Principal Financial Officer]
                                       [Principal Accounting Officer]           April 26, 2004

                *
---------------------------------    Director                                   April 26, 2004
         David A. Downs

                *
---------------------------------    Director                                   April 26, 2004
        Andrew L. Goleman

                *
---------------------------------    Director                                   April 26, 2004
        James R. Holstine

                *
---------------------------------    Director                                   April 26, 2004
         Henry J. Kallal

                *
---------------------------------    Director                                   April 26, 2004
        Michael J. Kenyon

                *
---------------------------------    Director                                   April 26, 2004
         Glenn R. Meyer

                *
---------------------------------    Director                                   April 26, 2004
         Richard D. Ochs

                *
---------------------------------    Director                                   April 26, 2004
       William H. Olthoff

            SIGNATURE                              TITLE                               DATE
            ---------                              -----                               ----
                *
---------------------------------    Director                                   April 26, 2004
        Robert L. Phelps

                *
---------------------------------    Director                                   April 26, 2004
       James D. Schielein

                *
---------------------------------    Director                                   April 26, 2004
      James P. Schillinger

                *
---------------------------------    Director                                   April 26, 2004
       Randal K. Schleich

                *
---------------------------------    Director                                   April 26, 2004
         Paul E. Shuman

                *
---------------------------------    Director                                   April 26, 2004
          Terry A. Pope

                *
---------------------------------    Director                                   April 26, 2004
       Gerald D. Thompson

                *
---------------------------------    Director                                   April 26, 2004
       Robert E. Thurston

                *
---------------------------------    Director                                   April 26, 2004
         Dale W. Wachtel

                *
---------------------------------    Director                                   April 26, 2004
            J.C. Pool

                *
---------------------------------    Vice President and Director                April 26, 2004
       Richard Guebert Jr.


*By:     /s/ PAUL M. HARMON
    -----------------------------
            Paul M. Harmon
           ATTORNEY-IN-FACT
    PURSUANT TO POWER OF ATTORNEY

                                  EXHIBIT INDEX


EXHIBIT       DESCRIPTION
-------       -----------
(k)           Paul M. Harmon opinion and consent
(n)(1)        Ernst & Young LLP consent
(n)(2)        Sutherland Asbill & Brennan LLP consent
(n)(3)        R. Dale Hall opinion and consent